Exhibit 10.1

ARAMARK

MASTER DISTRIBUTION AGREEMENT

BETWEEN

SYSCO CORPORATION

AND

ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

TABLE OF CONTENTS

1.	SCOPE.	1

2.	PRODUCT CATEGORIES.	2

3.	SERVICE.	3

4.	DELIVERY.	5

5.	REPORTING.	6

6.	ORDERING PROCEDURES.	8

7.	TERMINATION.	9

8.	CALCULATION OF COST.	9

9.	PRICING AND MARGINS.	11

10.	ALLOWANCES.	14

11.	ARAMARK PROPRIETARY MERCHANDISE.	19

12.	PAYMENT TERMS.	16

13.	INVOICING.	16

14.	AUDIT.	17

15.	INSURANCE AND INDEMNITY.	18

16.	PROCEDURES MANUAL.	19

17.	MINORITY-OWNED AND WOMEN-OWNED SUPPLIERS.	19

18.	COMPLIANCE WITH LAWS AND STANDARDS.	19

19.	MISCELLANEOUS PROVISIONS.	20

i

ATTACHMENTS:	EXHIBIT A - Products and Margins List
EXHIBIT B - Primary Distributors List
EXHIBIT C - Specialty Meat Items
EXHIBIT D - SYSCO Performance Allowance
EXHIBIT E - Product Excluded Produce Incentive Allowance
EXHIBIT F - ARAMARK Form of Audit
EXHIBIT G - SYSCO Minority and Women-Owned Suppliers
EXHIBIT H - ARAMARK Food Safety Standards
EXHIBIT I - SYSCO Raw Ground Beef & Veal Safety Standards

ii

MASTER DISTRIBUTION AGREEMENT

THIS MASTER DISTRIBUTION AGREEMENT (this “Agreement”) is made as of November 25, 2006 (the “Effective Date”) by and between ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC. (“ARAMARK”) and SYSCO CORPORATION (“SYSCO”).

RECITALS:

A. ARAMARK and SYSCO are parties to a certain Master Distribution Agreement dated as of February 1, 2002, as amended and extended (the “Prior Agreement”).

B. Under the Prior Agreement, SYSCO provided distribution services to ARAMARK, its affiliates and Components (hereinafter defined).

C. Based on the overall volume of purchases made by ARAMARK and its Components, and the business opportunities presented to SYSCO, ARAMARK and SYSCO have agreed to modify the terms and conditions under which distribution services are provided to the Components (hereinafter defined), as hereinafter set forth.

AGREEMENT:

NOW, THEREFORE, in consideration of the promises contained herein, and with intent to be legally bound, ARAMARK and SYSCO agree, effective as of the Effective Date, as follows:

1. SCOPE.

(a) Scope. Under this Agreement, SYSCO and its operating subsidiaries and other affiliates (the “Operating Companies”) will distribute a full line of food service products, including without limitation, the products listed on Exhibit A, to service locations managed by ARAMARK and its affiliates and designated by ARAMARK as participating in the SYSCO Distribution Program (the “Components”). SYSCO will cause the Operating Companies to perform in accordance with the terms and conditions of this Agreement. *

(b) Designation of Distributors.

(1) The Operating Companies set forth on Exhibit B are designated as Primary Distributors (hereinafter defined) under this Agreement. The term “Primary Distributor” shall mean any Operating Company designated by ARAMARK as the primary, authorized distributor of food service products within the product categories set forth in Section 2(a) for certain Components.

(2) From time to time, ARAMARK may designate additional Operating Companies as Primary Distributors, with the consent of SYSCO, which will not be unreasonably withheld.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(c) Primary Distributor Status. ARAMARK will grant SYSCO and all Primary Distributors, the opportunity to supply, on a preferred (but not exclusive) basis, products in the categories in Section 2(a). As preferred distributors, SYSCO and the Primary Distributors will be the distributors designated by ARAMARK as the primary, authorized distributors of such products to the Components. With respect to service locations which come under management by ARAMARK’s affiliates after the Effective Date, ARAMARK will in good faith consider designating those locations as Components under this Agreement. However, ARAMARK makes no guarantee, warranty or other commitment that all food service locations managed by ARAMARK’s affiliates will purchase any products, or any minimum quantity of products from SYSCO or any Primary Distributor or other Operating Company to the exclusion of any other vendor. *

(d) Operating Company Transitioning. To create more efficient geographic boundaries for the Primary Distributors and Components, and therefore improve service levels, from time to time SYSCO may request and ARAMARK may agree, to transition one or more designated Components from being serviced by one Operating Company to being serviced by another Operating Company. Such transition will be conditioned upon: (1) SYSCO’s * of products purchased from the new Operating Company will not exceed SYSCO’s * of products from the former Operating Company, (2) the specified products available from the new Operating Company will be the same as the specified products available from the former Operating Company, and (3) the transitioned Components will be permitted to participate fully by the new Operating Company in all food shows and similar promotions. SYSCO and ARAMARK will establish and apply a protocol for identifying Components to be transitioned and for ensuring that the conditions in (1), (2) and (3) are met at and after the transition for 24 months. At the time of a transition related to a transition from one Operating Company to another, or in connection with an acquisition or other transaction, ARAMARK may request, and SYSCO will in good faith consider, a * .

2. PRODUCT CATEGORIES.

(a) SYSCO will cause its Operating Companies to distribute a full line of food service products under this Agreement including without limitation, SYSCO brand products, products bearing national brands, and other products selected by ARAMARK and meeting ARAMARK’s specifications, including without limitation, ARAMARK Proprietary Merchandise (defined in Section 11). The product categories are as follows:

(1)	Healthcare

(2)	Dairy (including eggs)

(3)	Meats

(3A)	Specialty Meats

(4)	Seafood

(5)	Poultry

(6)	Frozen (other than frozen Meats, Seafood and Poultry)

(7)	Canned and Dry

(8)	Paper & Disposables

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(9)	Chemicals & Janitorial

(10)	Supplies & Equipment

(11)	Produce

(12)	Beverage (including coffee and postmix products)

Exhibit A identifies each product category, * . Products identified with a “W” under the heading “Calc Freq” on Exhibit A are priced weekly, and are hereinafter referred to as “Market Commodity Products”. Products identified with a “U” or with a “T” under such heading on Exhibit A are priced monthly, or based on the date of last receipt, respectively, in accordance with Sections 8 and 9 of this Agreement.

(b) Unless otherwise specified by ARAMARK, when a specific SYSCO labeled product is purchased for a Component, only SYSCO label products bearing the brand SYSCO Classic and Reliance will be sold and delivered to such Component to ensure consistency of quality and costs; provided that an equivalent product bearing the Classic or Reliance label is stocked by the Operating Company. SYSCO will use its best efforts to cause the Operating Companies to stock Classic and Reliance. Any SYSCO label product supplied which is not SYSCO Classic or Reliance label, will be consistent with the specifications and quality of the SYSCO Classic or Reliance label. SYSCO will use its best efforts to notify ARAMARK and Components of any modification to a specification for the brand SYSCO Classic, the brand SYSCO Reliance or any other SYSCO brand. Without limiting Section 11, ARAMARK will use reasonable efforts to assist SYSCO in stabilizing and ultimately reducing, where practical, the number of SKU’s associated with servicing Components.

(c) ARAMARK acknowledges that SYSCO receives earned income and obtains operational advantages from the sale of SYSCO brand products to Components. SYSCO acknowledges that ARAMARK as a global food service provider in a highly competitive marketplace must retain discretion to select products for use at food service locations managed by ARAMARK’s affiliates. Accordingly, SYSCO may at any time and from time to time, offer to provide SYSCO brand products to ARAMARK and Components. ARAMARK may, in its discretion and exercising its judgment as a global food service provider, choose to purchase SYSCO brand products which are reasonably equivalent (as determined by ARAMARK in its discretion and exercising such judgment) to other products from other vendors of ARAMARK.

3. SERVICE.

(a) Operating Companies will provide Components with complete and timely service in all aspects of distribution services to be provided under this Agreement, including without limitation, (1) achieving the agreed-upon fill rate of each order, in the aggregate, (2) providing proper follow up of each order as required by each Component, (3) correcting untimely or incomplete deliveries and deliveries of damaged, spoiled or pilfered products and (4) preventing their recurrence. The term “fill rate” is defined as for each order, the percentage of items of products ordered by a Component which are actually delivered to such Component. The agreed upon fill rate is * . After the end of each ARAMARK fiscal quarter, SYSCO will report to ARAMARK each Operating Company’s fill rates for Components served by each Operating Company.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(b) To facilitate order placement, SYSCO will make available to ARAMARK prior to their effective date, weekly and monthly price order guides (the “Order Guides”) through eSYSCO, SYSCO’s internet order entry system, or another third party remote order entry system mutually acceptable to the parties (in either case, an “Order Entry System”). All Order Guides (1) will, for each product, contain a product description and identify the brand, pack and size, quality and grade, item code number, line item number, and price of such product, (2) will correspond with ARAMARK’s Periods (hereinafter defined), (3) will be customized and tailored to the product requirements of the ARAMARK line of business of which the Component is a part, and (4) will, upon adding a new product, map the item to the corresponding sequencing chart product category, providing ARAMARK’s general ledger account code. Additionally, new SYSCO product categories will be mapped to a corresponding ARAMARK product category. Order Guides will be distributed weekly and monthly. Weekly Order Guides will identify prices of all Market Commodity Products. For those Components which do not order electronically, Operating Companies will provide hard copy weekly Order Guides on a weekly basis, and hard copy monthly Order Guides on a monthly basis, prior to their effective dates. The term “Period” is defined as each of those 12 accounting periods, which together comprise a fiscal year of ARAMARK. In addition, each month, upon ARAMARK’s request, each Operating Company will send to ARAMARK, a copy of such Operating Company’s * for such month, at least seven days prior to the effective date of such * . Further, ARAMARK shall have access to * on the application of the * to * , on an as-requested basis. Order guides and SYSCO invoices will correspond to ARAMARK’s general ledger account codes.

(c) Each Operating Company will assign a salaried, non-commissioned Account Executive and a Customer Service Representative to ARAMARK’s account. The SYSCO Account Executive and the SYSCO Customer Service Representative will maintain contact with the manager (or his designee) of each Component served by the Operating Company which assigned them, on a basis satisfactory to each Component manager (or his designee), to ensure complete service levels, to enter and check the accuracy of orders and to resolve service and product deficiencies. In addition, each SYSCO Account Executive will visit each Component served by such SYSCO Account Executive and meet with the manager of such Component, at least once each month on a date and at a time satisfactory to each of them.

(d) The mechanics of service, including without limitation, credits and pick-ups, will be established by the Component manager (or his designee), the assigned SYSCO Account Executive and the assigned Customer Service Representative, based on the policies and procedures manual prepared and supplied by SYSCO and approved by ARAMARK under Section 16.

(e) Operating Companies will provide each Component location with at least one delivery each week. More or less frequent deliveries may be agreed upon by the Component manager (or his designee) and the Operating Company’s assigned Account Executive on a Component-by-Component basis.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(f) Upon request by a Component, Operating Companies will provide to that Component those products not normally carried in inventory but which are required for special events, provided that the Component gives reasonably adequate notice of its requirements. ARAMARK will use reasonable efforts to minimize or avoid returns after special events, i.e. irregular, one-time events. *

(g) SYSCO shall provide at its cost and expense, a SYSCO Account Executive acceptable to ARAMARK, who shall be based in the ARAMARK Tower, Philadelphia, PA or such other location as ARAMARK may designate and who shall report to ARAMARK’s Vice President, Distribution. SYSCO agrees that SYSCO and such SYSCO employee may be required to execute, and if requested, shall execute, a nondisclosure agreement in form reasonably satisfactory to counsel for SYSCO and ARAMARK, to protect and avoid or limit disclosure of any trade secrets or other confidential or proprietary information of ARAMARK or information of third parties whose confidentiality has been entrusted to ARAMARK.

(h) With respect to account management, SYSCO, at a level at least as high as its Vice President, Multi-Unit Sales, will conduct in person business reviews with ARAMARK, on a quarterly basis. Included in such meetings will be a SYSCO finance person, at a level at least as high as Corporate Controller. In addition, SYSCO will provide to ARAMARK, on a quarterly basis, reports of credits due to ARAMARK from each Operating Company, and SYSCO will make a SYSCO finance person, at a level at least as high as Corporate Controller, available to review such reports with ARAMARK, and responsible to implement follow-up actions established during such reviews with ARAMARK.

(i) With respect to research and development activities, SYSCO will provide to ARAMARK the opportunity to engage in test, pilot or co-development projects with SYSCO any new marketing, merchandising and promotional concepts created by SYSCO for SYSCO customers in general, such as new kiosks or new brands, but not projects specific to a single customer. SYSCO will notify ARAMARK of any such opportunity. ARAMARK may accept such opportunity by notice to SYSCO given not more than 30 days after receipt of notice from SYSCO. SYSCO and ARAMARK will then establish the parameters of the test, pilot or co-development project, and SYSCO and ARAMARK will implement such project. * If the project implementation is unreasonably delayed by ARAMARK, SYSCO may cancel the project * .

4. DELIVERY.

(a) Each Operating Company will establish a delivery schedule for each Component served by the Operating Company, as agreed upon by the Component manager and the Operating Company’s assigned Customer Service Representative or Account Executive. The number of deliveries to each Component will be determined by the service level required, subject to Section 3(e).

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(b) All Operating Companies will use their best efforts to make all deliveries between the hours of 7:00 a.m. and 11:30 a.m., and 1:00 p.m. and 5:00 p.m., unless such times are otherwise expanded by the Component manager.

(c) SYSCO and ARAMARK have entered into this Agreement to achieve the highest and best level of service, product delivery, and product quality, and the most efficient and consistent cost and pricing to ARAMARK. SYSCO acknowledges that ARAMARK and Components will require, in each geographic area, and from each Operating Company, different delivery schedules to provide the highest and best service levels, and the most efficient and consistent cost and pricing, to ARAMARK. SYSCO therefore acknowledges and specifically agrees that SYSCO and each Operating Company will cooperate and agree with ARAMARK and Components as to deliveries and service on a basis mutually acceptable to ARAMARK and such Operating Company.

5. REPORTING.

(a) SYSCO Corporate, or each separate Operating Company, will provide ARAMARK and Components with electronic Order Guides, in accordance with Section 3(b). SYSCO will maintain an electronic link between SYSCO and ARAMARK’s Corporate Office so that all weekly and monthly Order Guides will be transmitted electronically to ARAMARK’s Corporate Office by direct electronic link. If requested, SYSCO will provide a copy of the disaster recovery and business continuance plan for SYSCO and any Operating Company.

(b) SYSCO Corporate or each separate Operating Company will provide the following reports to ARAMARK.

(1) SYSCO will compile ARAMARK’s computerized product usage data (“Usage Data”) and provide Usage Data to ARAMARK electronically via FTP server or other electronic communications for input into ARAMARK’s computer product tracking systems. ARAMARK will develop and maintain their proprietary product tracking systems.

(2) Upon ARAMARK’s written request, SYSCO will provide * , the Usage Data provided to ARAMARK and the Components, subject to the below listed conditions: (i) the information will only be made available in one of SYSCO’s standard electronic formats or utilizing * standards; (ii) ARAMARK shall ensure that * .

(3) SYSCO will provide the Usage Data to ARAMARK on a daily basis. The daily data transmission is required by ARAMARK’s E-RECEIVING system. SYSCO will provide Usage Data to ARAMARK in a form and content compatible with E-RECEIVING and otherwise in compliance with ARAMARK’s written E-RECEIVING specifications. Daily Usage Data will be provided to ARAMARK no later than * Time, with this data representing transactions between ARAMARK and SYSCO performed the previous day at each Operating Company.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(4) SYSCO will also provide the Usage Data to ARAMARK on a monthly basis. The monthly data transmission is required by ARAMARK’s ARATRACK system until such time as data produced or calculated by SYSCO is made available to ARAMARK, permitting the transition to the daily file data format. SYSCO will provide Usage Data to ARAMARK in a form and content compatible with ARATRACK and otherwise in compliance with ARAMARK’s written ARATRACK specifications. Monthly Usage Data will be provided to ARAMARK no later than the second Tuesday following the close of each Period.

(5) Usage Data will be provided at * cost to ARAMARK. SYSCO will provide ARAMARK with data that will permit both to * Order Entry Systems in use by the Components.

(6) The parties agree to the following provisions regarding electronic invoices: (i) ARAMARK anticipates the on-time receipt of electronic copies of invoices regardless of Operating Company with “on-time” defined as receipt of invoice upon the next regularly scheduled file transmission after product delivery by the delivering Operating Company; (ii) the goal for on-time receipt of electronic invoices is * at each Operating Company for each delivery day of week; and (iii) queries related to the daily delivery of invoicing data with respect to file content or transmission will be addressed by a manned Help Desk support function capable of responding within * of inquiry and such queries will be restricted to the file’s transmission and will not address specific field-level data values.

(7) The parties acknowledge that some ARAMARK customers, (individually a “* Source Customer” and collectively, * Source Customers”) have requested ARAMARK to provide information on purchases of food products which have been grown or raised in * in which a * Source Customer is located and in * contiguous to such * (the “* Source Region”), or have been processed or packaged into products in such * Source Region, and which products (“* Source Products”) have been purchased by ARAMARK for such * Source Customers. When requested by ARAMARK in specified * , Operating Companies or, at SYSCO’s election, SYSCO Corporate, will use their best efforts to provide a monthly report relating to each * Source Customer showing the total purchases of * Source Products by such * Source Customer, providing the vendor identity and SKU for each such * Source Product, within twenty (20) days of the end of the month covered by the report. If a * Source Customer requests reporting other than that described in this Paragraph 5(b)(7), the parties will use reasonable good faith efforts to provide such reporting, provided that if such reporting would require the expenditure of significant additional time * by SYSCO or any Operating Company, the parties shall discuss in good faith such steps and actions to respond to such request in a fashion which either modifies the request so that SYSCO is able to comply with such request or * SYSCO or the Operating Companies for the additional time * which would result from honoring the request.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

6. ORDERING PROCEDURES.

(a) Ordering Guidelines. All orders will be placed by Components, ordering by product item or line numbers shown in the Order Guides. SYSCO and each of the Operating Companies will use their best efforts to establish uniform product item code numbers and to provide to Components electronic order entry software packages or electronic order entry transmission capability for order placement.

(b) Placing Orders. Each Component will place orders through an Order Entry System. Each Component that * will be assigned a call day and approximate call time for placing orders and will be notified of the assigned call day and time. The assigned SYSCO Customer Service Representative will call for the orders on the assigned call day at the approximate call time. Those Components placing orders through an Order Entry System will have access to a SYSCO Order Entry System that is specifically designed for either broadband (e.g.: e-SYSCO) or dial-up (e.g.: RIO Lite) data communication. All SYSCO Order Entry Systems will be functional within the constraints defined for the application and will be maintained and supported to meet the ordering requirements of all Components. In the event that a Component encounters a problem in the use of an Order Entry System or in the content of the data presented, a manned Help Desk support function will be available to the Component when required to assist in resolving any issues arising from the use of the Order Entry System.

(c) Specified Products Program. Each Operating Company will incorporate ARAMARK’s Specified Products Program into its written procedures (and where established, into its computer systems and procedures) for responding to orders placed by Components. * . ARAMARK will from time to time notify SYSCO of those products which are preferred under ARAMARK’s Specified Products Program. SYSCO will notify Operating Companies of such products.

(d) Emergency Orders. Any Component may place, and the Primary Distributor serving the Component will fill, emergency orders to provide continuity of service. The Primary Distributor serving the Component placing an emergency order will fill each emergency order at a price established in the manner provided in Section 9. Flagrant abuse of emergency order procedures may be brought to the attention of ARAMARK’s Regional Distribution Managers by SYSCO.

(e) Substitution of Products. Except as provided in Section 6(d), no Operating Company may substitute any products for other products ordered by Components. Products which are out of stock or product substitutions made pursuant to Section 6(d) in connection with ARAMARK’s Specified Products Program will be communicated to each Component, prior to delivery as follows. The Operating Company’s Customer Service Representative will call those Components affected and will suggest substitute products to be shipped. Substitute products will be shipped to a Component affected only after the Component manager (or his designee) has approved

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

the substitution. A substituted product of higher quality or grade than the product ordered will be sold at the price in effect at the time of the order for the product originally ordered, calculated pursuant to Section 9 unless the substitution is the result of a supplier’s failure to timely supply SYSCO. A substitute product of lower quality than the product ordered, will be sold at the price in effect at the time of the order for that substitute product, calculated pursuant to Section 9.

(f) Shortages. SYSCO and each Primary Distributor acknowledge that the designation of a SYSCO operating company as a Primary Distributor limits the circumstances in which ARAMARK and Components will purchase from alternate suppliers. Therefore, where a Component orders from a Primary Distributor, SYSCO and the Primary Distributor will use their respective best efforts to supply such Component with its entire order if product is available in the marketplace.

7. TERMINATION.

(a) Upon 60 days’ prior written notice to SYSCO, ARAMARK may terminate any Operating Company’s designation as a Primary Distributor in one or more market areas, as to one or more Components, or any combination thereof. If, however, ARAMARK desires to so terminate any Operating Company’s designation as a Primary Distributor as a result of the expiration or termination of any contract pursuant to which an affiliate of ARAMARK manages a Component, ARAMARK will not be obligated to provide 60 days’ prior written notice and ARAMARK will provide only such prior written notice as ARAMARK determines to be practical under the circumstances. SYSCO will notify the terminated Operating Company of its termination, the scope of its termination and the termination date. ARAMARK will order and the terminated Operating Company will deliver to one or more locations designated by ARAMARK all ARAMARK Proprietary Merchandise on hand in inventory within 30 days after the termination date.

Either party may terminate this Agreement upon 180 days’ prior written notice to the other party. The term of this Agreement will commence as of November 25, 2006 and shall continue in effect until November 30, 2010, unless sooner terminated.

8. CALCULATION OF COST.

* Cost-Based Program. Except as otherwise provided in Section 9(e), all prices to ARAMARK for products, including without limitation, substitute products and products not listed in a Order Guide, will be calculated on SYSCO’s cost (hereinafter defined), plus a defined margin based on product category, major description, intermediate description and minor description as set forth on Exhibit A. No changes may be made to Exhibit A without ARAMARK’s prior written consent. In addition, the parties acknowledge that where a contract client of ARAMARK or its affiliates competitively bids such client’s purchasing program directly, SYSCO may bid at such costing and pricing as SYSCO in its sole discretion, chooses. Should SYSCO be awarded any such bid, the purchases made pursuant to the bid shall not be included in

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

the total purchases upon which SYSCO is obligated to pay ARAMARK the National Volume Discount, Marketing, Produce Incentive and SYSCO Brand Performance allowances under Section 10 and any other allowance agreed upon by the parties. SYSCO acknowledges that ARAMARK and its affiliates, under their respective operating agreements with contract clients, are responsible for the purchasing of food, beverages and other supplies. *

(b) Definition of SYSCO’s Cost. The term “SYSCO’s cost” is defined as the Vendor’s Last Invoice Price, plus * freight charged (including freight charged by SYSCO’s affiliated entity which assumes the internal freight function (“SYSCO Logistics”)), if not included in the Vendor’s Last Invoice Price, less all off-invoice vendor allowances, discounts and off-invoice promotions for the period of the promotion, excluding cash discounts, breakage allowances and spoilage allowances.

(1) The term “Vendor’s Last Invoice Price” is defined as, for each product received, * (i) the invoice price shown on the last invoice for such product issued by the product vendor including the * , Inc. and its * (collectively, “*”), prior to the date on which an Operating Company calculates SYSCO’s cost and establishes the price of such product, and (ii) * Where ARAMARK establishes contract pricing for a product as described in Section 9(d) and 9(e), (whether FOB plant or delivered to SYSCO’s dock), the Vendor’s Last Invoice Price, for purposes of calculating SYSCO’s cost and the sell price of such product, will be * . For the avoidance of doubt, ARAMARK contract pricing will include contracts where ARAMARK’s vendor has agreed to supply products to ARAMARK through ARAMARK’s designated distributor at the vendor’s truckload quantity price, without regard to the actual size of the load shipped or delivered by the vendor.

*

*

* Cash discounts, actual and imputed, breakage allowances, spoilage allowances and the cost recovery and earned income referenced in Section 8(b)(6) will be excluded from the calculation of SYSCO’s cost of a product. Operating Companies will not increase the cost of any product by an imputed cash discount, if the vendor does not offer a cash discount. Operating Companies will not decrease SYSCO’s cost of any product by the amount of any actual cash discount made available by the vendor to the Operating Company, except as provided in Section 9(d)(5). *

(5) Allowances (including bid and nonprofit allowances and USDA bill-backs) granted by manufacturers to be passed along to ARAMARK and its Components will be passed along as * , prior to * .

(6) SYSCO and Operating Companies perform value-added services for suppliers of SYSCO brand and other products over and above procurement activities

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

typically provided. These value-added services include regional and national marketing, freight management, consolidated warehousing, quality assurance and performance-based marketing. SYSCO may recover the costs of providing these services and may also be compensated for these services and considers this compensation to be earned income. Receipt of such cost recovery or earned income does not affect product cost.

(c) Net Weight Definition. With respect to the calculation of SYSCO’s cost of * products, the term “net weight” means the gross weight of a case, the packaging and the * product in the case, less the weight of the case and the packaging. The net weight, as defined in this sub-Section, will be used, with respect to * products, for all purposes, including calculation of * . For the avoidance of doubt, the * of all products will be calculated on the net weight set forth on the * or * most recent * .

9. PRICING AND MARGINS.

(a) Pricing Calculations and Adjustments.

(1) SYSCO will cause each Operating Company to calculate SYSCO’s cost and to establish prices for all products sold to ARAMARK and its Components (other than Market Commodity Products) using Vendor’s Last Invoice Price prior to the commencement of each Period. SYSCO will cause Operating Companies to sell all products (other than Market Commodity Products) ordered by ARAMARK during such period at such prices. Prior to expiration of each Period, SYSCO and each Operating Company will establish prices of all products (other than Market Commodity Products), which will be in effect for the next following Period and which will reflect increases or decreases in the Vendor’s Last Invoice Price for such Products.

(2) SYSCO will cause each Operating Company to calculate SYSCO’s cost of, and to price, Market Commodity Products on the date associated with such Operating Company, as set forth on Exhibit B, and such prices will remain in effect for the time period set forth on Exhibit B. Pricing for fresh produce and fresh fish and fresh shellfish will be adjusted * , with pricing based on SYSCO’s cost for the last receiving the day before the price becomes effective. *

(b) Primary Distributor Pricing.

(1) Sell Price. Except as provided in Section 9(e), all prices to ARAMARK from Primary Distributors will be SYSCO’s cost, plus a defined margin based on product category, * . No changes will be made to Exhibit A without the prior consent of ARAMARK. Unless otherwise specifically noted on Exhibit A, the margin of each product on Exhibit A is a * such that the price of such product will equal * . Notwithstanding anything in this Agreement to the contrary, the * on sell for frozen pizza delivered to * , and for plastic, fiber and composite disposable trays delivered * , will be * , and * , respectively.

(2)* procedure. Every quarter during the term, SYSCO will provide to ARAMARK with a * report patterned on Exhibit A, showing where all products distributed by SYSCO and its Operating Companies have been classified for purposes of calculating SYSCO’s cost and sell prices, by product category, * . *

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(c) Smallwares, ChefEx and Drop Ship Pricing. SYSCO will provide Components with kitchen, cooking, storage and handling equipment and tabletop items and smallwares (collectively, “Smallwares”). SYSCO will deliver Smallwares to Components, at SYSCO’s option, from Operating Companies, direct from the manufacturer or from SYSCO’s Central Warehouse network located around the country.

(1) From Operating Companies. All prices for Smallwares shipped from Operating Companies to Components will be at SYSCO’s cost, plus a * .

(A) Any Smallwares orders in excess of $* (but less than $*) will be at SYSCO’s cost, plus * .

(B) Any Smallwares orders equal to or exceeding $* will be at SYSCO’s cost, plus * .

* From Manufacturers (Drop Ship). All prices for Smallwares, light equipment, capital equipment and other products drop shipped from a manufacturer’s factory or distribution facility to Components will equal SYSCO’s cost, plus a * . All prices for drop shipped products in SYSCO’s product category 3 (Meats) and category 5 (Poultry), other than such products purchased through SYSCO’s ChefEx network (which will be priced in accordance with Paragraph 9(c)(3)), will equal SYSCO’s cost, plus a $* . Freight costs will be included in SYSCO’s cost * .

(3) From Central Warehouse. All prices for Smallwares shipped to Components from a SYSCO Central Warehouse on behalf of the Operating Company will be at SYSCO’s cost for such Operating Company, plus a * . Freight will be charged only on orders under $* . All products other than Smallwares, shipped from the delivering SYSCO Central Warehouse, will be at SYSCO’s Cost for the Operating Company, plus * . Freight to the Component from the delivering SYSCO Central Warehouse will be charged only on orders under $* .

(4) From ChefEx. All prices for products purchased through SYSCO’s ChefEx network will equal SYSCO’s cost, plus a * margin on sell, plus the normal express delivery charge (e.g., *) to deliver ChefEx products. If requested by ARAMARK *, SYSCO will cooperate with ARAMARK to utilize * shipping rates for ARAMARK’s ChefEx purchases.

(d) Contract Pricing.

(1) Coffee. Operating Companies will obtain ARAMARK’s premium blend coffee for ARAMARK’s manual and vending operations through deliveries from ARAMARK approved roasters. Operating Companies will deliver ARAMARK’s premium blend coffee to Components at the prices invoiced to the Operating Companies by ARAMARK approved roasters, plus * SYSCO and each Operating Company will not

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

add any surcharge, fee, or other amount to the price of ARAMARK premium blend coffee charged to any Component. * . Operating Companies will deliver * products to Components at the agreed price established between * and ARAMARK and a National Volume Allowance (hereinafter defined) will not be paid on any * products.

(2) Chemicals. Operating Companies will deliver chemical products to Components at the prices for those products established under ARAMARK’s contract with the manufacturer(s) of such products.

(3) Disposables. Operating Companies will deliver disposable products, such as those sold by * or another ARAMARK preferred product vendor, to Components at the prices for those products established in ARAMARK’s contract with such vendor, * plus the margin set forth on Exhibit A.

(4) Paper Products. Operating Companies will deliver paper products, such as those sold by * or another ARAMARK preferred product vendor, to Components at the prices established in ARAMARK’s contract with such vendor, plus the margin set forth on Exhibit A.

(5) Certain Other Products. ARAMARK Components currently utilize * Products that are governed by agreements with vendors binding upon * which establish the ultimate price at which the delivering Operating Company must sell such products to the Component. Notwithstanding Section 9, the Sell Price for these products shall be the amount prescribed (or calculated in accordance with) the agreement with such vendor. Current products where the price to the Component is so determined are fountain syrup products (bag-in-box) from * and * and * . No additional products where the sell price to the Component is so determined may be added without the prior written consent of ARAMARK and SYSCO. *

(e) * and * (fountain syrup). SYSCO will cause Operating Companies to distribute * and * fountain syrup at the respective * and * national chain account contract prices as stipulated by the * and the comparable * and * programs; provided that each Operating Company will reduce SYSCO’s price to Components for syrup by the amount of the cash discount received by the Operating Company from * . *

(f) * and other Contract Pricing. From time to time ARAMARK may choose to enter into * and contract pricing agreements with manufacturers. ARAMARK will notify SYSCO of the relevant terms of those agreements. SYSCO will cause Operating Companies to perform this Agreement in a manner consistent with such agreements. ARAMARK will endeavor to give SYSCO 30 days advance notice of the implementation of such agreements and changes thereto.

(g) Fresh Shell Eggs. *

(h) Specialty Meat Items. Where a Component orders premium meat products from a SYSCO specialty meat company through an Operating Company, the

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

price of such products will be SYSCO’s cost, plus a * . The * for specialty meat products are set forth below. The * will be added, in lieu of any other * , including without limitation, those * set forth in Exhibit A. For the avoidance of doubt, specialty meat products are defined as the products listed on Exhibit C. Effective at signing of this Agreement, the * for specialty meat shall be:

* per pound		* per pound
$	*	$	*
$	*	$	*
$	*	$	*
$	*	$	*
$	*	$	*

All billings for specialty meat products will be made by the Operating Companies, unless and until ARAMARK * .

(i) Food Show Participation. SYSCO will allow Component Frontline Managers to place orders at its Operating Companies’ food shows, * so long as the Frontline Managers attend such food shows.

(j) * . For * a Component (subject to the qualification in the following paragraph), SYSCO will include a * (“*”) on the * for such * equal to $* . SYSCO will establish a primary/secondary relationship for multiple account numbers for multiple * from the same location without * (“Common Area *”) in order to ensure the correct aggregation of account numbers. Under these multiple account relationships, the * will appear only on the last * prepared for any set of Common Area * on a given * day, and therefore not on the * for each * in such set of Common Area *. SYSCO will include the * as a line item with a dedicated SUPC number for the * on the * to the receiving Component which will enable ARAMARK to track the * in its systems.

No * will be applicable to * which are the result of an error by SYSCO provided, however, if the receiving Component adds additional products to such * by SYSCO, such additional products will be treated as * subject to the * . ARAMARK and SYSCO will work together in good faith to address any issues that arise out of * made by SYSCO to correct an error by SYSCO.

10. ALLOWANCES. Based on the overall volume of purchases made by ARAMARK and its Components, and the business opportunities presented to SYSCO, SYSCO will provide to ARAMARK the following allowances:

(a) National Volume Discount. SYSCO will pay to ARAMARK a * national volume discount allowance (the “National Volume Allowance”) on any and all purchases by Components, unless otherwise agreed in writing. * will be excluded from such allowance. SYSCO will pay the National Volume, Marketing, and Produce Incentive

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Allowances earned by ARAMARK based on ARAMARK’s purchases in a Period by the * . In addition to these allowances, and the Performance Allowance, SYSCO will pay to ARAMARK a * prompt payment allowance on all qualified ARAMARK purchases in accordance with Section 12.

(b) Marketing Allowance. Commencing with the Effective Date, SYSCO will pay ARAMARK a national marketing allowance (“Marketing Allowance”) on purchases by Components at the rate of * of total purchases used to calculate the National Volume Allowance. ARAMARK and SYSCO will review the rate of the Marketing Allowance * and, if mutually agreed, will adjust the rate.

(c) SYSCO Brand Performance Allowance. SYSCO shall pay to ARAMARK a Performance Allowance (the “Performance Allowance”), under and subject to the terms and conditions of Exhibit D. SYSCO guarantees that the SYSCO brand version of a product previously supplied to ARAMARK by any such manufacturer with the manufacturer’s brand or other brand shall be packed by such manufacturer.

(d) Produce Incentive Allowance. SYSCO will pay ARAMARK a produce incentive volume allowance (the “Produce Incentive Allowance”) at the rate of * on all products in SYSCO product Category 11 (Produce) (other than the products listed on Exhibit E), purchased by ARAMARK and its Components. All items in Category 11, set forth in Section 2(a), will be deemed produce, except for the products listed on Exhibit E. At the end of each Period, SYSCO will provide ARAMARK with a report on * purchases, and the * of such purchases into * purchases.

(e) Purchase Verification. Calculation and payment of the allowances earned in this Section for a Period (or any other period of time) shall be based on ARATRACK data; provided, however, that if ARAMARK’s accounts payable data show purchases in excess of the purchases shown on ARATRACK data, for any Period (or other period of time), SYSCO will calculate and pay the allowances described in this Section on that incremental volume of purchases, as well as the volume shown on ARATRACK data for such Period (or other period of time). For the avoidance of doubt, purchases from an Operating Company of products sold to the Operating Company by a Specialty Company or any other affiliate of SYSCO shall be included for purposes of calculating the Allowances.

(f) No Operating Company Variance. No allowances in addition to or greater than those specified in this Section 10 and no pricing varying from the pricing specified in Section 9 shall be applicable or effective without the prior written consent of a corporate officer of SYSCO.

11. ARAMARK PROPRIETARY MERCHANDISE.

(a) When requested by ARAMARK, Operating Companies selected by ARAMARK will stock ARAMARK Proprietary Merchandise, merchandise bearing a national or regional brand and private label merchandise, provided that (1) the manufacturer of such ARAMARK Proprietary Merchandise or other merchandise has delivered to ARAMARK a warranty and indemnity agreement providing protections

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

customarily obtained by ARAMARK, which are extended to SYSCO * is able to obtain its standard Hold Harmless Agreement & Guaranty and Warranty of Product from such manufacturer, and (2) there is a minimum movement of * cases per week for each Operating Company selected by ARAMARK to stock such items. There will be a * day grace period to reach the average movement of * cases per week, commencing on the date SYSCO notifies ARAMARK that the item is in stock at each Operating Company selected by ARAMARK. Where ARAMARK agrees to transition distribution business from one Operating Company to another, SYSCO will waive the * case movement requirement for the stocking of ARAMARK’s Specified Products or other merchandise, other than ARAMARK Proprietary Merchandise, for a period of * from the date of such transition.

(b) ARAMARK Proprietary Merchandise that has been discontinued by ARAMARK will be the responsibility of ARAMARK to deplete from inventories of Operating Companies within * days. ARAMARK will be responsible to deplete perishable items within * days.

(c) The term “ARAMARK Proprietary Merchandise” is defined as only those products purchased at the direction of ARAMARK exclusively for ARAMARK lines of business, manufactured and packaged with the ARAMARK logo or other mark proprietary to ARAMARK.

12. PAYMENT TERMS.

ARAMARK will pay invoices under this Agreement within * after the date of invoice. SYSCO will pay ARAMARK a prompt payment allowance of * on all purchases paid within * days after the date of invoice; provided that for any Period, at least * of the total dollar amount of invoices from SYSCO and the Operating Companies are paid within * after the invoice date (the “* Test”). If for any Period, the * Test is not met, SYSCO will pay the prompt payment allowance only for those invoices which were paid within * days after their dates. SYSCO will pay ARAMARK the prompt payment allowance earned in each Period * . The payment terms in this Section will apply to any arrangement where SYSCO has bid to provide distribution services to a third party, as described in Section 8(a).

13. INVOICING.

(a) Each Operating Company invoice will be addressed to ARAMARK Services, Inc. in care of the component’s name and address, and will include the correct Component number and the Operating Company’s supplier number (as designated by ARAMARK) for payment.

(b) Monthly price changes for all products (other than Market Commodity Products) in the product categories listed in Section 2(a) will become effective with the commencement of each Period. Weekly price changes for Market Commodity Products will become effective on the days, and will remain in effect for the periods, identified in Exhibit B.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(c) SYSCO will make available Order Guides and an Order Entry System as provided in Sections 3(b), 5(a) and 6(b). As SYSCO provides or ARAMARK orders new products, such products must conform to ARAMARK’s account codes. Operating Companies will identify on each invoice subtotals of products purchased comporting to ARAMARK’s accounting format, which upon request, will be provided to SYSCO for distribution to Operating Companies.

14. AUDIT.

(a) Upon 15 business days’ prior written notice to SYSCO and an Operating Company, ARAMARK may conduct an audit (including verification of such Operating Company’s costs and prices) of any or all Operating Companies, as more fully provided in this Section. ARAMARK’s notice to SYSCO will state:

(1) The Operating Company or companies subject to the audit.

(2) The date, time and place of audit.

(3) The dates of the pricing periods to be audited.

(4) The items to be audited (including without limitation, appropriate computer screens).

(b) ARAMARK will audit * for a period not to exceed * months prior to the date the audit commences (collectively, the “Audit Documents”). Items to be audited will not exceed * line items, whether or not listed items in SYSCO’s Order Guides.

(c) At the time of the audit, ARAMARK will have access to the Audit Documents for all items being audited. *

(d) In addition to the Audit Documents, SYSCO will make available * prior to the date on which SYSCO’s cost and the price of a product is established. SYSCO will also make available * for the dates and pricing periods for which prices established by SYSCO or any Operating Company are to be audited. *

(e) SYSCO also agrees that, upon notification of an audit, each Operating Company which is the subject of the audit will utilize ARAMARK’s format if requested to do so. An example of ARAMARK’s format is attached as Exhibit F. If, on the second audit, (1) such Operating Company does not utilize ARAMARK’s audit format and procedures or does not provide reports or other documents requested by ARAMARK, or (2) * . ARAMARK reserves the right to re-audit, at its discretion, where audit results are unsatisfactory. In that event, ARAMARK may review invoices and freight bills issued an additional * prior to the audit period if such documentation is available. Furthermore, ARAMARK may review additional line items and additional materials, which will be provided by SYSCO upon ARAMARK’s request. *

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

15. INSURANCE AND INDEMNITY.

(a) SYSCO and each Operating Company will obtain and continue in force, during the term of this Agreement, at their own expense, the following insurance coverage:

(1) Workers’ Compensation Insurance and Occupational Disease Insurance as required by the laws of the state or states wherein the work is to be performed.

(2) Employer’s Liability Insurance, with limits of at least $100,000 each claim.

(3) Comprehensive Automobile Liability Insurance with limits on Bodily Injury Liability of $100,000 each person, $1,000,000 each accident and Property Damage Liability of $500,000 each accident, $500,000 aggregate.

(4) Comprehensive General Liability Insurance, including Operations, Product Liability and Contractual Liability coverage, with limits on Bodily Injury and Personal Injury Liability of $1,000,000 each occurrence, $2,000,000 aggregate and Property Damage Liability of $500,000 each occurrence, $500,000 aggregate.

(b) SYSCO and each Operating Company will purchase, obtain and maintain insurance policies providing the above-required coverage from qualified insurance companies rated by A. M. Best Company, Inc. (or any successor rating agency similarly recognized by the insurance industry) (the “Rating Agency”) in one of the three highest categories of the Rating Agency. Each insurance policy will name ARAMARK, ARAMARK Corporation and their subsidiaries as additional insured, will not contain any cross-liability exclusions and will not be cancelled or materially changed without thirty (30) days’ prior written notice to ARAMARK. Such insurance may be provided in the form of blanket policies covering SYSCO and all of its operating divisions and subsidiaries, including without limitation, Operating Companies. Within 30 days after the date hereof, SYSCO and each Operating Company will obtain and deliver to ARAMARK certificates of insurance evidencing the coverage required above. If any insurer from which SYSCO or an Operating Company obtains the above-required insurance coverage ceases to be rated in one of the three highest categories of the Rating Agency, SYSCO or the Operating Company, as the case may be, will obtain, at the time of renewal of such policy or policies, coverage from another qualified insurance company rated in one of such categories, and within thirty 30 days after obtaining such replacement coverage, will deliver to ARAMARK certificates of insurance evidencing the replacement coverage.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(c) SYSCO will defend, indemnify and hold ARAMARK harmless from all costs, liabilities or other obligations arising out of (1) the performance of this Agreement by SYSCO or any Operating Company, or (2) any product supplied under this Agreement by SYSCO or any Operating Company, except to the extent such costs, liabilities or other obligations are caused by the negligence or willful misconduct of ARAMARK, ARAMARK Services, Inc., or their respective agents or employees or the agents or employees of entities or persons owning or controlling Components. ARAMARK shall promptly notify SYSCO of all Claims provided that failure to promptly notify SYSCO shall not affect SYSCO’s obligation except to the extent SYSCO’s ability to defend the Claim is impaired. Promptly upon notification of a Claim by ARAMARK, SYSCO shall assume and be entitled to control the defense of such Claim with counsel selected by SYSCO and reasonably acceptable to ARAMARK. ARAMARK may participate in the defense of any Claim with counsel of its own choosing at ARAMARK’s expense.

16. PROCEDURES MANUAL.

Promptly after the execution hereof, and thereafter, on every other anniversary of February 1, 2006 during the Term (the first being February 1, 2008), SYSCO will prepare and supply each Component, and each Operating Company, at no cost to ARAMARK or any ARAMARK Component, with a detailed policies and procedures manual consistent with this Agreement and identifying and explaining all procedures, delivery schedules, credit memos, etc. Such procedures manual may be the existing manual used by SYSCO and ARAMARK, with such changes as SYSCO and ARAMARK deems necessary and appropriate to make, and any such changes will be subject to ARAMARK’s approval.

17. MINORITY-OWNED AND WOMEN-OWNED SUPPLIERS.

It is the policy of both ARAMARK and SYSCO to encourage the interest of minority and women-owned businesses. SYSCO represents and warrants that to the best of SYSCO’s knowledge, set forth on Exhibit G attached hereto is a true, correct and complete list of minority-owned and women-owned suppliers from which SYSCO operating companies are purchasing on the date hereof, compiled based on information from SYSCO’s suppliers. If requested, SYSCO will provide ARAMARK, at no cost to ARAMARK, information regarding the purchases of the minority-owned or women-owned suppliers’ products by Components by Operating Company. SYSCO will notify ARAMARK on a quarterly basis of additions or deletions to Exhibit G attached hereto.

18. COMPLIANCE WITH LAWS AND STANDARDS.

(a) In performing this Agreement, SYSCO shall comply, and shall cause the Operating Companies to comply, with all applicable Federal, State and local laws, regulations, rules, ordinances, orders and other legal requirements (“Laws”), including without limitation, the Federal Consumer Products Safety Act, the Fair Labor Standards Act, the Hazardous Substance Act, the Occupational Safety and Health Act of 1970, as amended, and all Federal or State environmental Laws. SYSCO shall also comply, and shall cause the Operating Companies to comply, with ARAMARK’s food safety standards set forth on Exhibit H, as applicable to each Operating Company. SYSCO shall cause its suppliers of SYSCO branded products (including the Specialty Companies) to adhere to such standards, as are applicable to such suppliers of such products. Such standards may be revised at any time and from time to time by ARAMARK, and unless otherwise agreed, shall be effective upon receipt thereof by SYSCO.

(b) Food safety is of paramount important to ARAMARK and SYSCO and the ultimate consumer. To that end, SYSCO had developed stringent standards for the production and packaging of ground beef and ground veal (the “SYSCO Ground Beef Safety Standards”), a copy of which is attached hereto as Exhibit I. In order to adequately protect SYSCO, ARAMARK and the Components from potential food safety issues relating to the production of ground beef and the ultimate consumer, SYSCO shall not be obligated to utilize any supplier of ground beef which does not meet the SYSCO Ground Beef Safety Standards, whether or not the ground beef supplied by such supplier has been designated by ARAMARK as ARAMARK Proprietary Merchandise or a special order product.

19. MISCELLANEOUS PROVISIONS.

(a) SYSCO represents and warrants that it has full right, power and authority to enter into this Agreement and to perform, and to cause each Operating Company to perform, all of the terms and conditions of this Agreement on its or their respective parts to be performed.

(b) ARAMARK represents and warrants that it has full right, power and authority to enter into this Agreement and to perform, and to cause affiliated Components to perform, all of the terms and conditions of this Agreement on its or their respective parts to be performed.

(c) Any information supplied by either party to this Agreement to the other party, including without limitation, client information and purchasing specifications will be considered confidential and will not be disclosed to any third party and will not be used by either party to this Agreement for any reason other than to fulfill the terms of this Agreement. Any party required by law or legal process to disclose any of such confidential information will notify the other as far in advance of such required disclosure as is reasonably feasible. SYSCO will disclose this Agreement to the Operating Companies, each of which, by providing service under this Agreement, shall be deemed to have agreed to perform all terms and conditions of this Agreement, including without limitation, this provision on confidentiality.

(d) This Agreement will not apply to any purchases made by or on behalf of any ARAMARK components from any Operating Companies, including without

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

limitation, any Components which are federal, state or local governmental agencies or instrumentalities, if in the written opinion of counsel to SYSCO or counsel to ARAMARK, the application of this Agreement would violate any federal, state or local law or regulation. In that event, for those Components and Operating Companies, this Agreement will apply and be enforceable to the maximum extent permitted by such law or regulation, as determined by counsel to SYSCO and counsel to ARAMARK. For all other Components and Operating Companies, this Agreement will remain in full force and effect.

(e) All notices required or permitted to be given under this Agreement by ARAMARK to SYSCO, or by SYSCO or any Operating Company to ARAMARK, will be in writing signed by the notifying party and will be either hand delivered, or deposited in the U. S. certified or registered mail, postage prepaid, return receipt requested addressed as follows:

To ARAMARK:	To SYSCO:

ARAMARK Food and Support Services Group, Inc. 22nd Fl. 1101 Market Street, ARAMARK Tower Philadelphia, PA 19107 ATTN: John Orobono Senior Vice President, Purchasing and Distribution

SYSCO Corporation

1390 Enclave Parkway

Houston, TX 77077

ATTN: Larry J. Accardi, Executive Vice

President

With required copies to:

SYSCO Corporation

1390 Enclave Parkway

Houston, TX 77077

ATTN: General Counsel

or to such other addresses as the parties may direct notice given as herein provided. All notices given by SYSCO or any Operating Company to any Component will be in writing, and will be signed and given in the manner provided above, to the Component’s address, ATTN: Manager, with a copy to ARAMARK. Notices may be transmitted electronically if followed by a confirming written notice given as provided above. Notices will be deemed given when hand delivered, or when received as evidenced by the return receipt or the date notice is first refused if that be the case.

(f) No waiver of any breach or default of this Agreement will constitute a waiver of any other or further breach or default hereof. This Agreement will be governed by the law of Pennsylvania, without regard to its choice or conflicts of law rules. The parties hereby waive any objection that venue in Philadelphia, Pennsylvania is improper or inconvenient.

(g) This Agreement constitutes the entire understanding and agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous agreements, writings and other undertakings between on the one hand, SYSCO and it

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

subsidiary or affiliated companies, including without limitation, the Operating Companies, and on the other hand, ARAMARK and its lines of business and their components. All Exhibits attached hereto are incorporated herein by reference. This Agreement may not be amended, altered or otherwise modified including amendments, alterations or modifications relating to any specific Operating Company, except in a writing signed by a corporate officer of SYSCO and a corporate officer of ARAMARK.

(h) In order to enable SYSCO to evaluate ARAMARK’s credit terms and to monitor ARAMARK’s financial condition, ARAMARK will supply to SYSCO quarterly and annual financial statements of ARAMARK Corporation and its subsidiaries on a consolidated basis consisting of an income statement, balance sheet and statement of cash flow. SYSCO may request such further financial information from ARAMARK from time to time, sufficient, in SYSCO’s reasonable judgment, to enable SYSCO to accurately assess such ARAMARK’s financial condition. As long as ARAMARK or its corporate parent makes periodic reporting with the United States Securities and Exchange Commission (SEC) and such reporting is current (with permitted extensions) and in compliance with applicable law and SEC regulations, the requirements of this paragraph 19(h) shall be deemed satisfied.

IN WITNESS WHEREOF, the undersigned duly authorized officers of SYSCO and ARAMARK have hereunto set their hands and seals on the date first above written.

SYSCO CORPORATION	ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A

To

Aramark Master Distribution Agreement

Dated as of November 25, 2006

EXHIBIT A

To

Aramark Master Distribution Agreement

Dated as of November 25, 2006

Aramark Price Rule Interpretation	11/14/2006

Category	CCAT	*	*	*	*	Frequency

Health Care 1	1				*	User Defined

Dairy 2	2				*	User Defined

Shell Eggs - Must be handled at the SUPC level and with a customer agreement.	2	*	*	*	*	Weekly

Pasteurized Eggs - Must be handled at SUPC level.	2	*	*	*	*	User Defined

Butter Alternative	2	*	*		*	User Defined

Butter	2	*			*	Weekly

Cream Cheese	2	*	*		*	User Defined

Grated Cheese	2	*	*		*	Weekly

Grated Cheese / Bulk Fresh	2	*	*	*	*	Weekly

Grated Cheese Bulk Dry	2	*	*	*	*	User Defined

Cheese Spread	2	*	*		*	User Defined

Cheese Substitute	2	*	*		*	User Defined

Cottage Cheese	2	*	*		*	User Defined

Ricotta Cheese	2	*	*		*	User Defined

Cheese Natural Bulk	2	*	*		*	Weekly

Cheese Natural Bulk / Fresh & Soft	2	*	*	*	*	Weekly

Imitation Cheese	2	*	*		*	User Defined

Cheese Food	2	*	*		*	User Defined

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Cheese Cube/Stick	2	*	*		*	Weekly

Cream Cheese Red. Fat	2	*	*		*	User Defined

Cream Cheese Fat Free	2	*	*		*	User Defined

Cream Cheese Flavored	2	*	*		*	User Defined

Mozzarella Cheese (all varieties)	2	*			*	Weekly

Cheese	2	*			*	Weekly

Catchweight Cheese (CMJW)	2	*			*	Weekly

Catchweight Cheese (CITW) / Natural Bulk	2	*	*		*	Weekly

Milk	2	*			*	User Defined	*

Meats 3	3				*	User Defined
MEATS - Tiers * and * and up
Fresh Boxed Beef	3	*	*		*	Weekly

Premium Meats PREMIUM MEATS – * * * * * AND UP	Premium Meat Pricing Is Based on the MDA Agreements *
Premium Meats / Premium Boxed Beef Fresh	3	*	*	*	*	Time Of Sale

Premium Meats / Premium Boxed Beef Fresh	3	*	*	*	*	Time Of Sale

Premium Meats / Premium Boxed Beef Fresh	3	*	*	*	*	Time Of Sale

Premium Meats / Premium Boxed Beef Fresh	3	*	*	*	*	Time Of Sale

Premium Meats / Premium Boxed Beef Fresh	3	*	*	*	*	Time Of Sale

Fresh Ground Beef	3	*	*		*	Weekly

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Beef Portion Fresh	3	*	*		*	Weekly

Premium Meats / Premium Cut Steaks Fresh	3	*	*	*	*	Time Of Sale

Premium Meats / Premium Cut Steaks Fresh	3	*	*	*	*	Time Of Sale

Premium Meats / Premium Cut Steaks Fresh	3	*	*	*	*	Time Of Sale

Premium Meats / Premium Cut Steaks Fresh	3	*	*	*	*	Time Of Sale

Premium Meats / Premium Cut Steaks Fresh	3	*	*	*	*	Time Of Sale

Beef Fresh Deli	3	*	*		*	Weekly

Deli Roast Beef Fresh	3	*	*	*	*	User Defined

Raw Corned Beef	3	*			*	Weekly

Cooked Corned Beef	3	*			*	User Defined

Beef Pastrami	3				*	Weekly

Raw Unbreaded Cubed Steaks	3	*	*		*	Weekly

Beef Misc. Fresh	3	*	*	*	*	Weekly

Beef Fresh	3	*			*	Weekly

Boxed Beef Frozen	3	*	*		*	Weekly

Beef Boxed Frozen / Offall/Organs	3	*	*	*	*	Weekly

Raw and Precooked Beef Fajita Meats	3	*			*	Weekly

Raw and Precooked Beef Fajita Meats	3	*			*	Weekly

Beef Ground Frozen	3	*	*		*	Weekly

Beef Portion Frozen	3	*	*		*	Weekly

Beef Pre-Cooked Frozen	3	*	*		*	User Defined

Frozen Roast Beef	3	*	*	*	*	User Defined

Meatballs Raw	3	*			*	Weekly

Meatballs Cooked	3	*			*	Weekly

Raw Breaded & Unbreaded Cubed Steaks	3	*	*		*	Weekly

Pre-cooked Breaded Beef Fritters	3	*	*		*	User Defined

Beef Frozen Pre-Cooked Processed	3	*	*	*	*	User Defined

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Beef Pre-Cooked Misc	3	*	*	*	*	User Defined

Beef Misc Frozen	3	*	*		*	Weekly

Pork Fresh Raw Primal Cuts	3	*	*		*	Weekly

Pork Fresh Portion Cuts	3	*	*		*	Weekly

Fresh Cut Spare Ribs	3	*	*	*	*	Weekly

Fresh Cut Loin Back Ribs	3	*	*	*	*	Weekly

Pork Fresh Sausage	3	*	*		*	Weekly

Fresh Ham	3	*	*		*	Weekly

Deli Meats Fresh	3	*	*		*	Weekly

Franks Fresh	3	*	*		*	Weekly

Pizza Topping / Pork Fresh	3	*	*		*	User Defined

Bacon Fresh	3	*	*		*	Weekly

Bacon Bits Pure Fresh	3	*	*	*	*	Weekly

Pork Fresh	3	*	*		*	Weekly

Pork Frozen Primal Cuts	3	*	*		*	Weekly

Pork Frozen / Hams Fresh Pack	3	*	*	*	*	Weekly

Pork Spareribs Frozen	3	*	*	*	*	Weekly

Loin Back Ribs Frozen	3	*	*	*	*	Weekly

Pork Frozen Portion Cuts	3	*	*		*	Weekly

Sausage Frozen	3	*	*		*	Weekly

Ham Frozen	3	*	*		*	Weekly

Deli-Pre Sliced Frozen Pork	3	*	*		*	Weekly

Franks Frozen	3	*	*		*	Weekly

Corn Dogs Frozen	3	*	*	*	*	User Defined

Cocktail Franks Frozen	3	*	*	*	*	User Defined

Pork Frozen Pizza Topping	3	*	*		*	User Defined

Bacon Frozen	3	*	*		*	Weekly

Pork Frozen	3	*			*	Weekly

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Fresh Veal Primals	3	*	*		*	Weekly

Fresh Veal Portions	3	*	*		*	Weekly

Veal Fresh	3	*			*	Weekly

Frozen Veal Primals	3	*	*		*	Weekly

Frozen Veal Portions	3	*	*		*	Weekly

Fresh Corn Dogs	3	*	*	*	*	User Defined

Veal Frozen	3	*			*	Weekly

Fresh Lamb Primals	3	*	*		*	Weekly

Fresh Lamb Portions	3	*	*		*	Weekly

Lamb Fresh	3	*			*	Weekly

Frozen Lamb Primals	3	*	*		*	Weekly

Frozen Lamb Portions	3	*	*		*	Weekly

Lamb Frozen	3	*			*	Weekly

Meat Pre-Fab Fresh	3	*			*	Weekly

Meat Pre-Fab Fresh	3	*			*	Weekly

Meat Pre-Fab Frozen	3	*			*	Weekly

Meat Specialty Fresh	3	*			*	Weekly

Meat Specialty Frozen	3	*			*	Weekly

Seafood 4
FRESH FISH *	4				*	User Defined

Fresh Finfish	4	*			*	Time Of Sale

Fresh Squid/Calamari	4	*	*		*	User Defined

Fresh Shellfish	4	*			*	Time Of Sale

Fresh Seafood Stuffing	4	*	*		*	User Defined

Fresh Surimi	4	*	*		*	User Defined

Fresh Other	4	*			*	Time Of Sale

Frozen Finfish	4	*			*	User Defined

Frozen Clams Breaded	4	*	*	*	*	User Defined

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Frozen Conch Fritter Battered	4	*	*	*	*	User Defined

Frozen Conch Fritter Pre-Cooked	4	*	*	*	*	User Defined

Frozen Crab Stuffed	4	*	*	*	*	User Defined

Frozen Crab Cakes	4	*	*	*	*	User Defined

Frozen Crab Balls	4	*	*	*	*	User Defined

Frozen Crab Stuffing	4	*	*	*	*	User Defined

Frozen Crab Nuggets	4	*	*	*	*	User Defined

Frozen Crawfish Breaded	4	*	*	*	*	User Defined

Frozen Oysters Breaded	4	*	*	*	*	User Defined

Frozen Scallop Breaded	4	*	*	*	*	User Defined

Frozen Shrimp (Processed)	4	*	*		*	User Defined

Frozen Shrimp Rock Breaded	4	*	*	*	*	User Defined

Frozen Snails/Escargot	4	*	*		*	User Defined

Frozen Shellfish	4	*			*	Weekly

Frozen Squid/Calamari	4	*	*		*	User Defined

Frozen Turtle	4	*	*		*	User Defined

Frozen Seafood Other	4	*			*	User Defined

Frozen Prepared Seafood	4	*			*	User Defined

Frozen Surimi	4	*			*	User Defined

Poultry 5	5				*	User Defined

Poultry Fresh	5	*			*	Weekly

Raw IQF Bone In Chicken	5	*	*	*	*	User Defined

Chicken Frozen Processed Raw Breaded	5	*	*	*	*	User Defined

Chicken Frozen Marinated Raw Breaded	5	*	*	*	*	User Defined

Chicken Frozen Processed Pre-Cooked	5	*	*	*	*	User Defined

Frozen Specialty Chicken	5	*	*	*	*	User Defined

Frozen Chicken Raw Parts	5	*	*	*	*	Weekly

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Frozen Raw BNLS Thigh	5	*	*	*	*	Weekly

Frozen Raw BNLS BRST	5	*	*	*	*	Weekly

Frozen Portion CNTRL BRST	5	*	*	*	*	Weekly

Frozen Whole Chicken	5	*	*	*	*	Weekly

Frozen Raw Whole Body Turkey	5	*	*	*	*	Weekly

Turkey Frozen Raw B/I Brst	5	*	*	*	*	Weekly

Turkey Frozen Raw Trky Rst Sy	5	*	*	*	*	Weekly

Turkey Frozen Raw BRST RST SY	5	*	*	*	*	Weekly

Frozen Ground TRKY SYS	5	*	*	*	*	Weekly

Frozen Raw Trky Rst Pk	5	*	*	*	*	Weekly

Frozen Raw GRND TRKY Pk	5	*	*	*	*	Weekly

Frozen Turkey Raw Misc.	5	*	*	*	*	Weekly

Frozen Turkey Prckd Rolls Sys	5	*	*	*	*	Weekly

Frozen TurkeyPrckd Cured Sys	5	*	*	*	*	Weekly

Frozen Turkey Prckd Rolls Pkr	5	*	*	*	*	Weekly

frozen Turkey Prckd Cured Pkr	5	*	*	*	*	Weekly

Frozen Turkey Prckd Turkey Pkr	5	*	*	*	*	Weekly

Frozen Turkey Raw Whole Body	5	*	*	*	*	Weekly

Frozen Turkey Raw Brsts Parts	5	*	*	*	*	Weekly

Quail Frozen	5	*	*		*	Weekly

Frozen Wild Game	5	*	*		*	Weekly

Frozen Cornish Whole Hens	5	*	*	*	*	Weekly

Poultry Frozen	5	*			*	Weekly

Frozen 6	6				*	User Defined

Pizza (* Only )	6	*	*		*	User Defined

Pizza Commodity (* Only)	6	*	*	*	*	User Defined

Pizza Frozen Prepared (* Only)	6	*	*	*	*	User Defined

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Canned and Dry 7	7				*	User Defined

Coffee Dry	7	*	*		*	User Defined

Coffee Dry Vending	7	*	*	*	*	User Defined

Bacon Bits Pure	7	*	*	*	*	Weekly

Paper and Disposables 8	8				*	User Defined

(Schools Only *) Tray-Carriers Foam	8	*	*	*	*	User Defined

(Schools Only *) Tray-Carriers Paper	8	*	*	*	*	User Defined

(Schools Only *) Tray-Carriers Paper	8	*	*	*	*	User Defined

(Schools Only *) Tray-Carriers Paper	8	*	*	*	*	User Defined

(Schools Only *) Tray-Carriers Plastic	8	*	*	*	*	User Defined

(Schools Only *) Tray-Carriers Plastic	8	*	*	*	*	User Defined

(Schools Only *) Tray-Carriers	8	*			*	User Defined

Chemical and Janitorial	9				*	User Defined

Supplies and Equipment 10	10				*	User Defined

Large Order OR Opening Order Size Priced at time of invoicing.	10					User Defined

Large Order OR Opening Order Size Priced at time of invoicing.	10					User Defined

Large Order OR Opening Order Size Priced at time of invoicing.	10					User Defined

Candles and Lamps	10	*	*		*	User Defined

Birthday Candle	10	*	*	*	*	User Defined

Candle Fuels	10	*	*	*	*	User Defined

Candle, Refill	10	*	*	*	*	User Defined

Food Warmer Can	10	*	*	*	*	User Defined

Table Candles	10	*	*	*	*	User Defined

Tapered Candles	10	*	*	*	*	User Defined

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Fuels/Lighters	10	*	*		*	User Defined

Insulated Dinner Lids	10	*	*	*	*	User Defined

Insulated Dinner Lids	10	*	*	*	*	User Defined

Exam Gloves - Disposable	10	*	*		*	User Defined

Gloves-Unsupport	10	*	*		*	User Defined

Brooms/Dust Pan	10	*	*		*	User Defined

Brushes	10	*	*		*	User Defined

Clean Supply	10	*	*		*	User Defined

Gloves Rubber - Disposable	10	*	*	*	*	User Defined

Gloves, Rubber	10	*	*		*	User Defined

Wall Guard	10	*	*		*	User Defined

Matting	10	*	*		*	User Defined

Mops	10	*	*		*	User Defined

Mop Bucket Wringer	10	*	*		*	User Defined

Wall Racks	10	*	*		*	User Defined

Squeegees	10	*	*		*	User Defined

Vacuum/Sweeper	10	*	*		*	User Defined

Warewashing Supplies	10	*	*		*	User Defined

Maintenance Supplies	10	*			*	User Defined

Produce 11	11				*	*

Fruit Baskets	11	*	*		*	Time Of Sale

Nuts Fresh	11	*			*	Time Of Sale

Plants/Flowers	11	*			*	Time Of Sale

Fruit Prepared Fresh Salads found in this level must be handled at the SUPC Level at *%. Other items at this CMIM level will price at *	11	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Potato Prepared Fresh	11	*	*		*	User Defined

Prepared Salads	11	*			*	User Defined

Prepared Cut Fruit Packed In Juice, Water , or other liquid	11	*			*	User Defined

Juice Drink Refridgerated	11	*			*	User Defined

Equipment Charges	11	*			*	User Defined

Dispenser Beverage 12	12				*	User Defined

Coffee	12	*			*	User Defined

Frozen Liquid Coffee	12	*	*	*	*	User Defined

Vending Coffee	12	*	*	*	*	User Defined

Java City Coffee Products	12				*	User Defined

Starebucks Coffee Products					*

Central Warehouse Vendor 260912 (West Coast Central Warehouse) *	See Item Group Tab				*	Time of Sale
Central Warehouse Vendor 260912 (West Coast Central Warehouse) *	See Item Group Tab				*	Time of Sale

Central Warehouse Vendor 7308 Non S&E	See Item Group Tab				*	Time of Sale

Central Warehouse Vendor 7308 *	See Item Group Tab				*	Time of Sale

User Defined = Aramark’s Monthly Calendar
All User Defined items will Use &CMUBASE
All Weekly, * and Time of Sale Items will Use &RCVCOST

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT A

CURRENT ITEM LEVEL EXCEPTIONS TO * SCHEDULE

SUPC	Description	Pack	Size	Brand	MPC	CCAT	*	*	*	* AND FREQUENCY
2105823	EGG SHELL LARGE WHITE USDA AA	1	15 DZ	SYS CLS	2105823	2	*	*	*	*
1279215	EGG SHELL LRG CARTON USDA GR A	15	1 DZ	SYS CLS	***LGCRTN	2	*	*	*	*
2105815	EGG SHELL MED WHITE USDA AA	1	15 DZ	SYS CLS	2105815	2	*	*	*	*
3602786	EGG SHELL MED WHTE PAST USDA A	1	15 DZ	SYS IMP		2	*	*	*	*
2437481	SPREAD GRLC SCAMPI	2	5 LB	AREZZIO	2437481	2	*	*	*	*
1012491	CHEESE GOLDEN VELVET	6	5 LB	LOL	48775	2	*	*	*	*
2531150	CHEESE CHDR SHRD YEL	6	5 LB	PAULY	750-7660-376	2	*	*	*	*
7579766	CHEESE GRATED ROMANO PECORINO	4	5 LB	SORENTO	183000	2	*	*	*	*
2404127	CHEESE MONTEREY JACK SHRD	4	5 LB	CASASOL	26823	2	*	*	*	*
2476596	CHEESE MONTEREY JACK SHRD FCY	4	5 LB	CASASOL	26836	2	*	*	*	*
3693355	CHEESE MOZZ PRT SKIM PROV DICE	6	5 LB	AREZZIO	1160045	2	*	*	*	*
3693348	CHEESE MOZZ PRT SKM PROV SHRD	6	5 LB	AREZZIO		2	*	*	*	*
2215309	CHEESE MOZZ/PROV FEATHER SHRED	4	5 LB	PAULY	753-7624-376	2	*	*	*	*
7483654	CHEESE MOZZARELLA LMPS SHRD	6	5 LB	AREZZIO	473110	2	*	*	*	*
7484975	CHEESE MOZZARELLA LMWM SHRD	6	5#	AREZZIO	473370	2	*	*	*	*
2216836	CHEESE MOZZARELLA SHRD FTHR WM	4	5 LB	PAULY	7537607376	2	*	*	*	*
2389278	CHEESE PARMESAN GRATED	6	5 LB	AREZZIO	CD482	2	*	*	*	*
1431717	CHEESE PARMESAN GRTD IMPORTD	4	5 LB	SORENTO	185400	2	*	*	*	*
2239010	CHEESE PARMESAN SHRD FCY	6	2 LB	LOL	41750	2	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

6160154	CHEESE PARMESAN SHRD IMP ZIP	2	5 LB	AREZZIO	ARG07321S	2	*	*	*	*
2433415	CHEESE PARMESAN SHRED FINE	4	5 LB	AREZZIO	74182	2	*	*	*	*
2170991	CHEESE PROVORELLA SHRD	6	5 LB	SYS CLS	SANDS	2	*	*	*	*
2364024	CHEESE ROMANO GRATED	1	5 LB	AREZZIO	534800	2	*	*	*	*
1012723	CHEESE PARMESAN GRATED	6	5 LB	SYS IMP	504704	2	*	*	*	*
1012640	CHEESE SUB MOZZARELLA SHRD	4	5 LB	SYS REL	BRDN1012640	2	*	*	*	*
1177559	CHEESE BOURSIN HERB FRENCH	12	5.2 OZ	PACKER	IMP09300	2	*	*	*	*
1668672	CHEESE BRIE IMPORTED	2	1 KILO	PACKER	50100	2	*	*	*	*
1044155	CHEESE BRIE IN TIN 4.5 OZ	4	12 CT	PACKER	CHS00017	2	*	*	*	*
1341908	CHEESE CHDR MED YEL SLI INTLF	8	1.5 LB	SYS IMP	SYS1341908	2	*	*	*	*
2403657	CHEESE CHDR MILD LOAF YEL	2	5 LB	BBRLIMP	1007340	2	*	*	*	*
2560373	CHEESE CHDR MILD YEL PRINT	1	10 LB	PAULY	752-9892-376	2	*	*	*	*
1341874	CHEESE CHDR MILD YEL SLI INTLF	8	1.5 LB	SYS IMP	SYS1341874	2	*	*	*	*
7803406	CHEESE CHEDDAR SHARP YEL LOAF	2	5 LB	BBRLIMP	100-15BB	2	*	*	*	*
2335636	CHEESE MASCARPONE	4	5 LB	BELGIO	16	2	*	*	*	*
2403665	CHEESE MONT JACK LOAF	2	5 LB	BBRLIMP	1009160	2	*	*	*	*
1012616	CHEESE MONTEREY JACK PRINT	1	10 LB	SYS IMP	SYS9219	2	*	*	*	*
7483571	CHEESE MOZZ/PROV LMWM BLND	6	5#	AREZZIO	473100	2	*	*	*	*
1970425	CHEESE MOZZARELLA CURD FRSH	1	20#AVG	BELGIO	60	2	*	*	*	*
7138894	CHEESE MOZZARELLA CURD FRSH	1	22# AV	AREZZIO	XD0081550	2	*	*	*	*
2389252	CHEESE MOZZARELLA FRESH 4 OZ	2	3 LB	AREZZIO	2389252	2	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

1044031	CHEESE MOZZARELLA L/M PRT SKM	8	6# AVG	SYS IMP	CHS9320	2	*	*	*	*
1073105	CHEESE MOZZARELLA L/M WHL MLK	8	6# AVG	SYS IMP	SYS9321	2	*	*	*	*
2480788	CHEESE MOZZARELLA PRT SKIM	8	5#AVG	PRIMA C	202	2	*	*	*	*
7484272	CHEESE MOZZARELLA PRT SKM LM	8	5#AVG	AREZZIO	473120	2	*	*	*	*
6158703	CHEESE MOZZARELLA PS DICED	1	15 LB	AREZZIO	601860	2	*	*	*	*
7484397	CHEESE MOZZARELLA WHL MILK LM	8	5#AVG	AREZZIO	473140	2	*	*	*	*
8411886	CHEESE MOZZARELLA WHL MLK	8	6#	SCHRBER	3432	2	*	*	*	*
1546654	CHEESE PEPPER JACK HOT	6	5 LB	SCHRBER	18064	2	*	*	*	*
2734317	CHEESE PROVOLONE SLI INTLF .5Z	8	1.5 LB	SYS IMP	SY1WSD.5PROV	2	*	*	*	*
1341858	CHEESE SWISS SLICED INTERLEAF	8	1.5 LB	SYS IMP	SYS1341858	2	*	*	*	*
1012327	CHEESE BLUE CRUMBLE SMALL	4	5 LB	SYS IMP	SYS9503	2	*	*	*	*
1045152	CHEESE BLUE CRUMBLE SMALL	1	5 LB	SYS IMP	SYS9504	2	*	*	*	*
1285238	CHEESE BLUE LG CHUNK	1	5LB	SYS IMP		2	*	*	*	*
2220143	CHEESE FETA CRUMBLE DOM	2	5 LB	SYS IMP	2220143	2	*	*	*	*
1159383	CHEESE FETA DOM	2	9 LB	SYS IMP	SYS1159383	2	*	*	*	*
1840396	CHEESE GOAT BUCHE LOG WHITE	2	2.2#	PACKER	SILVER	2	*	*	*	*
1045061	CHEESE PROVOLONE	3	12#AVG	SYS IMP	SYS9307	2	*	*	*	*
2433423	CHEESE ROMANO PECORINO QUARTER	1	10#AVG	AREZZIO	RG07935	2	*	*	*	*
2388304	CHEESE SWISS SANDWICH CUT GR C	6	6-8#AV	BBRLIMP	1012996	2	*	*	*	*
1645084	CHEESE RICOTTA	12	46 OZ	LAMAGNA		2	*	*	*	*
1209832	CHEESE RICOTTA PRT SKM	2	5 LB	FRIGO	101538	2	*	*	*	*
1012285	CHEESE RICOTTA UNWHPD PRT SKIM	2	5 LB	SYS IMP	SYS00036	2	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

2025237	CHEESE RICOTTA WHL MLK	4	5 LB	BEATRIC	110-2721-376	2	*	*	*	*
2457828	CHEESE RICOTTA WHL MLK	4	5 LB	SORENTO	121000	2	*	*	*	*
2388833	CHEESE RICOTTA WHL MLK WHIPPED	2	5 LB	AREZZIO	STOCK	2	*	*	*	*
7488968	CHEESE RICOTTA WM IMPASTATA	4	5#	AREZZIO	473610	2	*	*	*	*
7488638	CHEESE RICOTTA WM SPOT PK	6	3#	AREZZIO	473480	2	*	*	*	*
1466333	CHEESE MOZZARELLA PIZZA BLEND	4	5 LB	SYS IMP	204643	2	*	*	*	*
1012699	CHEESE MOZZARELLA SHRD L/M P/S	4	5 LB	SYS IMP	SYS1012699	2	*	*	*	*
2388783	CHEESE MOZZARELLA SHRD L/M P/S	4	5 LB	AREZZIO	101376	2	*	*	*	*
1821677	CHEESE MOZZARELLA SHRD LM/PS	4	5 LB	PAULY	750-7583-376	2	*	*	*	*
2749935	CHEESE COTTAGE SMALL CURD	1	16 OZ	BORDEN	125496	2	*	*	*	*
6190011	CHEESE BRIE	12	8 OZ	BELMONT	401	2	*	*	*	*
6189773	CHEESE BRIE 2K HERB	1	6# AVG	BELMONT		2	*	*	*	*
8539538	BEEF ROAST BTM RND CKD MED FR	2	10-12#	BBRLCLS		3	*	*	*	*
8718579	BEEF ROAST ITALIAN SLI BTM RND	2	5 LB	BBRLCLS		3	*	*	*	*
7757727	BEEF ROAST POT CKD W/JCE&ONION	1	9-12.5	BBRL		3	*	*	*	*
8718546	BEEF TOP ROUND CHOICE CKD MED	2	9-12#A	BBRLIMP		3	*	*	*	*
6729040	BEEF STEAK SWISS CUBED ONCE	40	4 OZ	RS CUTS	D112	3	*	*	*	*
9061722	STEAK CUBED SPECIAL 1101	32	5 OZ	RS CUTS		3	*	*	*	*
2509172	BEEF CORNED BRISKET CKD DEL-TR	4	6# AVG	NAT DEL	09162-10146	3	*	*	*	*
1593367	BEEF CORNED BTM RND FLT CKD DF	3	5-8#AV	BBRL	31040	3	*	*	*	*
2378735	BEEF ROAST CHNK&FRND MED 20%	2	10#AVG	BBRL	EMMBER80529	3	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

1045228	BEEF LIVER SLICED SKND&DVND	40	4 OZ	SYS CLS	SYSCLS	3	*	*	*	*
1143890	BEEF LIVER SLICED SKND&DVND	27	6 OZ	SYS CLS	SYS1143890	3	*	*	*	*
2178184	BEEF PATTY CHUCK PRCKD	56	3 OZ	IMP ANG	7757958	3	*	*	*	*
7097058	STEAK BEEF CUBED HMSTY MR HC	56	3 OZ	SYS CLS	10020-22300	3	*	*	*	*
1569995	STEAK BEEF CUBED UNBRD RAW	40	4 OZ	GLDBGER	3094	3	*	*	*	*
1534312	BEEF DICED 135	1	10 LB	AMITY	135	3	*	*	*	*
6622757	BEEF FRITTER CHKN CNTRY 5.33OZ	30	5.33OZ	SUP ANG	6622757	3	*	*	*	*
2011260	BEEF CHIPPED CREAMED	4	76 OZ	MYERS	45	3	*	*	*	*
8688822	MEATBALL BF/PK PRCKD ITAL SEAS	320	.5 OZ	AREZZIO		3	*	*	*	*
1702679	MEATBALL ITALIAN PRCK 2 OZ	1	10 LB	FONTANI	CM0088	3	*	*	*	*
1531722	MEATLOAF RAW OLD FASHION	3	5 LB	SYS CLS	1722	3	*	*	*	*
7446206	STEAK BEEF CHIC-FRY OVENABL HC	40	4 OZ	SYS CLS	10020-21701	3	*	*	*	*
7605991	STEAK SALISBURY CKD HMSTYL HC	68	3.0 OZ	SYS REL	2309	3	*	*	*	*
2646719	BEEF GROUND PATTY THICK AND JUICY	80	4 OZ	WISPAK	3007	3	*	*	*	*
2918068	BEEF STAEAK PHILLY RAW BRK	40	4 OZ	SUP ANG	2918068	3	*	*	*	*
8563009	BEEF STEAK PHLIIY SLI BRK	64	3 OZ	SYS CLS	8563009	3	*	*	*	*
8563017	BEEF STEAK PHILLY SLI BRK	48	4 OZ	SYS CLS	8563017	3	*	*	*	*
8563041	BEEF STEAK PHILLY SLI BRK	32	6 OZ	SYS CLS	8563041	3	*	*	*	*
5342159	BEEF BRISKET SMK	3	5/7#AV	SMKYDMK	30010	3	*	*	*	*
1794932	BEEF CRUMBLE PIZZA TOP NO/TVP	2	5 LB	DOSKOCL	2562	3	*	*	*	*
7392715	BEEF RIB BLADE DECKLE STRP RAW	1	10#	ESPOSIT	109BS2X3/4	3	*	*	*	*
6386718	BEEF BBQ CHP W/TVP W/SCE	4	5 LB	SADLERS	426	3	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

1326982	BEEF PATTY CHKN-FRY PRECOOKED	64	3 OZ	REDISRV	PC112	3	*	*	*	*
1326966	BEEF PATTY CHRBR	77	2.5 OZ	REDISRV	PC102	3	*	*	*	*
1327014	BEEF PATTY HOAGIE PRECOOKED	64	3 OZ	REDISRV	PC135	3	*	*	*	*
1327006	BEEF PATTY PIZZA BRGR PRCK	60	2.6 OZ	REDISRV	PC115	3	*	*	*	*
2643013	BEEF TACO MEAT COOKED	3	5LB	WIS-PAK	3338	3	*	*	*	*
2044022	GYRO MEAT SLICES PRCK BF&LAMB	4	5 LB	KRONOS	1071	3	*	*	*	*
8106924	MEATBALL ALL PURP 1OZ HC	1	10 LB	SYS REL		3	*	*	*	*
1224690	MEATBALL BEEF PRECOOKED .5 OZ	2	5 LB	REDISRV	130	3	*	*	*	*
2369460	MEATBALL BF/PK PRECOOKED 1 OZ	2	5 LB	AREZZIO	69460-071	3	*	*	*	*
2326494	MEATBALL ITALIAN PRCK 1 OZ	1	10 LB	SYS CLS	761624	3	*	*	*	*
3788882	BEEF STEAK PHILLY FLT W/V	64	2.5 OZ	SYS REL	3788882	3	*	*	*	*
8533598	PORK PATTY BRD PRCKD CN W/VPP	40	3.75OZ	ADVANCE	CN46-40	3	*	*	*	*
2512200	PORK BBQ PULLED CKD WO SAUCE	2	5 LB	BBRLCLS	70705	3	*	*	*	*
7242795	HAM LOAF	2	5 LB	QUCY ST	10285	3	*	*	*	*
1493022	PEPPERONI STICK	4	3#AVG	CARANDO	104910	3	*	*	*	*
1117233	PEPPERONI STICK A/C	2	5 LB	SWIFT	16398	3	*	*	*	*
2285757	PORK ROLL BNLS	2	6 LB	TRENTON	200	3	*	*	*	*
1525021	PORK BBQ CHP W/SCE	2	5 LB	BRKBUSH	1620	3	*	*	*	*
1440452	PORK PULL NO SCE PRCKD	2	5 LB	MORRELL	66904	3	*	*	*	*
1011857	PORK PTY PRCK MIGHTY RIB	80	2.25OZ	SYS REL	4670	3	*	*	*	*
1011865	PORK PTY PRCK MIGHTY RIB	60	3.2 OZ	SYS REL	3530	3	*	*	*	*
1671932	PORK RIB BK PRECOOKED BBQ	16	1.5#AV	HATFLD	3505	3	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

7099245	PORK STEAK CUBED HMSTY MR HC	40	4 OZ	SYS CLS	10020-74404	3	*	*	*	*
2513893	SAUSAGE IN BLANKET	56	1.5 OZ	STEHWER	85	3	*	*	*	*
1332642	SAUSAGE IN BLANKET PRECOOKED	80	2 OZ	SYS CLS	SYS1332642	3	*	*	*	*
2340446	SAUSAGE ‘N CHEDDAR IN BLANKET	80	2 OZ	SYS CLS	5723	3	*	*	*	*
2034882	SAUSAGE PORK LNK A/C CKD	160	1 OZ	SYS CLS	900107	3	*	*	*	*
2277507	SAUSAGE PORK LNK A/C CKD 1.6OZ	1	10 LB	SYS CLS	900113	3	*	*	*	*
2034999	SAUSAGE PORK LNK AC CKD .8OZCP	1	10 LB	SYS CLS	900112	3	*	*	*	*
1389329	SAUSAGE PORK LNK PRBRN 24X1	1	12 LB	EMBER F	20115	3	*	*	*	*
2035004	SAUSAGE PORK LNK SKL CKD 18/21	1	10 LB	SYS CLS	700224	3	*	*	*	*
1455047	SAUSAGE PORK LNK SKLS BRN PRCK	200	.8 OZ	JONES D	18510	3	*	*	*	*
1721323	SAUSAGE PORK LNK SKLS GLD BRN	160	1 OZ	JONES D	18505	3	*	*	*	*
2034890	SAUSAGE PORK PATTY CKD	100	1.6 OZ	SYS CLS	800111	3	*	*	*	*
2034908	SAUSAGE PORK PATTY CKD 2 OZ	1	10 LB	SYS CLS	800108	3	*	*	*	*
2311512	SAUSAGE PORK PATTY PRECOOKED	106	1.5 OZ	HORMEL	17500	3	*	*	*	*
2239366	SAUSAGE PORK PTY CKD	160	1 OZ	SYS CLS	800115	3	*	*	*	*
2384568	SAUSAGE PORK PTY PRBRN ORIG	128	1.5 OZ	EMBER F	10105	3	*	*	*	*
1398718	SAUSAGE PORK PTY PRECOOKED	160	1 OZ	JONES D	18755	3	*	*	*	*
3860657	SAUSAGE VIENNA RETAIL PK	1	5 OZ	PACKER		3	*	*	*	*
1064922	PEPPERONI STICK LEONI	3	3-4#AV	HORMEL	37648	3	*	*	*	*
1863927	SAUSAGE ITAL BULK FRSH	1	10LB	DEMURO		3	*	*	*	*
1863950	SAUSAGE ITAL BULK FRZN	1	10LB	DEMURO		3	*	*	*	*
1863521	SAUSAGE ITAL BULK-GRND FENNEL	1	10LB	DEMURO		3	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

2412476	VEAL STEAK CUBED PURE	40	4 OZ	SYS CLS	309394	3	*	*	*	*
1089333	VEAL STEAK LUNCHEON UNBRD RAW	40	4 OZ	SYS CLS	SYS1089333	3	*	*	*	*
1018415	VEAL PARMIGIANA W/CHS BRD	36	4.5 OZ	SYS REL	768411	3	*	*	*	*
1016526	VEAL PATTY BRD	40	4 OZ	SYS REL	768381	3	*	*	*	*
1816248	GYRO MEAT LOAF BEEF&LAMB PRCK	4	6 LB	KRONOS	1066	3	*	*	*	*
2169951	WHITEFISH WHL SMOKED	5	2# AVG	PACKER	1	4	*	*	*	*
7366933	SALMON SMOKED SLI KENDALL/BRK	2	2LB AV	DUCKTRP		4	*	*	*	*
7762289	COD TAIL 4 OZ RAW BRD	1	10 LB	SAMBAND	22046	4	*	*	*	*
8578866	CRABMEAT JUMBO LUMP	12	1 LB	PHILFDS	15101	4	*	*	*	*
8814261	WHITEFISH FILET 10-12 OZ PB Z	1	11 LB	PACKER		4	*	*	*	*
1086958	WHITEFISH FILET 6-8 OZ PB Z	1	11 LB	PACKER		4	*	*	*	*
7557820	CRAB CAKE HNDMD 2.75Z 35%CRAB	4	16 CT	SYS IMP		4	*	*	*	*
7391394	CRAWFISH WHL CKD 16/20 CT	2	5 LB	PACKER	5465	4	*	*	*	*
2512796	CHICKEN CVP WING 1&2 JNT	4	10 LB	TYSON	8022-928	5	*	*	*	*
7058191	CHICKEN BRST CVP 6OZ SINGLE	4	5 LB	SYS CLS		5	*	*	*	*
1861475	CHICKEN CVP 8PC CUT FRESH	16	2.5#AV	SYS CLS	SYS1861475	5	*	*	*	*
1861491	CHICKEN CVP 8PC CUT FRESH	16	2.75#	SYS CLS	SYS1861491	5	*	*	*	*
1861525	CHICKEN CVP 8PC CUT FRESH	16	3# AVG	SYS CLS	SYS1861525	5	*	*	*	*
9007600	CHICKEN CVP 8PC FRSH TRIM MARN	14	3.25#A	TYSON	9099-928	5	*	*	*	*
3106887	CHICKEN CVP 9PC FRSH TRIM MARN	14	3.25AV	TYSON	8810-928	5	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

2023695	CHICKEN CVP BRST B/S WHL 6 OZ	4	5 LB	SYS CLS	SYS2023695	5	*	*	*	*
2023703	CHICKEN CVP BRST B/S WHL 7 OZ	4	5 LB	SYS CLS	SYS2023703	5	*	*	*	*
2023711	CHICKEN CVP BRST B/S WHL 8 OZ	4	5 LB	SYS CLS	8030-895	5	*	*	*	*
7645708	CHICKEN CVP BRST WHL	1	40 LB	TYSON	2042-928	5	*	*	*	*
2445757	CHICKEN CVP DRUMSTICK	1	40 LB	TYSON	1045-928	5	*	*	*	*
4643441	CHICKEN CVP LEG QTR JMBO	1	40#	SYS REL	8997-895	5	*	*	*	*
1803287	CHICKEN CVP LEG QUARTER FRSH	4	10 LB	SYS CLS	8019-895	5	*	*	*	*
1861210	CHICKEN CVP QUARTER FRSH	16	2.5#	SYS CLS	SYS1861210	5	*	*	*	*
1803311	CHICKEN CVP SPLIT BRST FRSH	4	10 LB	SYS CLS	3311	5	*	*	*	*
1860576	CHICKEN CVP SPLIT WOG FRESH	16	3#AVG	SYS CLS	SYS1860576	5	*	*	*	*
1860253	CHICKEN CVP WHL W/OG FRESH	16	2.5#AV	SYS CLS	8006-895	5	*	*	*	*
7186422	CHICKEN CVP WHL W/OG FRSH	14	3#AVG	SYS CLS	8008-895	5	*	*	*	*
3900032	CHICKEN CVP WHL WOG	12	4#UP	SYS REL		5	*	*	*	*
4775573	CHICKEN CVP WHL WOG	22	3#UP	SYS REL	9126-895	5	*	*	*	*
6313845	CHICKEN WHL WOG IQF	12	3LB	PILGRIM	821	5	*	*	*	*
3941432	CHICKEN BREAST FILET CKD SAV	100	3 OZ	SYS CLS	3822-895	5	*	*	*	*
7585920	CHICKEN BRST O/P SMO DELI IMP	2	4-6 LB	BBRLSMT	981485	5	*	*	*	*
6698195	TURKEY BURGER CHILI SOUTHWEST	40	5.33OZ	SYS CLS	47-4556	5	*	*	*	*
1017086	CHICKEN 8PC IQF CUT	96	4.5 OZ	SYS CLS	3882-895	5	*	*	*	*
1017508	CHICKEN 8PC MARN IQF	96	5.8 OZ	SYS CLS	9343-895	5	*	*	*	*
4002762	CHICKEN BRST B/S TNDR PRESS	32	5 OZ	SYS CLS	2116-895	5	*	*	*	*
3971942	CHICKEN BRST B/S TNDR PRESS WH	48	8 OZ	SYS CLS	3373-895	5	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

3972056	CHICKEN BRST B/S TNDR PRS SAV	40	4 OZ	SYS CLS	2624-895	5	*	*	*	*
1017102	CHICKEN BRST HALF IQF	48	6.5 OZ	SYS CLS	3775-895	5	*	*	*	*
8168395	CHICKEN BRST IQF PRESSED MAR	27	6 OZ	SYS CLS		5	*	*	*	*
1017128	CHICKEN DRUMSTICK IQF	96	2.6 OZ	SYS CLS	3791-895	5	*	*	*	*
1017342	CHICKEN DRUMSTICK IQF XLARGE	96	3.5 OZ	TYSON	9657-928	5	*	*	*	*
1017367	CHICKEN GIZZARD IQF	4	5 LB	SYS CLS	1168-895	5	*	*	*	*
1133636	CHICKEN HALF XLARGE MARN IQF	24	22 OZ	TYSON	3388-928	5	*	*	*	*
2361921	CHICKEN LEG MEAT BNLS SKINLESS	14	1 LB	TYSON	1211	5	*	*	*	*
6549380	CHICKEN LEG QTR IQF	60	9 OZ	SYS CLS	1463-895	5	*	*	*	*
1017391	CHICKEN LIVER IQF	4	5 LB	SYS CLS	9327-895	5	*	*	*	*
4851259	CHICKEN QTR SMKD HCKRY IQF	60	4 OZ	TYSON	4320-928	5	*	*	*	*
1017094	CHICKEN QUARTER IQF	60	8.75OZ	SYS CLS	3833-895	5	*	*	*	*
2248904	CHICKEN QUARTER IQF OVN RST	48	6 OZ	TYSON	1288-928	5	*	*	*	*
1470830	CHICKEN QUARTER IQF XLARGE	48	11.6OZ	TSTYBRD	2588-928	5	*	*	*	*
1017136	CHICKEN THIGH IQF	96	3.5 OZ	SYS CLS	SYS53783	5	*	*	*	*
1576727	CHICKEN THIGH IQF NO BACK	96	4.2 OZ	TYSON	3787	5	*	*	*	*
1017250	CHICKEN WING IQF	96	2.3 OZ	SYS CLS	3817-895	5	*	*	*	*
1017144	CHICKEN WING IQF DRUMET 1 JT	1	15 LB	SYS CLS	3809-895	5	*	*	*	*
2157899	CHICKEN BURGER GRND RAW SEASON	40	4 OZ	SYS CLS	3756-895	5	*	*	*	*
2277655	CHICKEN MEAT GRND 100% 85/15	4	5 LB	SYS CLS	IDF1001	5	*	*	*	*
2394054	CHICKEN PHILLY FLT MRN SL BRST	40	4 OZ	SYS CLS	200500	5	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

2810596	CHICKEN PHILLY SLI BRKAWAY	76	2.5 OZ	SYS CLS	42125-001	5	*	*	*	*
1926716	CHICKEN BNLS SKLS LEG MEAT	4	10 LB	TYSON	703-928	5	*	*	*	*
3971801	CHICKEN BRST B/S TNDR PRS WHL	28	6 OZ	SYS CLS	2626-895	5	*	*	*	*
1732791	CHICKEN BRST BNLS SKIN-ON	24	6 OZ	SYS CLS	732791	5	*	*	*	*
1732825	CHICKEN BRST BNLS SKIN-ON WH	24	7 OZ	SYS CLS	1732825	5	*	*	*	*
1732841	CHICKEN BRST BNLS SKIN-ON WH	24	8 OZ	SYS CLS	1732841	5	*	*	*	*
1074046	CHICKEN BRST BNLS SKLS	24	5 OZ	TYSON	3216-928	5	*	*	*	*
1074061	CHICKEN BRST BNLS SKLS	48	4 OZ	TYSON	3218-928	5	*	*	*	*
1132620	CHICKEN BRST BNLS SKLS	24	6 OZ	TYSON	3208-928	5	*	*	*	*
1276278	CHICKEN BRST BNLS SKLS	24	7 OZ	TYSON	3258-928	5	*	*	*	*
1640127	CHICKEN BRST BNLS SKLS	48	3 OZ	SYS CLS	640127	5	*	*	*	*
2591980	CHICKEN BRST BNLS SKLS	24	10 OZ	TYSON	3238-928	5	*	*	*	*
4207916	CHICKEN BRST BNLS SKLS	48	5 OZ	SYS CLS		5	*	*	*	*
4207957	CHICKEN BRST BNLS SKLS	48	6 OZ	SYS CLS		5	*	*	*	*
4207965	CHICKEN BRST BNLS SKLS	48	4 OZ	SYS CLS	4746764-RS*	5	*	*	*	*
1720416	CHICKEN BRST BNLS SKLS MARN	24	8 OZ	SYS REL	1720416	5	*	*	*	*
4207999	CHICKEN BRST BNLS SKLS MARN IQF	48	5 OZ	SYS REL	15012	5	*	*	*	*
4208005	CHICKEN BRST BNLS SKLS MARN	48	6 OZ	SYS REL		5	*	*	*	*
4208088	CHICKEN BRST BNLS SKLS MARN	48	4 OZ	SYS REL	21105	5	*	*	*	*
8385775	CHICKEN BRST BNLS SKLS MARN IF	32	5 OZ	TYSON	4605-928	5	*	*	*	*
1144930	CHICKEN BRST BNLS SKLS RANDOM	4	10 LB	TYSON	9437-928	5	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

1640168	CHICKEN BRST BNLS SKLS RNDM	8	5 LB	SYS REL	SYS1640168	5	*	*	*	*
2222511	CHICKEN BRST BNLS SKLS TNDRPRS	1	20 LB	SPARETM	2623-861	5	*	*	*	*
1100395	CHICKEN BRST BNLS SKLS WH	24	7 OZ	SYS CLS	1100395	5	*	*	*	*
1386432	CHICKEN BRST BNLS SKLS WH	24	5 OZ	SYS CLS	SYS1386432	5	*	*	*	*
4207973	CHICKEN BRST BNLS SKLS WH	48	8 OZ	SYS CLS		5	*	*	*	*
4208013	CHICKEN BRST BNLS SKLS WHL	48	6 OZ	SYS CLS		5	*	*	*	*
1017243	CHICKEN LEG WHL IQF	48	6.3 OZ	SYS CLS	3825-895	5	*	*	*	*
1144617	CHICKEN LIVER RAW	6	5 LB	TYSON	213-928	5	*	*	*	*
1068717	CHICKEN THIGH BNLS	24	4 OZ	SYS CLS	4428-895	5	*	*	*	*
1145283	CHICKEN THIGH BNLS RAW	24	5 OZ	SYS CLS	4436-895	5	*	*	*	*
2381275	CHICKEN THIGH BNLS SKLS RAW	4	10 LB	CASASOL	303-894	5	*	*	*	*
6547053	CHICKEN WING 1&2 JNT IF JMBO	6	5 LB	SYS CLS	9149-895	5	*	*	*	*
6747448	CHICKEN WING 1&2 JNT IF RAW	8	5 LB	SYS CLS	9608-895	5	*	*	*	*
6550248	CHICKEN WING 1ST JNT JMBO IF	8	5 LB	SYS CLS	9607-895	5	*	*	*	*
6549422	CHICKEN WING 1ST& 2ND JT MARN	8	5 LB	SYS CLS	9604-895	5	*	*	*	*
2482354	CHICKEN WING GLAZED W/TABASCO	1	10 LB	TYSON	1059-928	5	*	*	*	*
1068386	CHICKEN WING HONY STNG PCK 1&2	1	12 LB	SYS CLS	4462-895	5	*	*	*	*
2146470	CHICKEN WING IF 1&2 JT JUMBO	6	5 LB	TYSON	9149-928	5	*	*	*	*
5774864	CHICKEN BRD 3PC BNLS HNY STNG	24	13.63Z	TYSON	4615-928	5	*	*	*	*
1068428	CHICKEN BRD 3PC H0NY STNG	24	10 OZ	SYS CLS	4432-895	5	*	*	*	*
6297725	CHICKEN BRD 8PC PRCKD	1	64CT	TYSON	5429	5	*	*	*	*
6549216	CHICKEN BRD 8PC PRCKD BULK PK	1	18 LB	SYS CLS	1298-895	5	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

2012698	CHICKEN BRD 8PC RAW MARN	1	35 LB	SYS CLS	2698-895	5	*	*	*	*
6318315	CHICKEN BRD TND NAT SHPD PRCKD	150	1 OZ	TYSON	2473	5	*	*	*	*
1867100	CHICKEN BREAST FIL SAVRY	68	7 OZ	TYSON	3281-928	5	*	*	*	*
5383757	CHICKEN BRST APPLE ALMOND	24	8 OZ	LDY AST	20015-511	5	*	*	*	*
3547312	CHICKEN BRST CRDN BLEU	36	5 OZ	LDY AST	410215	5	*	*	*	*
7401128	CHICKEN BRST CRDN BLEU	36	4 OZ	SYS CLS	20951-895	5	*	*	*	*
7398480	CHICKEN BRST CRDN BLEU BRD	24	7 OZ	SYS CLS	20935-895	5	*	*	*	*
5297841	CHICKEN BRST DUXELLE EN CROUTE	24	8.5 OZ	LDY AST	20026-511	5	*	*	*	*
3542768	CHICKEN BRST FIL BRD HMSTY	40	4 OZ	TYSON	1677-928	5	*	*	*	*
6345698	CHICKEN BRST FIL GRL PRCK	60	3 OZ	TYSON	4697-928	5	*	*	*	*
6946495	CHICKEN BRST FIL HOT/SPCY BRD	40	4 OZ	TYSON	2901	5	*	*	*	*
1990803	CHICKEN BRST FILET BRD COUNTRY	30	5.33OZ	TYSON	6193-928	5	*	*	*	*
1971498	CHICKEN BRST FILET BRD RAW	56	3 OZ	SYS CLS	2479-895	5	*	*	*	*
1971506	CHICKEN BRST FILET BRD RAW	42	4 OZ	SYS CLS	2454-895	5	*	*	*	*
1804301	CHICKEN BRST FILET GRILLED	36	4.5 OZ	TYSON	0435-928	5	*	*	*	*
2605178	CHICKEN BRST FILET SOUTHWEST	32	5 OZ	TYSON	3456	5	*	*	*	*
5387709	CHICKEN BRST GARLC FOCACI CRST	48	4 OZ	LDY AST	3526-511	5	*	*	*	*
7400385	CHICKEN BRST KIEV	36	4 OZ	SYS CLS	20929	5	*	*	*	*
2446300	CHICKEN BRST MESQ GRILLED	50	3.25OZ	TYSON	429	5	*	*	*	*
1976695	CHICKEN BRST PATTY BRD CKD	60	3.53OZ	SYS CLS	2376-895	5	*	*	*	*
1304716	CHICKEN BRST PATTY BRD PRCK	60	3.8 OZ	TYSON	2516-928	5	*	*	*	*
1976109	CHICKEN BRST PATTY CKD W/SOY	60	3.53OZ	SYS REL	2379-895	5	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

4654109	CHICKEN BRST POPCRN BG TME BRD	2	5 LB	SYS CLS	4234	5	*	*	*	*
3602463	CHICKEN BRST PTY SAVRY FC	100	3.1 OZ	TYSON	3822-928	5	*	*	*	*
8910887	CHICKEN BRST STRIP HMSTY PPRD	2	5 LB	TYSON	8510-928	5	*	*	*	*
1976117	CHICKEN CHUNK BRD CKD	250	.68 OZ	SYS CLS	2377-895	5	*	*	*	*
6549240	CHICKEN CHUNK BRD CKD DINO CN	250	.66 OZ	SYS REL	2721-895	5	*	*	*	*
1976125	CHICKEN CHUNK BRD CKD W/SOY	250	.68 OZ	SYS REL	2378-895	5	*	*	*	*
5398391	CHICKEN CHUNK CKD FRTR	266	.6 OZ	TYSON	3472-928	5	*	*	*	*
1031251	CHICKEN CUT 4PC HONEY STNG PCK	12	15.5OZ	SYS CLS	4435-895	5	*	*	*	*
6285761	CHICKEN DIPPER HOT AND SPCY	1	10 LB	TYSON	2791-928	5	*	*	*	*
1017649	CHICKEN DRUMET PRCK BRD	1	12 LB	SYS CLS	4402-895	5	*	*	*	*
2247419	CHICKEN DRUMMIE HONY STNG 1JNT	1	12 LB	SYS CLS	4403-895	5	*	*	*	*
3476488	CHICKEN DRUMSTICK BBQ JUMBO	2	5 LB	TYSON	2133-928	5	*	*	*	*
4881207	CHICKEN DRUMSTICK BRD OVN EZ	67	4.25OZ	TYSON	4319-928	5	*	*	*	*
7573728	CHICKEN FAJITA BRST STRIP	3	5 LB	TYSON	22628-928	5	*	*	*	*
2380434	CHICKEN FAJITA BRST STRIP PRCK	2	5 LB	CASASOL	6119-894	5	*	*	*	*
1585819	CHICKEN FILET GLAZER BBQ CKD	60	3 OZ	TYSON	2435	5	*	*	*	*
1490168	CHICKEN GLAZER BBQ PRECOOKED	210	.75 OZ	TYSON	2205-928	5	*	*	*	*
7329220	CHICKEN LEG MEAT PCS BTTR GINR	4	5 LB	TYSON	4810-928	5	*	*	*	*
1017607	CHICKEN LIVER BRD	2	5 LB	TYSON	1744-928	5	*	*	*	*
1133826	CHICKEN NUGGET BRD OVENABLE RW	2	5 LB	SYS CLS	VAL51135	5	*	*	*	*
1075589	CHICKEN NUGGET BRST BRD	1	10 LB	HOLLYFM	416	5	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

4222600	CHICKEN NUGGET DIXIE FRTTR BRD	1	20 LB	TYSON	3672-245	5	*	*	*	*
1267111	CHICKEN PATTY BRD PRECOOKED	100	3.3 OZ	TYSON	975-928	5	*	*	*	*
1386275	CHICKEN PATTY BRD RAW	60	3 OZ	TYSON	3420-928	5	*	*	*	*
1141126	CHICKEN PATTY BRD WHT FILET	60	3 OZ	TYSON	2459	5	*	*	*	*
5390497	CHICKEN PATTY CKD BRD 3.2 OZ	2	5 LB	TYSON	3473-928	5	*	*	*	*
7787674	CHICKEN POPCORN BRD	2	5 LB	SYS CLS	3034-895	5	*	*	*	*
7787559	CHICKEN POPCORN BRST BUFFL BRD	2	5 LB	SYS CLS	8353-895	5	*	*	*	*
7787666	CHICKEN POPCORN BRST HMSTL BRD	2	5 LB	SYS CLS	8350-895	5	*	*	*	*
1075308	CHICKEN PTY PRCK WHT/DRK	60	3 OZ	TYSON	2476	5	*	*	*	*
7819451	CHICKEN STRIP FRIES	3	5 LB	TYSON	2220-928	5	*	*	*	*
1669514	CHICKEN STRIP GRILL SWSTRN	1	10 LB	MCCARTY	60404-571	5	*	*	*	*
2048452	CHICKEN TENDER BRD FRMD	2	5 LB	TYSON	30275-928	5	*	*	*	*
7407125	CHICKEN TENDER FRITTER RAW PPR	2	5 LB	SYS REL	1656-895	5	*	*	*	*
6548812	CHICKEN TENDER RAW BRD	3	3 LB	SYS CLS	2556-895	5	*	*	*	*
4605671	CHICKEN THIGH RIB CKD H/BBQ	2	5 LB	SYS CLS	4909-895	5	*	*	*	*
6141014	CHICKEN THIGH SPCY STINGER	2	5 LB	TYSON	4585-928	5	*	*	*	*
4526182	CHICKEN THIGH STICKLERS	1	10 LB	TYSON	4354-928	5	*	*	*	*
1031269	CHICKEN TNDR BRD	4	3 LB	SYS CLS	2429-895	5	*	*	*	*
7674153	CHICKEN TNDR BRD HMSTYLE PPR	2	5 LB	TYSON	1662-928	5	*	*	*	*
5097878	CHICKEN TNDR BRD HMSTYLE PPR.	2	5LB	SYS REL	1662-895	5	*	*	*	*
1017532	CHICKEN TNDR BRD MARN	4	3 LB	SYS CLS	2552-895	5	*	*	*	*
1916626	CHICKEN TNDR BRD OVEN/PREP	2	5 LB	SYS CLS	TYS2584	5	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

1017219	CHICKEN TNDR BRD RAW	2	5 LB	SYS CLS	1572-895	5	*	*	*	*
1750397	CHICKEN TNDR BRD RAW RANDOM	2	5 LB	TYSON	002523-398	5	*	*	*	*
4562302	CHICKEN TNDR HMSTYLE	2	5#	TYSON	4353-928	5	*	*	*	*
9058991	CHICKEN TNDR STKHSE PORT/PER	80	1.95OZ	TYSON	5145-928	5	*	*	*	*
2560100	CHICKEN WHL W/OG BBQ GRILLER	12	45.4OZ	TYSON	508	5	*	*	*	*
1569201	CHICKEN WING 1&2 JNT BRD	2	7.5 LB	TYSON	4522	5	*	*	*	*
7446032	CHICKEN WING 1&2 JNT JMBO CKD	3	5 LB	TYSON	3303	5	*	*	*	*
2484574	CHICKEN WING BBQ HONEY GLAZED	1	10 LB	TYSON	1060-928	5	*	*	*	*
1843200	CHICKEN WING BRD SPICY HOT 1&2	2	7.5 LB	TYSON	4524	5	*	*	*	*
4526539	CHICKEN WING CKD CARIBBEAN	2	5 LB	TYSON	4185-928	5	*	*	*	*
2211548	CHICKEN WING O FIRE 1ST JT CKD	2	5 LB	TYSON	5293-928	5	*	*	*	*
2078319	CHICKEN WING O FIRE CKD	1	10 LB	SYS CLS	5210-895	5	*	*	*	*
1828516	CHICKEN WING O FIRE LARGE	1	10 LB	TYSON	5255	5	*	*	*	*
9014838	CRISPITO CHICKEN PZZ FLAVORD	72	3.25OZ	TYSON	4776-928	5	*	*	*	*
2024859	FRANK TURKEY 10X1	2	5 LB	RAEFORD	2701CN	5	*	*	*	*
7164684	FRANK TURKEY 8X1	2	5 LB	RAEFORD	270	5	*	*	*	*
7844590	CORN DOG TRKY LITE	48	4OZ	ST FAIR	9148	5	*	*	*	*
2124584	CORN DOG TURKEY 10X1	48	3.2 OZ	ST FAIR	9832	5	*	*	*	*
1507862	CORN DOG TURKEY 4X1	72	4 OZ	FOSTRFM	96101	5	*	*	*	*
2122992	CORN DOG TURKEY 6X1	36	2.67OZ	ST FAIR	9365	5	*	*	*	*
2208304	CORN DOG TURKEY MINI	240	.67 OZ	ST FAIR	9100	5	*	*	*	*
6698252	TURKEY BURGER PEPPER/GARLIC	40	5.33OZ	SYS CLS	22574	5	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

1673060	TURKEY FRITTER BRD PRECOOKED	40	4 OZ	SYS REL	CN4-40	5	*	*	*	*
1041045	CHICKEN LEG MEAT PULL CKD	1	10 LB	SYS CLS	3135-895	5	*	*	*	*
1087105	CHICKEN MEAT CHIP SALAD	2	5 LB	TYSON	3028-928	5	*	*	*	*
1288638	CHICKEN MEAT CHIP SALAD CKD	1	10 LB	SYS REL	3028-895	5	*	*	*	*
1031293	CHICKEN MEAT DICED NAT PRO .5”	1	10 LB	SYS CLS	SYS03112	5	*	*	*	*
1282169	CHICKEN MEAT DICED WHT .5 IN	1	10 LB	SYS CLS	SYS1282169	5	*	*	*	*
1031327	CHICKEN MEAT PULLED NAT PROP	1	10 LB	SYS CLS	TYS2025	5	*	*	*	*
1282177	CHICKEN MEAT PULLED WHT	1	10 LB	SYS CLS	SYS1282177	5	*	*	*	*
7450927	HEN GAME ROCK CORNISH GR A	24	22 OZ	TYSON	0613-928	5	*	*	*	*
1517259	HEN GAME ROCK CORNISH SPLT	24	9 OZ	TYSON	6909-928	5	*	*	*	*
1777507	HEN GAME ROCK CORNSH W/WLD RC	24	12 OZ	SYS IMP	20042-895	5	*	*	*	*
2216505	CHICKEN KABOB SOUVLAKI	40	4 OZ	KRONOS	1208	5	*	*	*	*
1633312	APTZR POTSTICKER PORK	120	1 OZ	JADE MT	53033	6	*	*	*	*
4541272	BREADSTICK CHEESE IW	1	48 CT	TONYS	73319	6	*	*	*	*
1931013	COFFEE CAPPUCCINO MOCHA	12	1 LB	SWSMISS	56216	7	*	*	*	*
6338792	COFFEE GRND WB OCS	42	1.75OZ	HILLSBR	42547	7	*	*	*	*
4983243	GELATIN ASSORTED RED NUTRA	18	2.75OZ	SYS CLS	53607	7	*	*	*	*
4984209	PUDDING MIX CHOC INST NUTRA	12	5 OZ	SYS CLS	53075	7	*	*	*	*
4984183	PUDDING MIX VAN INST NUTRA	12	5 OZ	SYS CLS	53077	7	*	*	*	*
4071411	BACON BIT PURE	6	4.5 LB	SYS CLS	SYS0829	7	*	*	*	*
3700630	DISPENSER FOR T-SHIRT BAG	1	EACH	DURO	86087-01	8	*	*	*	*
6335962	GAS CARBON DIOXIDE	1	EA	PACKER	***	8	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

7179377	LID PLAS TRANS TRNBRY CUP/BOWL	1500	EA	DINEX	3000/8714	8	*	*	*	*
5856273	HOLDER PLASTIC GRIDDLE PAD	10	EA	SYSCO	SYS-GH-10	8	*	*	*	*
8543134	FUEL GAS BUTNE	12	EACH	CNDLAMP	M0003	10	*	*	*	*
7225568	SALSA PICO DE GALLO FRSH	1	5 LB	SYS IMP	913002	11	*	*	*	*
8998502	RELISH APPLE	4	1 GAL	DAILY G	42303	11	*	*	*	*
2682573	SALAD CITRUS RIO RED	4	1 GAL	SUNRICH	RICIT4X1	11	*	*	*	*
2486066	SALAD FRUIT DELUXE SWTND	1	8 LB	SYS IMP	2527786	11	*	*	*	*
3286655	COLE SLAW SHREDED	3	9.5	ORVKENT	50407	11	*	*	*	*
3771698	LETTUCE BABY ROMAINE	1	3LB	PACKER		11	*	*	*	*
7799653	LETTUCE MIX LCR W/10% ROMAINE	4	5 LB	SYS IMP	422009	11	*	*	*	*
7128762	COFFEE GRND COLUMBIAN VEND	12	2 LB	MJB	60274	12	*	*	*	*
6611388	COFFEE INSTANT CAPPUC FR VAN	6	2 LB	SUPRIOR	66399	12	1	2	1	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

SCHEDULE 1

To

EXHIBIT A

To

ARAMARK Master Distribution Agreement

Dated as of November 25, 2006

This Exhibit 1 identifies each product whose * is identified as “*” and whose selling price is calculated by adding “*” to SYSCO’s cost of the participating SYSCO operating company which delivers the product.

This Exhibit 1 also identifies whether those products are Market Commodity Products, whose selling prices are calculated weekly and hence, listed in a weekly price order guide, or whether those products’ selling prices are calculated on a monthly basis, and hence listed in a monthly price order guide.

Category 1 – Healthcare

All categories @ * User Defined

Category 2 – Dairy

All Dairy products (inclusive of butter alternatives, refrigerated and frozen egg products, pasteurized/cage free/organic shell eggs, cream cheese, ricotta cheese, cottage cheese, cheese food, imitation cheese, dry Parmesan and Romano “shaker” cheese, and substitute cheese) are priced at * User Defined with the exception of the following listed below….

• Butter Products: bulk, solids, portion controlled (under 2/2)	$* - Weekly

• Natural & Imported Catchweight Cheese	$* - Weekly

• Mozzarella Cheeses: all shreds, blocks, prints, loaves, fresh, curd, slices (under 2/4/2. 2/4/4, 2/4/8, 2/4/9, 2/4/11 and 2/4/14)	$* - Weekly

• Shredded Cheese and Shredded Cheese Blends (inclusive of Parmesan, Romano, and Italian Blended)	$* - Weekly

• Cheese Cubes and Sticks (under 2/4/11)	$* - Weekly

• Shell Eggs (under 2/1/1/1)	$* under *

Category 3 – Meats

“Weekly” Definition…

(a) Portion cut steaks, Beef, Pork, Veal, Lamb, Primals or Subprimals, as defined in the Meat Buyer’s Guide published by the National Association of Meat Purveyors (NAMP), as amended from time to time. Includes raw, fresh and frozen boxed, ground and diced beef, pork, veal,

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

stew meat, both bulk and patties, unbreaded and raw unbreaded. Also includes pork chops, pork cutlets, pork butts, pork loins, BRT fresh hams, lamb chops, brisket, raw fajita meat, pastrami, corned beef, raw veal luncheon steaks and patties, beef sandwich steaks, short ribs, and beef tongue

(b) Spare ribs, baby back ribs, Canadian bacon, bacon (all), cooked and raw ham, sausage (fresh, dinner, breakfast, smoked, and dry), hot dogs, turkey franks, chopped ham, luncheon meats, and liverwurst.

Beef

Meat Tiers:	$*	$*
	$* -higher	$*
All Other	*	Weekly or User Defined

• Ground Beef: all bulk and patty products (under 3/1/2 and 3/2/2)	$* - Weekly

• Fresh Cut Steaks: Priced as “time of sale”	Meat Tier - TOS

• Frozen Cut Steaks:	Meat Tier – User Defined

• Fresh and Frozen Boxed Beef: Inclusive of boxed inside rounds, beef brisket, inside skirts, ribeye lip-on, steamship rounds, gooseneck rounds and any other like item	Meat Tier – Weekly

• “Philly” Style Beef Steaks (under 3/2/3)	Meat Tier – Weekly

• Cooked Roast Beef: Inclusive of Cooked Prime Rib (under 3/1/4/1, 3/2/3, 3/2/4, and 3/2/4/99)	Meat Tier –User Defined

• Meatballs: Raw / Cooked (under 3/2/1, 3/2/3, 3/2/4. 3/2/99, 6/2/1)	Meat Tier – Weekly

• Raw Unbreaded Cubed Steaks (under 3/1/3 and 3/2/3)	Meat Tier – Weekly

• Raw Breaded Beef Fritters (under 3/2/3)	Meat Tier – Weekly

• Precooked Breaded Beef Fritters (under 3/2/4)	Meat Tier – User Defined

• Raw Corned Beef (under 3/1/1 and 3/1/4)	Meat Tier – Weekly

• Cooked Corned Beef (under 3/1/1 and 3/1/4)	Meat Tier – User Defined

• Beef Pastrami (under 3/1/4 and 3/2/4)	Meat Tier – Weekly

• Raw Beef Fajita Meat: Marinated and Un-marinated (Whole & Strips) under 3/2/1, 3/2/3 and 3/3/4	Meat Tier – Weekly

• Precooked Beef Fajita Meat: Marinated and Un-marinated (Whole & Strips) under 3/2/1, 3/2/3 and 3/3/4	Meat Tier – Weekly

• Beef Pizza Topping	Meat Tier – User Defined

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

NOTE….Specialty Meats <UNDER DISCUSSION>

Pork

• Sausage Products: Breakfast and Dinner products, Smoked, Bratwurst, Chorizo, Andouille, links, patties, rope, bulk (3/3/3 and 3/4/3)	$* Weekly

• Hams: All Cooked, Raw, Smoked, Chopped (under 3/3/4 and 3/4/4)	$* Weekly

• Bacon: Slab, Layflat, Shingle, Canadian Style, Precooked, Fresh Bacon Bits (under 3/3/8 and 3/4/8)	$* Weekly

• Pork Sub-primals: Butts, Chops, Cutlets. Etc (3/3/1, 3/3/2, 3/4/1, 3/4/2)	$* Weekly

• Pork Ribs: Spare, Baby Back, St Louis, Country Style	$* Weekly

• Pork/Sausage Pizza Topping (3/3/7 and 3/4/7)	Meat Tier -User Defined

• Pepperoni: Sliced and Stick (3/3/7 and 3/4/7)	$* Weekly

• Franks (Beef, Pork, Turkey, Chicken under 3/3/6, 3/4/6, 5/2/2)	$* Weekly

• Corn Dogs (All Meat & Poultry types) & Sausage in Blanket	* - User Defined

• Cocktail Franks (3/4/6/5)	$* - User Defined

Category 4 – Seafood

All categories @ * User Defined

Exceptions…

• Fresh Fin Fish Tiers (Tier Pricing inclusive of 4/1 and 4/3)	* fee
Time Of Sale
$* higher $*
Time Of Sale

• Fresh Shellfish (Shrimp: Raw & Processed, Crab, Non-Imitation Crabmeat, Clams, Lobster, Crawfish and other shellfish under 4/2)	*

• Frozen Shellfish (Shrimp: Raw & Processed, Crab, Non-Imitation Crabmeat, Clams, Lobster, Crawfish and other shellfish under 4/12)	* Weekly

• Fresh & Frozen Calimari/Squid *under 4/2/11 and 4/13/9)	11.5% - User Defined

Category 5 – Poultry

All categories @ * User Defined

Exceptions…

• Commodity Boneless Chicken Breasts (IF, IW, Marinated under 5/2/1/9)	$* Weekly

• Raw Bone-In IQF Chicken (Whole and Parts)	$* - User Defined

• All Chicken Roll, Franks, Unbreaded Livers, and Unbreaded Gizzards (under 5/2/1)	$* - Weekly

• Ground, Pulled and Diced Cooked Chicken (under 5/2/4)	$* - Weekly

• Chicken Philly Steak Meat (under 5/2/1)	$* - Weekly

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

• Chicken Fajita Meat (Raw, Cooked, Whole, Strips products under 5/2/1 and 5/2/4)	$* - Weekly

• Fresh and Frozen Whole Turkey (under 5/2/2/1 and 5/2/3/1)	$* - Weekly

• All Turkey Breast Products (Cooked, Raw, Smoked, Sliced, Pulled, Diced, Ground, Cubed, Franks, Turkey Ham, Turkey Roll under 5/2/2)	$*/# - Weekly

• All Fresh/CVP Chicken (Bone-In, Whole and Parts under 5/1)	$* - Weekly

• Frozen Duck, Quail and Cornish Game Hens (Whole and Parts under 5/2/6, 5/2/3, 5/2/10)	$* - Weekly

• Frozen Wild Game (under 5/2/9)	$* - Weekly

Category 6 – Frozen

All categories @ * User Defined

Exceptions…

•	Frozen topped pizza (standard and commodity under 6/2/40) is priced at * User Defined margin for * only

Category 7 – Canned & Dry

All categories @ * User Defined

Exceptions…

• Coffee/Dry (7/8/1)	$* - User Defined

• Coffee/Dry/Vending (7/8/1/3)	$* -User Defined

• Non-Imitation Bacon Bits (7/23/1/2)	$* - Weekly

Category 8- Disposables

All categories @ * User Defined

Exception…

•	Disposable Paper, Pulp, and Plastic Carry (8/90) trays are priced at * for * components only

Category 9 - Chemicals

All categories @ * User Defined

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

“*” Exception…

•

* contract pricing based on the designated */ARAMARK contract. Any deviations for a component to not be on the the ARAMARK contract...whether directed from * or ARAMARK...needs to be agreed upon in writing by ARAMARK.

Category 10 – Supplies & Equipment

All categories @ * User Defined

Exception…

• All “canned fuel, candles, lighters, lamp fuel and like items” (10/14/12 and 10/14/23)

• * - User Defined

• All “disposable insulated dinner lids” (10/16/30/31 and 10/16/30/35)	* - User Defined

• All “disposable exam gloves...”vinyl, powdered, powder-free, etc”	* - User Defined

•     All cleaning supplies...”brooms (10/51/6), brushes (10/51/8), cleaning supplies (10/51/12), disposable rubber gloves (10/51/27), mops (10/51/52), mop bucket wringer (10/51/54), squeegees (10/51/75), and vacuums/sweepers (10/51/67)

* - User Defined

Category 11 – Produce

Produce prices based on the following criteria….

• Produce “*” cases	$* Per *	- *

• Produce cases with a cost base up to $*	$* Per Case	- *

• Produce cases with a cost base over $*	$* Per Case	- *

• Fruit Baskets (11/3/3)	* - Time Of Sale

• Plants and Flowers (11/5)	* - Time Of Sale

• Fresh Nuts (11/4)	* - Time Of Sale

• Refrigerated Potato products (11/3/4)	* - User Defined

• Refrigerated Prepared Salads (11/6)	* - User Defined

• Refrigerated Fruits packed in juice or water (11/3/1 and 11/6/2)	* - User Defined

• Refrigerated Fruits packed with no juice or water	$* Per	Case -*

• Refrigerated Juice Drinks (11/7)	* - User Defined

Category 12 – Beverage

All priced at * User Defined with the following exceptions. All coffee fees apply unless ARAMARK has negotiated a component sell price in their contract with that specified vendor.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

• Ground and Whole Bean Coffee (12/1)	$* - User Defined

• Frozen Liquid Coffee (12/1/2/5)	* - User Defined

• Vending Coffee (12/1/2/6)	$* - User Defined

• Java City Coffee products	$* - User Defined

• * Coffee products are priced based on the contract agreement between ARAMARK and *

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT B

To

ARAMARK Master Distribution Agreement

Dated as of November 25, 2006

EXHIBIT B

To

ARAMARK Master Distribution Agreement

Dated as of November 25, 2006

Operating Company	City	State
Hallsmith-Sysco Food Services	Norton	MA
Hardin’s-Sysco Food Services, LLC	Memphis	TN
Lankford-Sysco Food Services, LLC	Pocomoke	MD
Nobel/Sysco Food Services Company	Denver	CO
Pegler-Sysco Food Services Company	Lincoln	NE
Robert Orr-Sysco Food Services Company, LLC	Nashville	TN
Roberts Sysco Food Services	Springfield	IL
Watson Sysco Food Services, Inc	Lubbock	TX
Sysco Food Services of Albany, LLC	Clifton Park	NY
Sysco Food Services of Arizona, Inc.	Tolleson	AZ
Sysco Food Services of Arkansas, LLC	Little Rock	AR
Sysco Food Services of Atlanta, LLC	College Park	GA
Sysco Food Services of Austin, LP	Austin	TX
Sysco Food Services of Baltimore, LLC	Jessup	MD
Sysco Food Services of Baraboo, LLC	Baraboo	WI
Sysco Food Services of Central Alabama, Inc	Calera	AL
Sysco Food Services of Central California, Inc	Modesto	CA
Sysco Food Services of Central Florida, Inc	Ocoee	FL
Sysco Food Services of Central Pennsylvania, LLC	Harrisburg	PA
Sysco Food Services of Charlotte, LLC	Concord	NC
Sysco Food Services of Chicago, Inc	Des Plaines	IL
Sysco Food Services of Cincinnati, LLC	Cincinnati	OH
Sysco Food Services of Cleveland, Inc	Cleveland	OH
Sysco Food Services of Columbia, LLC	Columbia	SC
Sysco Food Services of Connecticut, LLC	Rocky Hill	CT
Sysco Food Services of Dallas, LP	Lewisville	TX
Sysco Food Services of Detroit, LLC	Canton	MI
Sysco Food Services of Grand Rapids, LLC	Grand Rapids	MI
Sysco Food Services of Houston, LP	Houston	TX
Sysco Food Services of Idaho, Inc	Boise	ID
Sysco Food Services of Indianapolis, LLC	Indianapolis	IN
Sysco Intermountain Food Services Inc	W. Jordan	UT
Sysco Food Services of Iowa, Inc	West Des Moines	IA
Sysco Food Services of Jacksonville, Inc	Jacksonville	FL
Sysco Food Services of Kansas City, Inc	Olathe	KS
Sysco Food Services of Las Vegas	Las Vegas	NV
Sysco Food Services of Los Angeles, Inc	Walnut	CA
Sysco/Louisville Food Services Company	Louisville	KY
Sysco Food Services of Metro New York, LLC	Jersey City	NJ
Sysco Food Services of Minnesota, Inc	St. Paul	MN
Sysco Food Services of Montana, Inc	Billings	MT

EXHIBIT B

To

ARAMARK Master Distribution Agreement

Dated as of November 25, 2006

Sysco Food Services of New Mexico, LLC	Albuquerque	NM
Sysco Food Services of New Orleans, LLC	Harahan	LA
Sysco Food Services of Oklahoma, Inc.	Norman	OK
Sysco Food Services of Philadelphia, LLC	Philadelphia	PA
Sysco Food Services of Pittsburgh, Inc	Harmony	PA
Sysco Food Services of Portland, Inc	Wilsonville	OR
Sysco Food Services of Raleigh, Inc	Selma	NC
Sysco Food Services of St. Louis, LLC	St. Charles	MO
Sysco Food Services of Sacramento, Inc	Pleasant Grove	CA
Sysco Food Services of San Antonio, LP	San Antonio	TX
Sysco Food Services of San Diego, Inc	Poway	CA
Sysco Food Services of San Francisco	Fremont	CA
Sysco Food Services of Seattle, Inc	Kent	WA
Sysco Food Services of Syracuse, LLC	Warners	NY
Sysco Food Services of Virginia, LLC	Harrisburg	VA

EXHIBIT C

To

Aramark Master Distribution Agreement

Dated as of November 25, 2006

ARATRACK

PURCHASES FROM SYSCO OF PRIME BRAND MEATS

ORDER: SUPC#

SUPC#	PRODUCT	PACK	SIZE	SOLD BY	BRAND
1057199	STEAK SIRLOIN FIL 5 OZ	1	10#AVG	POUNDS	CAB
2639573	BEEF STRIP LOIN 1X1	1	13#UP	POUNDS	CAB
2726891	BEEF TNDR 6UP PSMO	12	6-UP#	POUNDS	CAB
2959468	LAMB RACK FRCHD	13	24 OZ	POUNDS	MALCOLM
3006814	LAMB LOIN CHOP DOM CH 2/VAC	20	6 OZ	POUNDS	MALCOLM
3007150	VEAL CHOP 2.5’ BONE 1.5’ FRCHD	16	10 OZ	POUNDS	MALCOLM
3248879	BEEF RIBEYE LIPON	5	13#DN	POUNDS	CAB
3248929	BEEF RIBEYE LIPON	5	13#UP	POUNDS	CAB
3249349	BEEF TOP BUTT CAB	6	13#UP	POUNDS	CAB
3326121	LAMB CHOP RIB FRNCHD DOMSTC	39	3 OZ	POUNDS	MALCOLM
3356037	LAMB RACK FRNCHD DOM 1/2 RACK	8	1.5 LB	POUNDS	MALCOLM
3375359	BEEF TNDR DEFAT PSMO CH AGED	12	5#-UP	POUNDS	CAB
3389350	BEEF TENDERLOIN CAB	4	5# UP	POUNDS	MALCOLM
3389855	BEEF STRIP LOIN 1X1 CAB	2	14 LB	POUNDS	MALCOLM
3389962	BEEF RIBEYE LIPON CAB	2	16 UP	POUNDS	MALCOLM
3390556	STEAK TNDR FIL CH-ON 1189A CAB	30	6 OZ	POUNDS	MALCOLM
3390655	STEAK STRIP CC 1’TL 1180A CAB	25	6 OZ	POUNDS	MALCOLM
3393287	STEAK STRIP LOIN B/O DRY AGED	1	13/15	POUNDS	BUCKHD
3396447	STEAK RIBEYE DELMONICO CAB 0’T	20	12 OZ	POUNDS	MALCOLM
3396819	STEAK RIBEYE BNLS 1’TL CAB	20	10 OZ	POUNDS	MALCOLM
3396827	STEAK RIBEYE BNLS 1’TL CAB	20	12 OZ	POUNDS	MALCOLM
3398690	STEAK T-BONE 1’TL 1174 CAB	15	12 OZ	POUNDS	MALCOLM
3412269	STEAK BALL TIP THICK/HALF CAB	20	8 OZ	POUNDS	MALCOLM
3412335	STEAK TOP BUTT BSBALL CAB	30	6 OZ	POUNDS	MALCOLM
3414000	STEAK TOP BUTT BSBALL CAB	20	10 OZ	POUNDS	MALCOLM
3439833	BEEF TENDERLOIN PLD TO RED CAB	4	3.5LB	POUNDS	MALCOLM
3440492	STEAK STRIP CC 1/2’ TL CAB	20	8 OZ	POUNDS	MALCOLM
3441516	STEAK BALL TIP NO FAT CAB	30	5 OZ	POUNDS	MALCOLM
3442845	STEAK BALL TIP NO FAT CAB	20	10 OZ	POUNDS	MALCOLM
3444833	STEAK STRIP CC 1’TL 1180A CAB	15	12 OZ	POUNDS	MALCOLM
3451317	LAMB RACK 1/2 FRNCHD SPLIT DOM	8	.5 LB	POUNDS	MALCOLM
3563913	LAMB CHOP LOLLIPOP	60	2 OZ	POUNDS	MALCOLM
3621604	BEEF RIBEYE LIPON PRIME BNLS	2	13# DN	POUNDS	BUCKHD
3695376	STEAK RIBEYE LIPON DEL	28	6 OZ	POUNDS	CAB
3707098	STEAK RIBEYE LIPON 1112B FRZ	16	10 OZ	POUNDS	CAB
3792769	BEEF RIBEYE LIPON	2	13 DN	POUNDS	CAB

ARAMARK	1

ARATRACK

PURCHASES FROM SYSCO OF PRIME BRAND MEATS

ORDER: SUPC#

3803376	VEAL RIB CHOP FRCHD	16	12 OZ	POUNDS	BUCKHD
3816394	LAMB RACK COLRDO 3X3 TRIM	4	3#AVG	POUNDS	NEWPRT
3816881	VEAL RACK CHOP RDY 6 BONE 4X4	2	4-5#AV	POUNDS	NEWPRT
3857026	STEAK TOP SIRL BUTT 1184B CAB	30	6 OZ	POUNDS	MALCOLM
3896297	BEEF TENDERLOIN PSMO CH BEST	4	5# UP	POUNDS	BUCKHD
3920519	PORK CHOP FRNCHD FRSH CC 10OZ	12	10 OZ	POUNDS	NEWPRT
3948858	VEAL CHOP RACK FRCHD FRSH	16	12 OZ	POUNDS	NEWPRT
3957008	STEAK TOP BUTT BSBALL CUT CAB	30	5 OZ	POUNDS	MALCOLM
3985702	BEEF TENDERLOIN PRIME DEFAT	2	5#AVG	POUNDS	NEWPRT
4022059	VEAL CHOP PRTRHSE FRSH 10OZ	16	10 OZ	POUNDS	NEWPRT
4077202	BEEF TOP BUTT CAB	2	13#UP	POUNDS	MALCOLM
4117685	STEAK NEW YORK PRIME CC 12OZ	16	12 OZ	POUNDS	NEWPRT
4117818	STEAK RIBEYE PRIME 1’TAIL 16OZ	10	16OZ	POUNDS	NEWPRT
4253274	STEAK TOP SIRL C/C THCK ANG	16	10 OZ	POUNDS	CAB
4268967	VEAL RIB CHOP FRCHD FRZN	16	12 OZ	POUNDS	BUCKHD
4307724	STEAK TENDER 1189A ANGUS	24	6 OZ	POUNDS	CAB
4308375	STEAK STRIP C/C ANGUS	16	10 OZ	POUNDS	CAB
4330072	VEAL RACK CHOP 7TH RIB 9OZ UP	16	9 OZ	POUNDS	NEWPRT
4351292	STEAK FILET CC PRM IND CRYO FZ	20	8OZ AV	POUNDS	BUCKHD
4392296	PORK RIB CHOP FRCHD	20	8 OZ	POUNDS	BUCKHD
4408704	STEAK TOP BUTT BBC CAB VAC 2	40	4 OZ	POUNDS	MALCOLM
4424917	BEEF STRIP LOIN 1X1 ANGUS	1	14#AVG	POUNDS	MALCOLM
4424925	BEEF RIBEYE LIPON 13UP ANGUS	1	13#UP	POUNDS	MALCOLM
4452348	BEEF TNDR DEFAT PSMO CH FZ AKA	12	5#-UP	POUNDS	CAB
4452363	BEEF RIBEYE L/O CH AKA	5	13.5UP	POUNDS	CAB
4463907	BEEF TNDR DEFAT PSMO FRSH	2	5#-UP	POUNDS	CAB
4479713	PORK RIB CHOP FRCHD FRZN	20	8 OZ	POUNDS	BUCKHD
4540092	BEEF RIBEYE LIPON ANGUS 2 PC	2	13#UP	POUNDS	BUCKHD
4540134	BEEF TENDERLOIN PSMO ANGUS	4	5#UP	POUNDS	BUCKHD
4767398	BEEF STRIP LOIN 1X1 ANGUS	2	13 UP	POUNDS	BUCKHD
4976585	VEAL LOIN BNLS WO TNDR 0X0 PRM	4	3#	POUNDS	MALCOLM
5034236	BEEF TNDR DEFAT PSMO CH..AKA	12	5#-UP	POUNDS	CAB
5112511	BEEF TENDERLOIN PSMO ANGUS	12	5 SUP	POUNDS	BUCKHD
5162847	STEAK TOP SRLN BUTT THICK CAB	4	8 OZ	POUNDS	MALCOLM
5163233	STEAK STRIP CC 1’TL 1180A CAB	4	12 OZ	POUNDS	MALCOLM
5163787	STEAK RIBEYE BNLS 1’TL CAB	4	12 OZ	POUNDS	MALCOLM
5223961	BEEF TNDR PSMO FRSH.......AKA	2	5#-UP	POUNDS	CAB
5227053	BEEF STRIP LOIN 0X1 CH	3	12#&UP	POUNDS	CAB
5330469	STEAK TNDR SKND 1190A IW	20	6 OZ	POUNDS	CAB

ARAMARK	2

ARATRACK

PURCHASES FROM SYSCO OF PRIME BRAND MEATS

ORDER: SUPC#

5387600	STEAK STRIP BNLS CC I/W	12	14Z AV	POUNDS	CAB
5465752	BEEF TNDR DEFAT PSMO CH	6	5# UP	POUNDS	CAB
5500756	LAMB CHOP LOLLIPOP IMPORT N.Z.	80	2 OZ	POUNDS	MALCOLM
8142002	BEEF RIBEYE L/O CH	5	13.5UP	POUNDS	CAB
8142101	BEEF STRIP LOIN 0X1 CH	6	12#AVG	POUNDS	CAB
8142176	BEEF STRIP LOIN 1X1 CH	6	13#UP	POUNDS	CAB
8142176	BEEF STRIP LOIN 1X1 CH 180A	6	13#UP	POUNDS	CAB
8142309	BEEF TNDR DEFAT PSMO CH	12	5#-UP	POUNDS	CAB
8142317	BEEF TOP SIRLOIN BUTT 14UP CAB	5	14#UP	POUNDS	CAB
8179970	BEEF RIBEYE LIPON CAB 112A	2	12.5UP	POUNDS	CAB
8180986	BEEF STRIP LOIN 0X1 CH	2	12#AVG	POUNDS	CAB
8181018	BEEF TNDR DEFAT CH	4	5# UP	POUNDS	CAB
8204596	STEAK STRIP BNLS CC 1180A FRSH	14	12 OZ	POUNDS	CAB
8222309	BEEF RIBEYE EXPORT BI CH	4	16 UP	POUNDS	CAB
8339087	BEEF RIBEYE L/O CH	6	13.5DN	POUNDS	CAB
8405177	STEAK STRIP BNLS C/C 1180B FR	12	14 OZ	POUNDS	CAB
8405318	STEAK RIBEYE TAILOFF 1112	16	10 OZ	POUNDS	CAB
8405409	STEAK TOP BUTT CC BB 1184B	20	8 OZ	POUNDS	CAB
8526352	STEAK TOP BUTT C/C FLAT	20	8 OZ	POUNDS	CAB
8758997	BEEF TENDER 189A 5UP	2	5-UPAV	POUNDS	CAB
8764326	BEEF RIBEYE L/O 12DN 112	1	10-12#	POUNDS	CAB
8774424	STEAK TENDERLOIN C/C 6 OZ	1	9-11LB	POUNDS	CAB
8776254	BEEF RIB 109A CH	3	23#UP	POUNDS	CAB
8807034	STEAK SIRLOIN FILET 6 OZ	1	9-11AV	POUNDS	CAB
8807059	STEAK SIRLOIN FILET 10 OZ	1	9-11AV	POUNDS	CAB
8823718	STEAK RIBEYE L/O 8 OZ	1	9-11#	POUNDS	CAB
8825440	STEAK TENDERLOIN C/C 8 OZ	1	11#AVG	POUNDS	CAB

ARAMARK	3

EXHIBIT D

To

Aramark Master Distribution Agreement

Dated as of November 25, 2006

PERFORMANCE ALLOWANCE

As set forth in Section 10(c), SYSCO will pay the Performance Allowance to ARAMARK, based on purchases of SYSCO brand products. “SYSCO brand products” are all products bearing trademarks or tradenames which are owned by SYSCO Corporation or which are exclusively available in the foodservice industry to SYSCO.

The trademarks and tradenames owned or exclusively available to SYSCO as of October 13, 2006 are set forth on the flowing page. Modifications to the listing set forth on the following page shall be automatically applied as new trademarks and tradenames are developed and existing trademarks and tradenames are discontinued.

Calculation and Payment:

* Payment: SYSCO will pay a * Performance Allowance to ARAMARK based on purchases of SYSCO brand Products in an amount equal to * of total purchases of SYSCO brand Products provided that total purchases of SYSCO brand Products equal at least (i) 40% of ARAMARK’s total purchases of Products from SYSCO or (ii) $295,730,000.

Payment in excess of * Payment: If total purchases of SYSCO brand Products are more than (i) * of ARAMARK’s total purchases of Products from SYSCO or (ii) * then SYSCO shall pay to ARAMARK a Performance Allowance equal to the amount calculated pursuant to the following table:

SYSCO brand purchases (as % of total purchases from SYSCO)	SYSCO brand purchases (in dollars)	Allowance Amount (as % of total SYSCO brand purchases)
*% or	$*	*%
*% or	$*	*%
*% or	$*	*%
*% or	$*	*%
*% or	$*	*%
*% or	$*	*%
*% or	$*	*%
*% or	$*	*%
*% or	$*	*%
*% or	$*	*%
*% or	$*	*%
Over *% or	over $*	*%

The Performance Allowance will be paid to ARAMARK monthly from SYSCO’s corporate office. SYSCO reserves the right to adjust the dollar amounts in the table above should ARAMARK make an acquisition of an operation with more than $* annualized purchases from SYSCO.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Sysco MDA 11.15.06

ATTACHMENT TO EXHIBIT D

Sysco MDA 11.15.06

DATE:	SYSCO CORPORATION	PAGE NO: 1
TIME :	BRANDS BEING TRACKED AS SYSCO	REPORT NO: NSCABD-00
REGION -

BRAND	DESCRIPTION	STATS
AREZZIO	ARREZZIO	A
ARZRSVI	ARREZZIO RISERVA IMPERIAL	A
BBPTPRI	BUTCH BLK PREC TRIM PRIME	A
BBRLCLS	BLOCK & BARREL CLASSIC	A
BBRLSMT	BLOCK & BARREL SMARTLINE	A
BCH BLK	BUTCHERS BLOCK	A
BCHBLKC	BUTCHER BLOCK CANADA	A
BHB/NPM	BUCKHD BF/NEWPRT PRD MT	A
BKHDRSV	BUCKHEAD RESERVE	A
BKRSCLS	BAKERSOURCE CLASSIC	A
BOJACKC	BO JACKSON CLASSIC	A
BRIGGS	A M BRIGGS	A
BUTR-IT	BUTTER-IT SYSCO BRAND	A
CITAVAR	CITAVO ARABICA COFFEE	A
CITAVO	CITAVO	A
CLRLY S	CLEARLY SOUTHERN SYSCO	A
CLS/SUN	CLASSIC SUNKIST	A
EXTRCAL	EXTRACALIBER SYSCO	A
FAC RSV	FACCIOLA MEAT RESERVE	D
FIREANG	FIRE RIVER FARMS ANGUS	A
FIRENAT	FIRE RIVER NATURAL	A
FIRERVR	FIRE RIVER FARMS BEEF	A
FREEDMN	FREEDMAN MEAT & FOODSERVI	A
FRFIMPC	FIRE RIVER FARMS IMP CAN	A
FRSHCUT	FRESHPOINT FRESHCUT	A
FRY ON	FRY ON SYSCO BRAND	D
FRYONZT	FRY-ON ZERO TRANSFAT	A
FULTRED	FULTON RED LABEL	A
GUEST	GUEST SUPPLY	A
HNYMAAA	HONEYMAN’S BEEF AAA	A
HNYMRSV	HONEYMAN’S BEEF RESERVE	A
IMP ANG	IMPERIAL ANGUS	A
IMP/SCH	IMPERIAL/SCHILLING	A
INTLCLS	SYSCO INTERNATIONAL CLS	A
INTLSUP	SYSCO INTERNATIONAL SUPRM	A
JJDR AA	J J DERMA AA	A
JJDRRSV	J J DERMA RESERVE	A
LABELLA	PASTA LABELLA	A
MKZ IMP	MEDITERRANEAN KOZIHA IMPR	A
MOONROS	MOON ROSE - SYSCO BRAND	A
NAT ORG	SYSCO NATURAL ORGANICS	A
NLEGEND	NORTHERN LEGEND	A
NWMNOWN	NEWMANS OWN (SYSCO BRND)	A
NWPTRSV	NEWPORT MEAT RESERVE	A
PARROT	PARROT ICE (SYSCO BRAND)	A
PORTIMP	PORTICO IMPERIAL	D
POTGOUR	POTATO GOURMET	A
RNCHREL	RANCH & GRILL RELIANCE	A
ROY RSV	ROYALTY FOODS RESERVE	D
SAHAR B	SAHARA BURST	A
SEATLBI	SEATTLE’S BEST (STARBUCK)	D
SMRTBBL	SMARTLINE BLOCK & BARREL	D
SMRTLIN	SMARTLINE	D
SPCBNTY	SPICE BOUNTY	D
STNBRHS	STONEBRANCH HOSPITALITY	A
STNWDHS	STONEWOOD COFFEE HOSPTLTY	A
STONEWD	STONEWOOD	A
SUPREMA	SUPREMA	A
SYS IMP	SYSCO IMPERIAL	A
SYS OTT	SYSCO OTTIMO	A
SYSCO	SYSCO BRAND	A
TAZOS	TAZO TEA PRODUCTS	A
WHLFREL	WHOLESOME FARM RELIANCE	A
WTMRBLS	WHITE MARBLE FARMS SUPREM	A
ARZCLSC	ARREZIO CLS CANADA ONLY	A
ARZRSVS	ARREZZIO RISERVA SUPREME	A
BBPTSEL	BUTCH BLK PRECIS TRIM SEL	A
BBRLIMP	BLOCK & BARREL IMPERIAL	A
BBRLSUP	BLOCK & BARREL SUPREME	A
BCH RSV	BUTCHERS BLOCK RESERVE	A
BCHRSVC	BUTCHER BLOCK RSRV CANADA	A
BKHDCHO	BUCKHEAD CHOICE	A
BKHDSEL	BUCKHEAD SELECT	A
BKRSIMP	BAKERSOURCE IMPERIAL	A
BOJACKI	BO JACKSON IMPERIAL	A
BUCKHD	BUCKHEAD BEEF	A
CAFEINT	SYSCO CAFE INTERNATIONAL	A
CITAVCF	CITAVO CAFE	A
CITAVOG	CITAVO ORGANIC	A
CLS/MCC	CLASSIC/MC CORMICK	A
CMDRIMP	COMMANDER’S CHOICE IMP	A
FAC CHO	FACCIOLA MEAT CHOICE	D
FAC SEL	FACCIOLA MEAT SELECT	D
FIRECLS	FIRE RIVER FARMS CLASSIC	A
FIREREL	FIRE RIVER FARMS RELIANCE	A
FIRESUP	FIRE RIVER FARMS SUPREME	A
FRFANGC	FIRE RIVER FARM ANGUS CAN	A
FRFRELC	FIRE RIVER FARM REL CANAD	A
FRSHFIN	FRESHPOINT FINEST	A
FRY-ON	FRY-ON SYSCO BRAND	A
FULTBLU	FULTON BLUE LABEL	A
GRIL ON	GRILL-ON SYSCO BRAND	D
HIDCOVE	HIDDEN COVE	A
HWYMAN	HONEYMAN’S BEEF	A
HSE REC	HOUSE RECIPE	A
IMP SUP	IMPERIAL SUPREME	A
IMP/SUN	IMPERIAL SUNKIST DISP JCE	A
INTLIMP	SYSCO INTERNATIONAL IMPRL	A
JADE MT	JADE MOUNTAIN	A
JJDRAAA	J J DERMA AAA	A
JUST RT	JUST RIGHT SYSCO/KELLOGG	A
MALCOLM	MALCOLM MEATS	A
MKZ SUP	MEDITERRANEAN KUZINA SUPR	A
MXF CLS	MEXICAN FARE CLASSIC	A
NAT SGR	NATURAL SUGAR SYSCO	A
NORTH49	NORTH OF 49	D
NWPTCHO	NEWPORT CHOICE	A
NWPTSEL	NEWPORT SELECT	A
PORTBTY	PORTICO BOUNTY	A
PORTPRM	PORTICO PRIME	A
REL/MCC	RELIANCE/MC CORMIC	A
ROY CHO	ROYALTY FOODS CHOICE	D
ROY SEL	ROYALTY FOODS SELECT	D
SBESTCF	SEATTLE’S BEST COFFEE	A
SERENE	SYSCO SERENS	A
SMRTCLS	SMARTLINE CLASSIC	D
SMRTREL	SMRTLINE RELIANCE	D
STARBKI	STARBUCKS IMPERIAL GRADE	A
STNBRRB	STONEBRANCH ROBUSTA	A
STNWDRB	STONEWOOD COFFEE ROBUSTA	A
SUNSKIL	SUNDAY SKILLET BRANDABLES	A
SWTPLUS	SWEET PLUS SYSCO	A
SYS MED	SYSCO MEDICAL	A
SYS REL	SYSCO RELIANCE	A
SYSCODE	SYSCODE	A
WHLFARM	WHOLESOME FARMS IMPERIAL	A
WHLFSUP	WHOLESOME FARMS SUPREME	A
1756	1756	A
ARZIMPC	ARREZIO IMP CANADA ONLY	A
BBPTCHO	BUTCH BLK PREC TRIM CHOIC	A
BBRL	BLOCK & BARREL RELIANCE	A
BBRLRTS	BLOCK & BARREL ROTISERIE	A
BCH ANG	BUTCHERS BLOCK ANGUS	A
BCHANGC	BUTCHER BLOCK ANG CANADA	A
BET BAR	BETTER BAR	A
BKHDPRI	BUCKHEAD PRIME	A
BKR SRC	BAKERS SOURCE	A
BLK DIA	BLACK DIAMOND	A
BOJACKR	BO JACKSON RELIANCE	A
BUTR IT	BUTTER-IT SYSCO BRAND	D
CASASOL	CASA SOLANA	A
CITAVCO	CITAVO COLOMBIAN COFFEE	A
CLASICO	CLASSICO - SYSCO BRAND	A
CLS/SCH	CLASSIC/SCHILLING	A
COLCLSY	COOL & CLASSY	A
FAC PRI	FACCIOLA MEAT PRIME	A
FAMS 34	HERSCHEL’S FAMOUS 34 APTZ	D
FIREIMP	FIRE RIVER FARMS IMPERIAL	A
FIRERVC	FIRE RIVER FARMS - CANADA	A
FONTNAI	FONTANA SYRUPS	D
FRFCLSC	FIRE RIVER FARMS CLS CAN	A
FRFSUPC	FIRE RIVER FARMS SUP CAN	A
FRSHSEL	FRESHPOINT SELECT	A
FRYONNT	FRY-ON NON TRANSFAT	A
FULTON	FULTON PROVISION	A
GRIL-ON	GRILL-ON SYSCO BRAND	A
HNYM AA	HONEYMAN’S BEEF AA	A
HNYMPRI	HONEYMAN’S BEEF PRIME	A
I CARE	I CARE (SYSCO SERVICES)	A
IMP/MCC	IMPERIAL/MC CORMICK	A
INDULGE	INDULGE SYSCO	A
INTLREL	SYSCO INTERNATIONAL REL	A
JJDERMA	JJ DERMA MEATS	A
JJDRPRI	J J DERMA PRIME	A
KEYSTNE	KEYSTONE (SYSCO CHEMICAL)	A
MKZ CLS	MEDITERRANEAN KUZINA CLAS	A
MNSTWOK	MEIN STREET WOK	A
MXF IMP	MEXICAN FARE IMPERIAL	A
NEWPRT	NEWPORT PRIDE (MEAT)	A
NUTRA B	NUTRA BALANCE-SYSCO (DISC	A
NWPTPRI	NEWPORT MEAT PRIME	A
OCNSUPR	OCEAN SUPREME CRABMEAT	A
PORTCLS	PORTICO CLASSIC	D
PORTSIM	PORTICO SIMPLY	A
RNCHGRL	RANCH & GRILL (WHITE FAT)	A
ROY PRI	ROYALTY FOODS PRIME	D
RSTR BL	ROASTERS BLEND COFFEE	A
SBESTCI	SEATTLE’S BEST COFFEE INC	D
SERENE2	SYSCO SERENE 2	A
SMRTIMP	SMARTLINE IMPERIAL	D
SMRTSUP	SMARTLINE SUPREME	D
STARBKS	STARBUCKS SUPREME	A
STNBRSP	STONEBRANCH SPECIAL	A
STNWDSP	STONEHOOD COFFEE SPECIAL	A
SUP ANG	SUPREME ANGUS	A
SYS CLS	SYSCO CLASSIC	A
SYS NAT	SYSCO NATURAL	A
SYS SUP	SYSCO SUPREME	A
SYSSPEC	SYSCO SPECIFIED	A
WHLFCLS	WHOLESOME FARMS CLASSIC	A
WTMRBLI	WHITE MARBLE FARMS IMPERI	A

EXHIBIT E

To

Aramark Master Distribution Agreement

Dated as of November 25, 2006

Item Number	Item Description	Pack/Size
2077857	APPLE GIFTPACK FRESH	1 / 10 LB
9030156	CUPCAKE CHOC MINI W/SPKLS	18 / 12 PK
9030131	CUPCAKE YEL W/ JIMMIES	12 / 6 PK
1231034	EGGROLL SKIN FRESH	12 / 1 LB
7137318	EGGROLL SKIN WRPR	12 / 16OZ
7930498	KIT WITH AUTUMN DECORATIONS	1 / 40 LB
7990765	MILK RICE DREAM ORIG	12 /32 OZ
8738890	NOODLE CHINESE EGG	1 / 5 LB
6190235	POTATO MASHED SWEET	4 / 5LB
5286091	POTATO RUSSET GRLC MASHED	4 / 6LB
2725331	SALAD CHICKEN LFAT	2 / 5LB
9069204	SALAD COLESLAW MOM’S OLD FASH	2 / 10#
9069287	SALAD CUCUMBER & SOUR DRSSNG	1 / 10#
1158617	SALAD MUSHROOM BUTTON MARN	1 / 10 LB
4913042	SALAD PASTA GREEK FETA	2 / 5 LB
5391115	SALAD POTATO DICED W/EGG	3 / 8LB
9069295	SALAD POTATO MUST W/EGG MOM’S	2 / 10#
1060334	SALAD POTATO RED & EGG	2 / 5 LB
1034594	SALAD POTATO REGULAR	3 / 8 LB
6051601	SALAD SEAFOOD DELI-STYLE	2 / 5 LB
5141817	SALAD TORTELLINI POMODORO	2 / 5LB
5247903	SALAD TORTELLINI TRICOLOR
9194515	SALSA BASE FRESH	1 / 17.5LB
5806336	SALSA CHIPOTLE	2 / 1 GAL
4737821	SALSA FRESCA FRSH	2 / 4 LB
2392652	SALSA FRESH	4 / 4.5 LB
5476510	SALSA FRESH	4 / 1 GAL
5833710	SALSA FRESH	2 / 5LB
2848760	SALSA FRESH MEDUIM	2 / 1GAL
5901871	SALSA FRESH MRGRTA	2 / 5 LB
2138303	SALSA MED ALL FRESH	4 / 5 LB
8493090	SALSA MEDIUM	2 / 1 GAL
9148842	SALSA MILD	4 / 1 GAL
1672518	SALSA MILD FRESH	6 / 4 LB
5612643	SALSA PICO DE GALLO	2 / 3.5 LB
7226319	SALSA RED ORIG FRSH	3 / 8LB
7104680	SAMPLE PRODUCE	1 / EACH
1326628	SAUCE BURRITO WET REF	4 / 1 GAL
6292528	SOUP PASTA FAGIOLI	2 / 8 LB
7127061	SPREAD GARLIC	6 / 32 OZ
7826621	SPREAD GARLIC NON-WHIPPED	6 / 4 LB
8156788	TORTILLA CHILI CHIPOTLE WRAP	6 / 12 CT
5700513	TORTILLA CORN 6 IN 6 OZ.	8 / 60 CT
5701222	TORTILLA CORN WHT 6 IN 7 OZ	6 / 72 CT
5700471	TORTILLA CORN WHT. 6 IN 12 OZ.	6 / 48 CT

5700463	TORTILLA CORN WHT.6 IN 10 OZ.	8 / 60 CT
5700620	TORTILLA CORN YEL.6 IN 7 OZ.	6 / 72 CT
5700703	TORTILLA FLOUR 10 IN 28 OZ	4 / 36 CT
5700281	TORTILLA FLOUR 10 IN.	6 / 36 CT
5700737	TORTILLA FLOUR 12 IN PRSSD	12 / 12 CT
2943322	TORTILLA FLOUR 12” PRSSD	6 / 24 CT
8157729	TORTILLA FLOUR 12IN 36OZ PR	12 / 12CT
5496534	TORTILLA FLOUR 14 IN 48OZ	12 / 12 CT
5496542	TORTILLA FLOUR 6 IN 14OZ	8 / 36 CT
5700752	TORTILLA FLOUR 6 IN A/V	8 / 36 CT
5700653	TORTILLA FLOUR 8 IN PRSSD	8 / 36 CT
6303317	TORTILLA FLOUR 8” HAND STRET	8 / 36 CT
5700646	TORTILLA FLOUR ALL VEG. 8 IN	8 / 36 CT
8156762	TORTILLA SPINACH HERB WRAP 12”	6 / 12 CT
2315372	TREE HLIDY MINI EUROPEAN	24 / 3”
1732981	TREE HOLIDAY MINI	20 / 4 IN
7121973	WONTON SKIN	12 / 14 OZ

EXHIBIT F

To

Aramark Master Distribution Agreement

Dates as of November 25, 2006

ARAMARK FOOD AND SUPPORT SERVICES / SUPPLY CHAIN MANAGEMENT

PRICE VERIFICATION FORM

DISTRIBUTOR	LOCATION

ITEM NO

FREQUENCY

ITEM CODE NUMBER:	____________________________________________

DESCRIPTION/PACKAGE:	____________________________________________

VENDOR NAME:	____________________________________________

VENDOR INVOICE # & DATE:	____________________________________________

PO # & RECEIVE DATE:	____________________________________________

*	*

*	*

*	*

*	*

*	*

*	*

*	*

*	*

VERIFIED BY:	APPROVED BY:

NOTES:

PERFORM FREIGHT CALCULATION:

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Exhibit G

To

Aramark Master Distribution Agreement

Dated as of November 26, 2006

EXHIBIT G

To

Aramark Master Distribution Agreement

Dated as of November 25, 2006

SYSCO MINORITY & WOMEN OWNED SUPPLIERS

SUPPLIER	SYSCO Minority Code Desc
BROOKS FOOD GROUP	AFRICAN AMERICAN WOMEN
HENRY ROBERTS BARBECUE SAUCE	AFRICAN AMERICAN WOMEN
SUPER BAKERY	AFRICAN AMERICAN
OMNI CUSTOM MEATS INC	AFRICAN AMERICAN
RENAISSANCE MAN INTERNATIONAL	AFRICAN AMERICAN
FORDION PACKAGING LTD	AFRICAN AMERICAN
ASBURY TOWEL COMPANY	AFRICAN AMERICAN
JOY FOODS INC	AFRICAN AMERICAN
BALDWIN RICHARDSON FOODS CO	AFRICAN AMERICAN
QVS INC.	AFRICAN AMERICAN
LABTEK INC	AFRICAN AMERICAN
SIMEUS FOODS INTERNATIONAL INC	AFRICAN AMERICAN
KEN DAVIS PRODUCTS INC	AFRICAN AMERICAN
SCOTTS JAMAICAN BAKERY	AFRICAN AMERICAN
TOWER ISLES	AFRICAN AMERICAN
CHICAGOLAND BARBECUE INC	AFRICAN AMERICAN
GBX COMPANIES INC	AFRICAN AMERICAN
CECILE &ANNELLS INC	AFRICAN AMERICAN
DENNIS FOOD GROUP	AFRICAN AMERICAN
BAGELRY	AFRICAN AMERICAN
QUALITY CROUTONS	AFRICAN AMERICAN
GATES & SON	AFRICAN AMERICAN
LILLIES OF CHARLESTON	AFRICAN AMERICAN
FAIR OAKS FARMS	AFRICAN AMERICAN
ANDYS SEASONINGS	AFRICAN AMERICAN
GOLDEN KRUST BAKERY	AFRICAN AMERICAN
KING CHEESECAKE COMPANY INC	AFRICAN AMERICAN
THOMPSON’S FINE FOODS INC	AFRICAN AMERICAN
MICHELES FOOD MANUFACTURING	AFRICAN AMERICAN
SELMON BROTHERS	AFRICAN AMERICAN
CHEM SALES INC	AFRICAN AMERICAN
PIKNIK PRODUCTS	AFRICAN AMERICAN
R O W II INC	AFRICAN AMERICAN
BRIDGE FOODS INC	AFRICAN AMERICAN
OASIS FOODS	ASIAN INDIAN AMERICAN
FOOD MASTERS INC	ASIAN INDIAN AMERICAN
SINZENARD LLC	ASIAN INDIAN AMERICAN
ME HEUCK CO	ASIAN INDIAN AMERICAN
ISLAND SEAFOOD	ASIAN INDIAN AMERICAN
BAVARIAN SPECIALTY FOODS	ASIAN INDIAN AMERICAN
OCEAN DUKE CORPORATION	ASIAN PACIFC AMERICAN

RED BIRD FARMS	ASIAN PACIFC AMERICAN
TAK YUEN CORP	ASIAN PACIFC AMERICAN
PEKING NOODLE	ASIAN PACIFC AMERICAN
KUNKEL CO INC	ASIAN PACIFC AMERICAN
SEASIA	ASIAN PACIFC AMERICAN
ACME FOOD SALES	ASIAN PACIFC AMERICAN
WADA FARMS	ASIAN PACIFC AMERICAN
MJC SF LLC	ASIAN PACIFC AMERICAN
TMI TRADING CORP	ASIAN PACIFC AMERICAN
R1SVOLDS INC	ASIAN PACIFC AMERICAN
SPOKANE PRODUCE INC	ASIAN PACIFC AMERICAN
PAN PACIFIC PLASTIC	ASIAN PACIFC AMERICAN
PATTY KING INC	ASIAN PACIFC AMERICAN
TANAKA PRODUCE INC	ASIAN PACIFC AMERICAN
WEI CHUAN USA INC	ASIAN PACIFC AMERICAN
WEST BAY SEAFOOD	ASIAN PACIFC AMERICAN
FOX CONVERTING INC	ASIAN PACIFC AMERICAN
CARRIBEAN FOOD DELIGHTS INC	ASIAN PACIFC AMERICAN
BAYOU CITY FISH CO	ASIAN PACIFC AMERICAN
TMI TRADING CORP	ASIAN PACIFC AMERICAN
FOUR IN ONE	ASIAN PACIFC AMERICAN
VERTEX CHINA	ASIAN PACIFC AMERICAN
TRONEX HEALTHCARE INDUST	ASIAN PACIFC AMERICAN
AMY FOOD INC	ASIAN PACIFC AMERICAN
SUNRISE FOODS, INC.	ASIAN PACIFC AMERICAN
SUMMIT IMPORT CORP	ASIAN PACIFC AMERICAN
SUN HING FOODS INC	ASIAN PACIFC AMERICAN
WEI-CHUAN USA INC	ASIAN PACIFC AMERICAN
GOLDEN ORCHID	ASIAN PACIFC AMERICAN
JKL SPECIALTY FOODS INC	ASIAN PACIFC AMERICAN
CHINAMERICA FOOD MFG	ASIAN PACIFC AMERICAN
TURBO AIR	ASIAN PACIFC AMERICAN
OSAMU CORPORATION	ASIAN PACIFC AMERICAN
UNITED NOODLES INC	ASIAN PACIFC AMERICAN
CASTLE ROCK MEATS	ASIAN PACIFC AMERICAN
LEASA INDUSTRIES	ASIAN PACIFC AMERICAN
NATURE SOY	ASIAN PACIFC AMERICAN
SOUTHERN NOODLE	ASIAN PACIFC AMERICAN
WEI CHAUN USA INC	ASIAN PACIFC AMERICAN
WEI CHUAN USA INC	ASIAN PACIFC AMERICAN
GLOPACK INC	ASIAN PACIFC AMERICAN
STARPORT FOODS LLC	ASIAN PACIFC AMERICAN
SUSHI TEKNOLOGY INC	ASIAN PACIFC AMERICAN
COAST PRODUCE CO	ASIAN PACIFC AMERICAN
ANDERSON INTERNATIONAL FOODS	ASIAN PACIFC AMERICAN
UNION PACKAGE LP	ASIAN PACIFC AMERICAN
HILO FISH CO INC	ASIAN PACIFC AMERICAN
LE CHEF BAKERY	ASIAN PACIFC AMERICAN
UMEYA INC	ASIAN PACIFC AMERICAN
US SAFETY & SUPPLY	ASIAN PACIFC AMERICAN
KORIN JAPANESE TRADING CORP	ASIAN PACIFC AMERICAN
CODINO’S ITALIAN FOODS	ASIAN PACIFC AMERICAN
US SAFETY & SUPPLY	ASIAN PACIFC AMERICAN

WILLOW FOODS LLC	ASIAN PACIFC AMERICAN
FOX CONVERTING	ASIAN PACIFC AMERICAN
OCEAN CHOICE SEAFOOD	ASIAN PACIFC AMERICAN
GOLDEN GATE	ASIAN PACIFC AMERICAN
GREENLEAF WHOLESALE	ASIAN PACIFC AMERICAN
JIMEX CORPORATION	ASIAN PACIFC AMERICAN
MICHIGAN SOY PRODUCTS	ASIAN PACIFC AMERICAN
MORITA PRODUCE CO	ASIAN PACIFC AMERICAN
SUN HING FOODS INC	ASIAN PACIFC AMERICAN
WEI CHUAN USA	ASIAN PACIFC AMERICAN
CONCORD INDUSTRIES INC	ASIAN PACIFC AMERICAN
CR MANUFACTURING	ASIAN INDIAN AMERICAN DIS
INDALCO FOODS CORP	HISPANIC AMERICAN DISABABLED
GENOS SEA FOODS INC	HISPANIC AMERICAN WOMEN
JOHN KEELER & CO INC	HISPANIC AMERICAN
C&’F FOODS INC	HISPANIC AMERICAN
RUIZ FOOD PRODUCTS	HISPANIC AMERICAN
BUENO FOODS	HISPANIC AMERICAN
H&H FOODS	HISPANIC AMERICAN
HARBAR LLC	HISPANIC AMERICAN
READY FOODS	HISPANIC AMERICAN
TRITON SEAFOOD CO	HISPANIC AMERICAN
HEMISPHERE FOODS LLC	HISPANIC AMERICAN
FOODS OF NM	HISPANIC AMERICAN
OLE MEXICAN FOODS INC	HISPANIC AMERICAN
MOCTEZUMA	HISPANIC AMERICAN
ABCO BROOM & MOP	HISPANIC AMERICAN
LOPEZ FOODS	HISPANIC AMERICAN
DELREAL FOODS	HISPANIC AMERICAN
ABUELITA	HISPANIC AMERICAN
RUIZ FOOD PRODUCTS	HISPANIC AMERICAN
REINHART FOODSERVICE	HISPANIC AMERICAN
GARCIA FOODS INC	HISPANIC AMERICAN
QUIRCH FOODS CO	HISPANIC AMERICAN
SURAM TRADING CO	HISPANIC AMERICAN
NATUREBEST PRECUT & PRODUCE	HISPANIC AMERICAN
FIELD FRESH FOODS INC	HISPANIC AMERICAN
MARQUEZ BROTHERS ENTERPRISES	HISPANIC AMERICAN
CALIFORNIA CHURROS	HISPANIC AMERICAN
MALDONADO COMPANY	HISPANIC AMERICAN
CLASSIC FOODS INC	HISPANIC AMERICAN
EL MATADOR FOODS INC	HISPANIC AMERICAN
LA FLOR DE SALT LAKE INC	HISPANIC AMERICAN
PUEBLO FRUITS INC	HISPANIC AMERICAN
KM FOODS INC	HISPANIC AMERICAN
LA CANASTA	HISPANIC AMERICAN
DEL REY TORTILLERIA	HISPANIC AMERICAN
OK BANANA CO	HISPANIC AMERICAN
LOS AMIGOS	HISPANIC AMERICAN
GUSTO PACKING	HISPANIC AMERICAN
EMPACADORA TAPATIO	HISPANIC AMERICAN
NETO SAUSAGE CO	HISPANIC AMERICAN
MARQUEZ BROTHERS INTL INC	HISPANIC AMERICAN

EL-REY	HISPANIC AMERICAN
MARQUEZ BROTHERS SOUTHWEST INC	HISPANIC AMERICAN
C&F FOODS INC	HISPANIC AMERICAN
PATTONS	HISPANIC AMERICAN
RIBA FOODS	HISPANIC AMERICAN
BADZA SPICES INC	HISPANIC AMERICAN
EL MILAGRO INC	HISPANIC AMERICAN
LATAPATIA TORTILLERIA INC	HISPANIC AMERICAN
CHAPARRO’S TAMALES	HISPANIC AMERICAN
AE SANTOS	HISPANIC AMERICAN
SAN ANTONIO PACKING COMPANY	HISPANIC AMERICAN
RAQUELITAS TORTILLAS	HISPANIC AMERICAN
MARQUEZ BROTHERS	HISPANIC AMERICAN
MARQUEZ BROTHERS/DENVER DIVISI	HISPANIC AMERICAN
GOYA FOODS OF FLORIDA	HISPANIC AMERICAN
REINHART FOODSERVICE	HISPANIC AMERICAN
ALAMO TAMALES	HISPANIC AMERICAN
EAGLE SPICE	HISPANIC AMERICAN
CARNECO FOODS	HISPANIC AMERICAN
CONCHITA FOODS INC	HISPANIC AMERICAN
IMPERIAL SALES COMPANY	HISPANIC AMERICAN
EZ TRADE LINK INC	HISPANIC AMERICAN
REINHART FOODS	HISPANIC AMERICAN
IL GEORGIO.	HISPANIC AMERICAN
ALEXANDER INDUSTRIES INC	HISPANIC AMERICAN
SUPER LOPEZ TORTILLA	HISPANIC AMERICAN
FRUITROPIC LLC	HISPANIC AMERICAN
WOW PLASTICS INC	HISPANIC AMERICAN
KONIE CUPS INT’L	HISPANIC AMERICAN
MARPESCA MIAMI CORPORATION	HISPANIC AMERICAN
ARANDAS BAKERY #4 INC	HISPANIC AMERICAN
AVO KING INTL	HISPANIC AMERICAN
MERCADO LATINO INC	HISPANIC AMERICAN
CAWY BOTTLING CO INC	HISPANIC AMERICAN
FIGUEROA BROS	HISPANIC AMERICAN
MARQUEZ BROTHERS OF NEVADA INC	HISPANIC AMERICAN
ANDINA FOOD LLC	HISPANIC AMERICAN
REINHART FOODSERVICE	HISPANIC AMERICAN
KING METAL PRODUCTS	HISPANIC AMERICAN
PICOSOS PEANUT CO INC	HISPANIC AMERICAN
WEAVEWOOD INC	HISPANIC AMERICAN
REINHART	HISPANIC AMERICAN
EMJAC INDUSTRIES	HISPANIC AMERICAN
SOLAR SPRING & WIRE FORMS	HISPANIC AMERICAN
EVANS FOOD PRODUCT CO	HISPANIC AMERICAN
BOSQUE BOERS	HISPANIC AMERICAN
GOODHEART,A DIV OF BLUEBONNET	HISPANIC AMERICAN
EL PINTO FOODS	HISPANIC AMERICAN
REINHART INSTITUTIONAL FOODS	HISPANIC AMERICAN
F&R GENERAL INTERIORS	HISPANIC AMERICAN
LA ABUELA MEXICAN FOODS INC	HISPANIC AMERICAN
DENVER BOOKBINDING COMPANYINC	HISPANIC AMERICAN
O PELLE ENTERPRISES INC	HISPANIC AMERICAN

AZTECAS DESIGN INC	HISPANIC AMERICAN
BANACOL MARKETING CORP	HISPANIC AMERICAN
GOYA FOODS OF TEXAS	HISPANIC AMERICAN
CARIBE FOOD	HISPANIC AMERICAN
CIMARRON FOODS	HISPANIC AMERICAN
LA MURCIANA INC	HISPANIC AMERICAN
VYNATEX IMPRESSIONS INC	HISPANIC AMERICAN
GOYA FOODS INC	HISPANIC AMERICAN
PLASTIC SALES & SVC	HISPANIC AMERICAN
LA TORTILLA FACTORY INC	HISPANIC AMERICAN
ELMIRASOL INC	HISPANIC AMERICAN
HMZ INC	HISPANIC AMERICAN
MARTA’S DESSERT	HISPANIC AMERICAN
JL GONZALEZ PRODUCE INC	HISPANIC AMERICAN
MARQUEZ BROTHERS SOUTHERN CA	HISPANIC AMERICAN
MARLO MFG CO INC	HISPANIC AMERICAN
GOODHEART BRAND SPEC MTS	HISPANIC AMERICAN
ADVANCED ICE SYSTEMS	HISPANIC AMERICAN
ALADDIN TEMP RITE LLC	HISPANIC AMERICAN
DYNAMIC TRADE INC.	HISPANIC AMERICAN
LAFITTE FROZEN FOODS	MINORITY NOSPECIFIED
WILLIAM A POWER	MINORITY NOSPECIFIED
RED CHAMBER CO	MINORITY NOSPECIFIED
LONE STAR POULTRY	MINORITY NOSPECIFIED
HONOLULU FISH CO	MINORITY NOSPECIFIED
MIC FOOD DIVISION	MINORITY NOSPECIFIED
H RISCH INC	MINORITY NOSPECIFIED
VILORE FOODS COMPANY	MINORITY NOSPECIFIED
PASTRY EXPRESS	MINORITY NOSPECIFIED
SUN SUN	MINORITY NOSPECIFIED
OLD FASHIONED MEAT CO INC	MINORITY NOSPECIFIED
WEST LAKE FOODS INC	MINORITY NOSPECIFIED
VIP FOODS	MINORITY NOSPECIFIED
ORIGINAL JACK BAKING CO	MINORITY NOSPECIFIED
TIM-JOY FARMS	MINORITY NOSPECIFIED
WORLDWIDE FOOD DISTRIBUTION	MINORITY NOSPECIFIED
LUX BAKERY	MINORITY NOSPECIFIED
ANGY’S/INTROVIGNE INC	MINORITY NOSPECIFIED
LA ESPIGA FAVORITA INC	MINORITY NOSPECIFIED
TRADITIONAL BREADS	MINORITY NOSPECIFIED
WICK’S KITCHENS	MINORITY NOSPECIFIED
THUNDER GROUP INC	MINORITY NOSPECIFIED
MERCADAGRO INTL CORP	MINORITY NOSPECIFIED
PUEBLA FOODS, INC.	MINORITY NOSPECIFIED
FRU VEG SALES INC	MINORITY NOSPECIFIED
PLEASANT FARMS	MINORITY NOSPECIFIED
EL BURRITO MERCADO PROD INC	MINORITY NOSPECIFIED
LIFE GUARD MEDICAL SUPPLY CO	MINORITY NOSPECIFIED
VALENCIA FLOUR MILL, LTD	MINORITY NOSPECIFIED
SPECIALIZED MKTING OF WISC	MINORITY NOSPECIFIED
CHINS IMPORT EXPORT	MINORITY NOSPECIFIED
ALL AMERICAN SEASONING	MINORITY NOSPECIFIED
SUPERIOR METALWORKS INC	MINORITY NOSPECIFIED

VANILLA SAFFRON IMPORTS	MINORITY NOSPECIFIED
SOUTHERN BAKING CORP	MINORITY NOSPECIFIED
OREGON ONION	MINORITY NOSPECIFIED
VICTORIA PORCELAIN CO	MINORITY NOSPECIFIED
DIAL-A-PICK CO	MINORITY NOSPECIFIED
SKS ENTERPRISES, INC.	MINORITY NOSPECIFIED
OASIS FOODS	MINORITY NOSPECIFIED
FUKUMARU SEAFOOD	MINORITY NOSPECIFIED
WH HARRIS SEAFOOD INC	MINORITY NOSPECIFIED
SPICES AND BLENDS	MINORITY NOSPECIFIED
JORDAN SPECIALTY CO	MINORITY NOSPECIFIED
CHASE TRADING	MINORITY NOSPECIFIED
SIX POINTS INC	NATIVE AMERICAN DISABBLED
NATURAL NATIVE AMERICAN PROD	NATIVE AMERICAN
CUSTOM DAIRY PRODUCTS	NATIVE AMERICAN
CCSE	NATIVE AMERICAN
N GENUITY ENTERPRISES CO	NATIVE AMERICAN WOMEN
N’GENUITY ENTERPRISES CO	NATIVE AMERICAN WOMEN
WINDSOR FOODS	WOMEN
WINDSOR FROZEN FOODS	WOMEN
SWEET STREET DESSERTS	WOMEN
GO FRESH	WOMEN
CARLAS PASTA INC	WOMEN
CENSEA INC	WOMEN
CATELLI BROTHERS	WOMEN
HANDY WACKS	WOMEN
CONDIES FOODS	WOMEN
SWAGGERTY SAUSAGE CO INC	WOMEN
CHLOE FOODS CORP	WOMEN
ATKINS INC	WOMEN
LAWLER FOODS	WOMEN
EASTERN FISH CO	WOMEN
LA NOVA WINGS	WOMEN
PEARLCO OF BOSTON	WOMEN
PAR WAY TRYSON COMPANIES	WOMEN
JASPER WYMAN & SON	WOMEN
FIABELLA FOODS LLC	WOMEN
HOPES COUNTRY FRESH COOKIES	WOMEN
NATIONAL DAIRY BRANDS	WOMEN
CELLUCAP	WOMEN
CHEESEMAKERS INC	WOMEN
GOSSNER FOODS INC	WOMEN
CARITAS RANCH BAR B Q	WOMEN
SUZANNAS KITCHEN INC	WOMEN
CENSEA	WOMEN
WHITAKER FOODS INC	WOMEN
HAYWARD ENTERPRISES	WOMEN
ROBERTS PRECUT VEGETABLES	WOMEN
SWEET ENDINGS	WOMEN
SEVEN STARS INC	WOMEN
HUDSON MEAT MARKET	WOMEN
VICOM	WOMEN
VALLEY LAHVOSH BAKING CO	WOMEN

CLOWN GYSIN BRANDS	WOMEN
PAPERCRAFT	WOMEN
BEVRA SALES INC	WOMEN
POPPIAL’S	WOMEN
MCL DISTRIBUTING INC	WOMEN
NEMCO FOOD EQUIPMENT	WOMEN
DR GUMBO NO CUISINE	WOMEN
ANNIE PIES BAKERY	WOMEN
CAPPUCCINO TO GO	WOMEN
NAGLE VEAL	WOMEN
ILTACO FOODS	WOMEN
MIDWEST NORTHERN INC	WOMEN
ALPHA FOODS CO	WOMEN
NASHVILLE SMOKEHOUSE COMM	WOMEN
DEAN SAUSAGE CO INC	WOMEN
PLASTIC PACKAGING CORP	WOMEN
ASK FOODS INC	WOMEN
BOJA’S FOODS INC	WOMEN
C&L FOODS INC	WOMEN
JOSEPH A SIDARI CO	WOMEN
EASTLAND FOOD PRODUCTS	WOMEN
D1MITRIA DELIGHTS INC	WOMEN
TCOMUS	WOMEN
CUSTOM PAK TOMATO INC	WOMEN
ALLEN FOOD SERVICE	WOMEN
COLUMBUS FOODS	WOMEN
PLAST TECHS ENTERPRISE	WOMEN
L & E DISTRIBUTORS	WOMEN
DEEN MEAT CO	WOMEN
POWERS CANDY	WOMEN
FRENCH PATISSERIE	WOMEN
B LITTLE & COMPANY	WOMEN
FOUNTAINHEAD WATER COMPANY	WOMEN
KRUGER FOODS INC	WOMEN
FAYDA PACKING CO	WOMEN
PEANUT PROCESSORS INC	WOMEN
LOVE & QUICHES	WOMEN
FIRST FOOD COMPANY	WOMEN
PAPERCRAFT	WOMEN
FOOD CONCEPTS	WOMEN
COBATCO INC	WOMEN
ATHENA PARTNERS	WOMEN
MIES PRODUCTS INC	WOMEN
VITA-MIX CORP	WOMEN
FIORE D PASTA INC	WOMEN
MATADOR PROCESSORS INC	WOMEN
UNIVEX	WOMEN
HATHAWAY MARKETING CORP	WOMEN
NORLAKE INC	WOMEN
SUPREME CUTS LLC	WOMEN
SAVOIES SAUSAGE FOOD	WOMEN
DEEP FOODS INC	WOMEN
MRS CONDIES SALAD CO	WOMEN

ALLEN BROTHERS MILLING CO	WOMEN
THOMPSON PACKERS INC	WOMEN
SWEET STREET DESSERTS	WOMEN
CORBIN FOODS	WOMEN
MAPLE ISLAND	WOMEN
LAURA CHENELS CHEVRE INC	WOMEN
PATTCO INC	WOMEN
ATLANTIC DOMINION DISTRIBUTORS	WOMEN
LAKEVIEW FARMS INC	WOMEN
BERKELEY SQUARE	WOMEN
ECO-PRODUCTS INC	WOMEN
OREGON SPICE COMPANY	WOMEN
INDIAN RIDGE SHRIMP CO	WOMEN
ALPINE MEAT CO	WOMEN
WA BROWN & SON INC	WOMEN
JACK TUCHTEN PRODUCE	WOMEN
JANAS CLASSIC COOKIES	WOMEN
BOCA FREEZE	WOMEN
FOOD DISTRIBUTION SYSTEMS	WOMEN
PAPERCUTTERS INC	WOMEN
OKAMI INC.	WOMEN
PIERRES FRENCH ICE CREAM	WOMEN
WESTCOTT NUT PRODUCTS CO	WOMEN
HILL & HOLLOW FARM	WOMEN
FEASTER FOODS	WOMEN
SUPERIOR QUALITY FOOD	WOMEN
JUICE MART INC	WOMEN
COSTA MACARONI	WOMEN
CAPTAIN EDS LOBSTER TRAP	WOMEN
TEXAS SHEET METAL	WOMEN
RICHMOND GROUP THE	WOMEN
CAMPIONE	WOMEN
LA AUTENTICA FOODS INC	WOMEN
ZENITH SPECIALTY BAG CO	WOMEN
INTERMARK LTD	WOMEN
MARIDAN CORPORATION	WOMEN
BISCOMERICACORP	WOMEN
MEL O CREAM	WOMEN
MONTIONE’S BAKERY INC	WOMEN
MIDWEST DISTRIBUTING	WOMEN
SANTA FE COOKIE CO	WOMEN
CIRCLE U FOODS INC	WOMEN
TROPICAL NUT & FRUIT	WOMEN
FROMAGERIE BELLE CHEVRE	WOMEN
JUBILATION	WOMEN
AA HOTEL&REST SUP	WOMEN
KARYS ROUX	WOMEN
MOZZARELLA COMPANY	WOMEN
PATRIOT SALES & MARKETING	WOMEN
BALTIMORE GLASSWARE DECOR INC	WOMEN
QUALITY BAKERS INC	WOMEN
CHUCKANUT CHEESECAKE COMPANY	WOMEN
SUNSPROUTS	WOMEN

CARTER PRODUCE INC	WOMEN
OPA’S SMOKED MEATS	WOMEN
FORAN SPICE	WOMEN
CRAVERS COOKIES	WOMEN
GRAFTEK SYSTEMS	WOMEN
SIR AUBREYS TEA CO LTD	WOMEN
BUDS SALAD	WOMEN
VALDEZ CORP	WOMEN
DENVER TO-FU CO	WOMEN
RAGOZZINO FOODS, INC	WOMEN
TJ HARKINS	WOMEN
THE BAMA CO. INC @	WOMEN
OLIVERS ARTISAN BREADS INC	WOMEN
BATTAGLIA ENTERPRISES	WOMEN
CANYON SPECIALTY FOODS, INC	WOMEN
GAYLES FOODS	WOMEN
NEW YORK APPLE SALES INC.	WOMEN
PATTY’S HERBS	WOMEN
SOUTHWEST TEXAS EQUIP DISTR	WOMEN
SAUTEE CEDAR CO	WOMEN
UNITED PIE CO	WOMEN
PATTY’S PRESTO PIZZA INC	WOMEN
HEROLDS SALADS INC	WOMEN
RAGOZZINO	WOMEN
CERA PRODUCTS INC	WOMEN
SERVICE CANDY CO	WOMEN
GROWING BUSINESS	WOMEN
POWERS BAKING CO INC	WOMEN
CRYSTAL SPRINGS	WOMEN
DILETTANTE CHOCOLATES	WOMEN
ACE BROOKLYN BAGEL	WOMEN
GRAHAM SEAFOOD CO	WOMEN
WYZEN FOODS INC	WOMEN
ACE BROOKLYN BAGEL INC	WOMEN
FREEDOM GROUP INC	WOMEN
CHERIE’S BROWNIES INC	WOMEN
CLIFCO SPICE SALES INC	WOMEN
ANTHONE’S SYRUP CO	WOMEN
DEEP ROCK WATER	WOMEN
OLD WORLD BAKERY	WOMEN
OREGON LOX CO	WOMEN
SCAN AM	WOMEN
SCALAWISELL INTL	WOMEN
KELMIN PRODUCTS	WOMEN
JA FOODSERVICE INC.	WOMEN
MAZELLES CHEESECAKE	WOMEN
TOTAL COST SYSTEMS INC	WOMEN
ROBIN & COHN SEAFOOD	WOMEN
CREATIVE PRODUCTS INTL INC	WOMEN
SUSIES KITCHEN INC	WOMEN
TACY MEDICAL INC	WOMEN
SON BEVERAGE CO.	WOMEN
LISA’S SALSA CO	WOMEN

BEST BUY PRODUCE INT’L INC.	WOMEN
MAINSTREET MENU SYSTEM	WOMEN
AB FOODS LLC	WOMEN
CAPT’N CHUCKYS CRAB CAKE CO	WOMEN
CIRCLE UNLIMITED INC	WOMEN
DISPLAY PRODUCTS INC	WOMEN
WATERSTREET SPECIALTY SCREENPR	WOMEN
SHERMAN SPECIALTY TOY	WOMEN
R&K POWELL ENTERPRISES.	WOMEN
PRAIRIE VIEW IND INC	WOMEN
MANDI FOODS	WOMEN
CONTINENTAL BLENDS	WOMEN
LA TANG CUISINE	WOMEN
TAMALES BY LACASITA	WOMEN
HAYNES MANUFACTURING	WOMEN
DIXIE’S CAKES/MORE INC	WOMEN
RAYBERN FOODS INC	WOMEN
SHAWNEE CANNING CO	WOMEN
ESPRESSO SUPPLY	WOMEN
ABCORP MEDICAL	WOMEN
BIG SPRING WATER COMPANY	WOMEN
MARTIN’S WREATH CO	WOMEN
HUDSON BAKING COMPANY	WOMEN
BAENSCH FOOD PRODUCT	WOMEN
SUNSHINE TREATS	WOMEN
QUIGLEY MFG	WOMEN
HONEYVILLE GRAIN	WOMEN
MADYS SPECIALTY FOODS	WOMEN
TABLECLOTH CO	WOMEN
BASKET CASE THE	WOMEN
KEEFER COURT FOODS INC	WOMEN
REGCO CORP	WOMEN
COSTA VIDA MGMT& CO	WOMEN
RC FINE FOODS	WOMEN
JIT FORMS LLC	WOMEN
SANTA CRUZ CHILI & SPICE	WOMEN
HIGHBRIDGE SPRINGS WATER CO	WOMEN
TRI STATE FOOD SVC MARKETING	WOMEN
OLYMPIC ASSOCIATES	WOMEN
URBAN PROCESSING LLC	WOMEN
PRETZELMANIA	WOMEN
IMAGININGS 3, INC.	WOMEN
AAA GLASS CORP	WOMEN
VAUGHANS TOMATO RELISH	WOMEN
MCPC	WOMEN
MAPLE WOOD INC	WOMEN
BAY AREA BISCOTTI CO	WOMEN
GREENLEAF WHOLESALE FLORIST	WOMEN
PHOENIX DISTRIBUTOR	WOMEN
REGENCY SERV CARTS INC	WOMEN
GATEWAY FOOD PRODUCTS	WOMEN
HOULTON FARMS DIARY	WOMEN
PEPPERLANE PRODUCTS	WOMEN

EASTERN BAG & PAPER CO.	WOMEN
AJ ANTUNES ROUNDUP FOOD DIV	WOMEN
NORTHSTAR PRODUCE	WOMEN
MARTHA OLSON’S GREAT FOODS INC	WOMEN
4 C COOKIE COMPANY LLC	WOMEN
CREATIVE FOODS, INC	WOMEN
NATIONAL TICKET CO	WOMEN
HARLEY FARMS	WOMEN
HIEBERT GREENHOUSES INC	WOMEN
MW PERISCOPE	WOMEN
CARVING ICE OF ORLANDO	WOMEN
MULTI GRAIN FOODS, INC.	WOMEN
MY OWN MEALS INC	WOMEN
ALLIED METAL SPINNING	WOMEN
DEXTER’S PARTY ICE	WOMEN
WARBAC SALES	WOMEN
EMBER-GLO	WOMEN
SUN Nl CHEESE CO INC	WOMEN
BAR-NONE MIDWEST	WOMEN
CHAPMAN & SAVIDGE	WOMEN
DOWN HOME FOODS INC	WOMEN
JERRY NUT HOUSE	WOMEN
TW INGREDIENTS	WOMEN
GREAT BUNS BAKERY	WOMEN
TEXAS BRANDS INC	WOMEN
BENNINGTON FURNITURE	WOMEN
PRAIRIE VIEW INDUSTRIES	WOMEN
FABULOUS CHEESECAKES	WOMEN
WAHOO TOPPINGS, INC	WOMEN
JEANS POSH PANTRY	WOMEN
CALCO FARMS INC.	WOMEN
NAT-UR INC	WOMEN
SRI MONOGRAMMING	WOMEN
HOLY JALAPENO	WOMEN
DCS ENTERPRISES	WOMEN
SLEEPING GIANT INC	WOMEN
CLASSIC PROVISIONS INC	WOMEN
BOUTTE’S BOUDIN	WOMEN
BERNER INTERNATIONAL	WOMEN
BERNER INTERNATIONAL	WOMEN
ENOCHS MANUFACTURING	WOMEN
CANINOS ITALIAN SAUSAGE CO	WOMEN
MIDCO INTERNATIONAL	WOMEN
JALAPENO KETCHUP CO INC	WOMEN
IMPERIAL BAKING CO	WOMEN
FARMHOUSE FOODS INC	WOMEN
POLLUTION RESEARCH & DEVMNT	WOMEN
WATER EVENT	WOMEN
NADJA FOODS INC	WOMEN
CHILEWICH LLC	WOMEN
ASIA PACIFIC TRADERS INC	WOMEN
BERNADETTE BAKING CORP	WOMEN
CONWAY ICE DISTRIBUTING	WOMEN

LOTECH SALES LLLP INC	WOMEN
STATE FISH CO.	WOMEN
CRAFTTECH INDUSTRIES	WOMEN
AIR QUALITY PRODUCTS	WOMEN
HUBBARD PEANUT CO INC	WOMEN
AJANTUNES & CO	WOMEN
BAUSCHER USA INC	WOMEN
JACK FROST ICE COMPANY	WOMEN
AMERICAN PRODUCE INTERNATIONAL	WOMEN
1MOK TRADE DBA:MRS KELLY’S TEA	WOMEN
AMBASSADOR FINE FOODS INC	WOMEN
CHUKAR CHERRY CO	WOMEN
HY-TAPE INTERNATIONAL	WOMEN
LOBSTER HARVEST	WOMEN
SPS MEDICAL SUPPLY CORP	WOMEN
VENTURE DISTRIBUTORS	WOMEN
CLEVELAND BOTTLE & SUPPLY	WOMEN
ELIASON	WOMEN
SERVICE TECHS	WOMEN
DRAPES 4 SHOW	WOMEN
AU BON APPET1T LTD	WOMEN
VIA MOTIF	WOMEN
TROPICAL NUT & FRUIT	WOMEN
VICTOR CORNELIUS INC	WOMEN
TJ HARKINS	WOMEN
A & B FOOD IMPORTS	WOMEN
HOLLY SALES & SERVICE INC	WOMEN
STURDI WHEAT	WOMEN
JUICE MART INC	WOMEN
COMMERCIAL APPLIANCE SEV	WOMEN
TROPIC BANANA CO	WOMEN
AVENUE GOURMET	WOMEN
DESIGN CONCEPTS	WOMEN
ROUNDUP FOOD EQUIPMENT	WOMEN
MISS SCARLET	WOMEN
GLARO INC	WOMEN
FAME FABRICS	WOMEN
WORLD FOODS CO INC	WOMEN
GRANDPAW DOWDS CATFISH	WOMEN
EASTERN FISH COMPANY	WOMEN
LOS TIOS MEXICAN REST	WOMEN
DUFOUR PASTRY KITCHEN	WOMEN
DINAHS FROZEN NOODLES	WOMEN
BOB’S CANDIES INC	WOMEN
CHERYL & CO	WOMEN
COFFEE EXPRESS	WOMEN
BEER & BRATS LLC	WOMEN
PRECISION NORTH AMERICA INC	WOMEN
JAC MECHANICAL SERVICE	WOMEN
FREE RANGE FISH	WOMEN
EVER QUIP	WOMEN
PORTLAND SHELLFISH INC	WOMEN
HAYLOFT PIZZA LLC	WOMEN

ABCO PAPER CO	WOMEN
KEATING OF CHICAGO INC	WOMEN
MIST DISTRIBUTING	WOMEN
CHEMCO CORPORATION	WOMEN
SMALL PLANET	WOMEN
SHORE NATURAL BEVERAGE CO	WOMEN
INTERNATIONAL SERVICES	WOMEN
BEST BEVERAGE	WOMEN
NEW YORK PASTA AUTHORITY INC	WOMEN
ERWYN	WOMEN
MAY ADVERTISING CORP	WOMEN
WILLIAM BOUNDS LTD	WOMEN
CONTRACTS & LEISURE	WOMEN
KENCO	WOMEN
KETTLE KORN KOMPANY LLC	WOMEN
EMPIRE METAL MFG	WOMEN
LARRY EGG & POULTRY	WOMEN
FIABELLA FOODS LLC	WOMEN
TROUTMAN CHAIR CO LLC	WOMEN
FANO INC	WOMEN
WELSCO INC	WOMEN
SPECIALTY BAKERIES INC	WOMEN
ASSOCIATED DISTRIBUTORS	WOMEN
ROFSON ASSOC	WOMEN
MOUNT ROYAL USA INC	WOMEN
ELLIINGERS AGATIZED WOOD	WOMEN
BVE PRODUCE, INC	WOMEN

EXHIBIT H

To

Aramark Master Distribution Agreement

Dated as of November 25, 2006

Food Safety and Sanitation Standards for Suppliers to ARAMARK SCM, Inc.

(“ARAMARK”) (Current, subject to revision)

A. All Suppliers must establish and administer the following programs:

1. An operating Hazard Analysis Critical Control Point Program (“HACCP”), under which the Supplier shall:

•	identify all hazards associated with products;

•	determine all Critical Control Points required to control identified hazards;

•	establish standards for all Critical Control Points;

•	establish procedures to monitor each Critical Control Point;

•	establish corrective actions to be taken when there is a deviation; and

•	establish verification procedures to determine that the HACCP system is working effectively, including a record keeping system for each Critical Control Point.

2. A documented and actionable Pest Control Program that incorporates integrated pest management practices to assure the facility is free of insects and rodents.

3. A documented Cleaning and Sanitation program.

4. A documented Product Safety and Recall Program that can track specific production lots of products and destinations, and incoming raw materials and finished products, ensuring appropriate “track-ability.” Mock recalls shall be conducted every 6 months to assess the effectiveness of such Program.

5. A documented Listeria Environmental Program, for suppliers manufacturing and providing to ARAMARK ready-to-eat products.

6. A documented E Coli 0157H7 Program for raw ground beef products, for suppliers manufacturing and providing to ARAMARK raw ground beef products.

7. To the extent Supplier supplies meat products, or products containing meat, Supplier specifically represents, warrants and covenants that Supplier, and its vendors, are in compliance with Title 21 C.F.R. § 589.2000 (eff. August 4, 1997), prohibiting the feeding of ruminant meat and bone meal to ruminants, as now or hereafter amended or supplemented. Further, Supplier does not allow advanced meat recovery, sometimes known as “AMR”, in products Supplier manufactures, or in products that Supplier purchases from others, and uses as an ingredient for Supplier’s products.

B. Compliance with these standards shall be monitored in 3 ways:

1. Annually, each Supplier shall certify in writing to ARAMARK that the Supplier is in compliance.

2. All Suppliers shall be subject to inspection by ARAMARK’s Director of Food Safety or his designee, annually. Inspections shall include evaluating good manufacturing practices (“GMP’s”) and reviewing the Programs listed above. A minimum score of 85% is required for each inspection. If a score is below 85%, a re-inspection shall be done within approximately 30 days, to verify correction of deficiencies. A score of less than 85% on reinspection may lead to de-certification of the Supplier. Suppliers shall bear all reasonable inspection costs, e.g. travel, lodging and meals of the ARAMARK Director of Food Safety.

3. Suppliers shall undergo inspections by independent nationally-recognized inspection services, at least annually. Such inspections shall include evaluating GMP’s and the Programs listed above. ARAMARK recommends Silliker Laboratories, Randolph Associates, NSF Cook & Thurber, NFPA, American Institute of Baking and American Sanitation Institute as independent inspection services for use by Suppliers. Suppliers are free, however, to use other nationally-recognized inspection services. Suppliers shall bear all costs for these inspections. If requested, Suppliers shall provide ARAMARK with access to records and results of these inspections.

C. Product Recalls

1. All ARAMARK manufacturers and distributors must have a documented product safety and recall program that can track specific lots of products and destinations. Mock recalls shall be conducted every six months to assess the effectiveness of such program. For manufacturers, the program shall include both incoming raw materials and finished products.

2. The following ARAMARK personnel must be notified when a recall occurs:

Nancy Donaldson – Senior Director of Distribution – Donaldson- Nancy@Aramark.com

Joe Arrasmith – Senior Purchasing Manager – Arrasmith-Joseph@Aramark.com

Frank Leonardo – Director of Food Safety – Leonardo-Frank@Aramark.com

John Orobono – Senior Vice President, Supply Chain Management – Orobono-John@Aramark.com

Notice shall be given by fax at 215 238 8127 and 215 238 4070 and email as above, within 24 hours. Notice by fax and email shall be effective only upon confirmation of receipt from ARAMARK.

3. All ARAMARK components that have received recalled product must be notified within 24 hours, by fax or telephone. The recall notice must identify the product, and shall include all lot or code numbers, product disposition information, and such other information as may be required by law or regulation or that is customarily included in recall notices. All recall information must be to the attention of the component manager.

EXHIBIT I

To

Aramark Master Distribution Agreement

Dated as of November 25, 2006

EXHIBIT I

To

Aramark Master Distribution Agreement

Dated as of November 25, 2006

SYSCO CORPORATION

Raw Ground Beef

and /or Veal

Requirements

Requirements for Authorized

SYSCO Brand/MUA/Packer Label Suppliers

Revised 04/25/05

1390 Enclave Parkway Houston, Texas 77077-2099

As the leader in the food service industry, SYSCO has been very proactive in establishing food safety programs that will provide our customers with safe and wholesome products. One of the most critical initiatives SYSCO introduced in Fiscal Year 1999 a program requiring ALL SYSCO Brand, MUA, and Packer Labeled suppliers of fresh and frozen raw ground beef and/or veal products to comply with critical plant and product safety requirements. In a continued effort to improve the food safety and quality of raw ground beef and/or veal products as well comply with the FSIS Directive 10,010.1 Revision 1, dated 03/31/04 by the USDA/FSIS regarding microbiological testing program and other verification activities for Escherichia coli 0157:H7. Please refer to the directive by accessing the following link: http://www.fsis.usda.gov/OPPDE/rdad/FSISDirectives/10.010.1.pdf. SYSCO Quality Assurance, with the support of the BSCC Beef Department and SYSCO Operating Companies have embarked on significant changes to the Quality Control and Process Control requirements for SYSCO/MUA/Packer Label suppliers of raw ground beef and/or veal products. The product and process requirements were revised to improve our company’s ability to ensure Food Safety and achieve a greater level of consistency between products and suppliers of this important product category. These changes mandate that all suppliers of raw ground beef and/or veal products comply with SYSCO’s Raw Ground Beef and/or Veal Requirements.

Therefore, SYSCO is requesting that you complete and forward to SYSCO Corporate the Raw Ground Beef Supplier Compliance Sheet / Release Form (refer to last page this document). Please read the form carefully and provide appropriate documentation to verify compliance to the six essential elements as detailed in the following pages. Please forward this correspondence to SYSCO Corporate Quality Assurance Department no later than <<INSERT DATE>>. This information is required in order to remain approved or become approved as a SYSCO Brand/ MUA/ Packer Label Supplier of Raw Ground Beef and/or Veal items.

The six essential elements of the SYSCO Corporation Raw Ground Beef and/or Veal Requirements for all Authorized SYSCO Brand/MUA/Packer Label Suppliers of raw ground beef and veal products include:

•	Documented and re-assessed HACCP program.

•	Purchase Specification Requirements

•	Metal Prevention Program.

•	Bone Chip/Connective Tissue Elimination System.

•	Documented Recall Policy.

•

E. coli 0157:H7/NM testing program for ALL raw ground beef and/or veal products. This sampling program does include multi-ingredient products that contain beef and/or veal, as well as other livestock or poultry ingredients (e.g., chunked and formed products, beef patties, raw meatballs, raw sausage that contains both fresh beef and pork). It is our intent to utilize raw material testing to improve the quality and access plant HACCP Programs. No sampling program (except 100% testing) can eliminate the risk of pathogen presence. Therefore, these procedures are to be used to verify the effectiveness of the supplier’s processes and HACCP Program(s). Through the use of pathogen intervention methods during processing and microbial sampling programs, we can evaluate the acceptability of a raw ground meat product.

Any establishment identified as not complying with SYSCO’s Raw Ground Beef and/or Veal Requirements will result in immediate suspension of production of a SYSCO Brand Supplier or immediate removal as an authorized P / L or MUA Supplier for distribution through a SYSCO Operating Company.

Note: SYSCO Brand raw ground beef suppliers must also conform to SYSCO Brand specifications and requirements as detailed in the SYSCO Ground Beef Manual.

This program has been established to ensure that all ground beef products distributed through the SYSCO Network are manufactured under stringent quality standards. As the industry’s leader in foodservice marketing and distribution, we will constantly strive to provide safe and wholesome products to our valued customers.

Page 2	4/25/05

SYSCO CORPORATION

RAW GROUND BEEF AND/OR VEAL PREREQUISITE PROGRAMS

SYSCO AUTHORIZED SYSCO BRAND/MUA/PACKER LABEL SUPPLIERS

A. Documented HACCP Program

All producers of raw ground beef and/or veal products for SYSCO Operating Companies must comply with the implementation of HACCP as mandated by USDA In the Final Rule on Pathogen Reduction and Hazard Analysis and Critical Control Point Systems, All establishments are required to re-assess their HACCP Plans as required by Federal Register Notice 9 CFR Part 417 (which can be accessed at http://www.access.gpo.qov/nara/cfr/waisidx 02/9cfr417_02.html). SYSCO encourages suppliers of raw beef and/or veal products to re-assess their HACCP plans to determine whether BSE, E.coli 0157:H7 and Salmonella are hazards reasonably likely to occur in their production process. This requirement applies to all raw beef products including ground beef, other non-intact beef products, and Intact beef products. If reassessment results indicate that BSE, E.coli 0157:H7 and Salmonella contamination is a food safety hazard reasonably likely to occur in your establishment’s production process, then it must be addressed in your HACCP plan. SYSCO will require that all establishments receiving product for grinding have purchase specifications requiring ail their suppliers to have one or more critical control points (CCP’s) validated to eliminate or to reduce BSE, E.coli 0157:H7 and Salmonella below detectable levels. The documented CCP’s must be provided to SYSCO to affirm that the reassessment has been completed. If an establishment determines that no additional steps are needed to address pathogens within their production process, the establishment must incorporate these specifications and documentation verifying that the specifications are being met in their HACCP plans and Sanitation SOP’s, which FSIS has recognized as prerequisites for HACCP, or in other prerequisite programs.

B. Purchase Specification Requirements

In addition to the USDA requirements that all facilities reassess their HACCP plans for Bovine Spongiform Encephalopathy (BSE) refer to 9 CFR 310.22 (which can be accessed at http://squid.law.cornell.edu/cqi-bin/get-cfr.cgi?TITLE=9&PART=310&SECTION = 22&TYPE=TEXT) SYSCO has developed the following purchase specifications for ALL products (SYSCO and Packer Label) marketed through one of its wholly owned subsidiaries including traditional broad-line distribution warehouses, the SYGMA Network, Asian Foods, Freshpoint, or any of the SYSCO Specialty Meat Companies (A. M. Briggs, Buckhead Beef, Malcolm Meat Company, Freedman Foodservice, Newport Meat Company, and Fulton Provision Company). Affirmative confirmation is required to ensure full compliance to the specifications below:

B.1. RAW MATERIAL STANDARDS

•	All meat and non-meat raw materials will be purchased from suppliers identified in the plants Approved Raw Material Supplier Program.

•	Boning procedures used in the manufacture of Boneless, Lean Beef will comply with the USDA AQL Standards for bones, bone chips, cartilage, bruises, and blood clots,

•

Certificates of analysis must be on file for each lot. Certificates of analysis must be provided for review by a SYSCO Representative upon request. Documentation must include each product code, description, code date, and quantity packed for each item produced from the raw materials corresponding to the test results,

Page 3	4/25/05

•

Customer Certifications must be made available for review by a SYSCO Representative upon request certifying the following: (1) that all products have been produced under the BSE defense-in-depth program and routine testing confirmed no evidence of CNS tissues before shipment, (2) the slaughter facility does not process downer cattle for human consumption, and (3) the slaughter facility does not utilize Air-Injection Stunning, to ensure that portions of the brain are not dislocated into the tissues of the carcass as a consequence of humanely stunning cattle during the slaughter process.

•

Supplier Certifications must be made available for review by a SYSCO Representative upon request. All slaughter facilities must certify that the cattle from which their raw materials are derived have not been fed any prohibited feed (i.e., that their feeding practices are in full compliance with FDA requirements, 21 CFR 589.2000).

C. Raw Material Requirements

C.1. Background Information

•

Raw material purchase specifications must meet or exceed recommendations set forth by the USDA/FSIS. The following reference materials (“Guidance for Beef Grinders and Suppliers of Boneless Beef and Trim Products”, “Guidance for minimizing the Risk of Escherichia coli 0157:H7 and Salmonella in Beef Slaughter Operations” and “Verifying an Establishments Food safety System”) can be accessed through the following web sites:

http://www.fsis.usda.gov/oppde/rdad/frpubs/00-022N/BeefGrindGuide.pdf,

http://www.fsis.usda.gov/oppde/rdad/frpub5/Op-022N/BeefSlauterGuide.pdf and

http://www.fsis.usda.gov/OPPDE/rdad/FSISDirectives/5000.lRevl.pdf

•	Each establishment must have a documented Raw Material Purchase Specification Program in place.

•

Salmonella testing must be an integral part of the raw material purchase specifications for SYSCO Brand suppliers. Currently, FSIS does not consider Salmonella as an adulterant in raw meat however; Salmonella testing results are a good means to verify that HACCP systems are effective in controlling contamination. Therefore, SYSCO is requiring that raw material suppliers develop a program to monitor Salmonella results and implement corrective actions based on established guidelines. In order to insure establishments are meeting these standards, suppliers are required to establish a documented testing program for Salmonella spp. I results exceed established baseline values, Salmonella spp. Testing must be increased to determine the source of contamination. Appropriate documented corrective actions must be available for review upon request. For Salmonella spp., it is recommended that laboratories use 25-gram analytical sub-samples and inoculate 225 ml. of media or 100 grams sub-sample and inoculate 900 ml of the appropriate medium, however, the inoculum to media ratio must be maintained at 1 to 10. Laboratories are required to use AOAC

•	approved, or BAM book method. Refer to the following web site for additional information:

http://aoac.org/testkits/microbiologykits.htm

•

Establishments should also establish documented testing guidelines for indicator organisms such as: aerobic plate count, coliforms, generic e. coli, salmonella (spp.) and Listeria (spp.). These indicator organisms can detect a failure in the establishments GMP procedures that can have an effect on the microbiological quality of a meat item. These indicator organisms are an effective way to access process controls during the slaughter and fabrication process.

•	Non-branded suppliersmy be required to submit raw material purchase specifications to SYSCO for review.

Page 4	4/25/05

C.2. E.coli 0157:H7/NM Testing Requirements

SYSCO has established a recommended sampling and testing program for E.coli 0157:H7/NM which applies to boneless raw materials used to produce raw ground beef and/or veal products and other raw comminuted meat products containing beef and/or veal. Currently, E.coli 0157:H7 testing is the only acceptable validation of a CCP to prevent, eliminate, or reduce E.coli 0157:H7. However, if an establishment can demonstrate that there is an organism that can be used as an indicator organism for E.coli 0157:H7, this organism could be used for validation of CCP’s addressing E.coli 0157:H7.

SYSCO realizes that the production of raw comminuted beef and/or veal products is a process devoid of steps capable of successfully eliminating E.coli 0157:H7/NM, Therefore, SYSCO believes that sampling and testing beef and veal raw materials is the most available means of detecting more highly contaminated lots of trimmings and rejecting the lots prior to delivery. This testing program will be in conjunction with an Approved Raw Material Supplier Program. SYSCO’s minimum requirements are not intended to restrict a desire to develop much more sophisticated programs. SYSCO Quality Assurance will continue to reserve the right to offer recommendations to improve these procedures. SYSCO highly recommends that all suppliers review the FSIS Guidance materials: (1) Guidance for Beef grinders and Suppliers of Boneless Beef and Trim Products and (2) Guidance for minimizing the Risk of Escherichia coli 0157:H7/NM and Salmonella in Beef Slaughter Operations. These guidelines should be used to develop a sound program to minimize the food safety risks associated with E.coli Q157:H7/NM.

C.2.1. BONELESS BEEF SAMPLING PLAN

SYSCO has established a recommended sampling and testing program for E.coli 0157:H7/NM Pathogenic Microorganisms. All RAW BONELESS BEEF AND/OR VEAL RAW MATERIALS MUST BE TEST NEGATIVE (BELOW DETECTABLE LEVELS) FOR E.COLI 0157:H7/NM PRIOR TO RECEIPT. The recommended procedures are as follows:

C.2.1.1. COMBOS

a) Lot Size (Combos)

1.	A typical truckload consists of twenty (20) combos of fresh beef trimmings. Each combo-bin weighs approximately 2,000 pounds.

2.	Each Lot consists of a maximum of 5 combo-bins of fresh boneless beef trimmings.

3.	If less than five combo-bins are used in a lot, the number and weight of the sub-samples used to form the composite sample should be adjusted.

Page 5	4/25/05

(Fig 1)

b) Core Drilling Procedure (Combos)

1.	From each fresh combo-bin, collect core drill samples from random locations in the combo. There must be a minimum of 5 cores of the product from each combo-bin.

2.	After the core drill samples from one combo-bin are pulled, they must be combined and ground together in their entirety (this is a “Bin Sample”).

3.	From this bin sample, a total of four (4) separate 25-gram sub-samples must be pulled. These four sub-samples make up the 100-gram that is required from each combo-bin. (Fig. 2)

Page 6	4/25/05

(Fig. 2)

4.	Repeat steps 1-4 on the 4 remaining combo-bin in the lot. In a sterile “Whirl Pak” type bag, combine the 100-gram composites from all 5 bins into one sample (500 grams). This represents a Lot-sample.

5.	Four combos/lot - five separate 25 gram sub-samples from each combo core drill sample to form a 125 gram sub-sample composite. Combine all four 125 gram sub-sample composites into one 500-gram total composite for testing.

6.	Three combos/lot - seven separate 25 gram sub-samples from each combo core drill sample to form a 175 gram sub-sample composite. Combine all three 175 gram sub-sample composites into one 525-gram total composite for testing.

7.	Two combos/lot - ten separate 25 gram sub-samples from each combo core drill sample to form a 250 gram sub-sample composite. Combine both 250-gram sub-sample composites into one 500-gram total composite for testing.

8.	One Combo/Lot - twenty separate 25-gram sub-samples from the core drill sample to form a 500-gram total for testing.

C. Excision Sampling

(1)	Assemble all 5-combo bins that are designated as a lot.

(2)

Aseptically incise 12 surface slices (incision slices) per combo. Each slice should weigh around 6.25 grams for a total of approximately 75 grams/combo Slices should be approximately  1/8” thick x 6” long x  1/2” wide.

Page 7	4/25/05

(3)	Repeat the above for other 4 combo-bins in the Lot.

(4)

Composite sample of the lot will consist of: Five (5) combos per lot = 60 total pieces for a total of approximately 375 grams. The surface area for each surface slice will be 14.1 cm2’ thus 169.2 cm2 /combo and 846 cm2 for the 5-combo lot

(5)	Lots containing less than 5 combos must be composite as follows:

(a)	The total number of “surface slices” taken for the composite must equal 60 pieces.

(b)	The formula for determining the number of samples to be taken per combo is as follows:

60/Total Combos in Lot = Number of Samples per Combo

(6)	Place the Lot Sample (~ 375 grams) in a sterile “Whirl Pak” type bag, and attach one of the twin labels on to the bag for the laboratory analysis.

D. Labeling

(1)	Label The “Whirl Pak” sample and the corresponding combos/pallets with an “Al-A5”. The next lot will be labeled “Bl-B5” and so on. This will produce four (4) lots per 20-combo/pallet loads labeled “A1-A5” through “D1-D5”.

(2)	Ensure correct labeling. Include all pertinent information for each lot. (Fig. 3)

(Fig. 3)

(3)	Put the sealed lot sample bags representing the load into a transport cooler with a minimum of four (4) “Jell-Packs”. Do not pack in ice or CO2, Frozen samples will delay testing.

(4)	Properly complete a laboratory submission form as requested by the laboratory. Enclose the completed submission form in an envelope and place it inside the transport cooler. Seal the transport cooler with shipping tape.

(5)	Ship to approved laboratory of choice.

Page 8	4/25/05

C.2.1.2. CARTONS/BOXES

a) Lot Size (Cartons/Boxes)

1.	All cartons to be sampled are to be chosen at random and are to be selected over a range of production. -Cartons-shall be taken from a minimum of 3 pallets per load.

2.	The number of cartons sampled shall represent at least 5% of the total number of cartons in the lot. Thus if a lot consists of 600 cartons, 30 cartons (5% of 600) shall be sampled. In the case of partial loads the number of cartons sampled shall be at least 5%, or minimum of 20 cartons whichever is the greater, of the total of cartons in the load.

3.	All lots to be tested shall consist of cartons bearing individual Establishment Numbers and code dates.

4.	Sampling shall be completely random so that, to the extent feasible without creating additional handling expenses, a range of production is sampled.

b) Core Drilling Procedure (Cartons/Boxes)

1.	The meat is to be sampled in a frozen state, by drilling, for which the technique for sampling cartons is to remove all the meat shavings resulting from randomly drilling 4 to 5 holes with a 3/4” auger bit (use care not to create excessive heat by “forcing” the bit). It might be advisable to utilize a smaller bit and drill multiple holes rather than trying to get the sample bag from each box). Pass the bit through the frozen block of meat from top to within 1/2” of the bottom in each carton sampled. Where feasible a template shall be used for drilling of holes. Otherwise, a standard diagram shall be used.

2.	Aseptically collect and composite a minimum of 500 grams in a sterile “Whirl Pak” type bag, and attach one of the twin labels on to the bag for the laboratory analysis.

c) Labeling

(1)	Label The “Whirl Pak” sample and the corresponding boxes/pallets with a “Lot Number”.

(2)	Ensure correct labeling. Include all pertinent information for each lot. (Refer to Fig. 4)

(Fig. 4)

Page 9	4/25/05

(3)	Put the sealed lot sample bags representing the load into a transport cooler with a minimum of four (4) “Jell-Packs”. Do not pack in ice or CO2, Frozen samples will delay testing.

(4)	Properly complete a laboratory submission form supplied by laboratory. Enclose the completed submission form in an envelope and place it inside the transport cooler. Seal the transport cooler with shipping tape.

(5)	Ship to approved laboratory.

C.2.1.3. LABORTORY ANALYSIS:

Suppliers’ may use their own in-house laboratory or an outside third party food laboratory as long as the laboratory is participating in a Proficiency Testing Program (conducted on a quarterly basis). Refer to the following web site for additional information: http://www.aoac.org/proficiencytesting/proficiency.html. Results of proficiency program must be submitted to SYSCO Quality Assurance for approval.

a) E.coli 0157:H7/NM Detection on Core Drilled Samples

Either Elisa based Immunoassay or PCR based methods may be used to analyze the sample. Using Elisa based Immunoassay, advises your Laboratory to use 375 gram of analytical lot sub-sample from each 500-gram Lot sample for E. coli O157:H7/ E. coli O 157:NM testing. An analytical lot sub-sample size of 375-grams from each lot sample must be used to inoculate 3625 ml of Modified EC medium and must include Antibody-coated paramagnetic beads step into their procedure. Laboratories may use any manufacturer recommended medium compatible to ELISA based immunoassay method. Incubation time for the enrichment phase of the ELISA based immunoassay procedure must be 20 hours. Laboratories using Neogen’s immunoassay device may use 8 hours incubation time provided that they use Specific Neogen 8 hour enrichment medium. For the ELISA-based Immunoassay methods that requires less than 20 hour’s incubation time for pre-enrichment. Laboratories shall use Incubator-Shakers during enrichment period, and shall include Antibody-coated paramagnetic beads step in the procedure.

For PCR analysis of the sample Laboratories may use 100 gram of analytical lot sub-sample from each 500-gram Lot sample for E. coli O 157:H7/NM testing. An incubation time of 12 hrs is sufficient for the enrichment phase with mEC+n medium for Laboratories using PCR based testing. Your Laboratory may chose 8 hours of incubation for the enrichment phase if they use special newly developed 8 hours BAX System Media for E. coli O157:H7/NM Part #17710647 Manufactured by Oxoid, Ltd. for Qualican.

b) Excision Lot and Carton Sampling

•

Samples can be analyzed by either an on-side laboratory or an accredited commercial Out-side microbiology. However, laboratories must homogenize the lot sample and use a minimum of 125 gram lot sub-sample from 500 gram Lot sample for E. coli O157:H7 or E. coli O157; NM. Laboratories may use PCR based method (BAX or any other validated and commercially available PCR techniques) or ELISA based immunoassay to analyze the sample.

•

If Salmonella testing is to be conducted the laboratory can use the remaining 375 gram lot sample to screen for Salmonella spp using AOAC approved method or follow the method for the detection of Salmonella Spp as outlined in the BAM book. Analytical

Page 10	4/25/05

•	Sub-samples as small as 25 gram to 100-gram portion of the lot sample (remaining 375 gram) could be used for the detection of salmonella spp.

•

For any ELISA based E. coli O157:H7/NM testing use 375-gram lot sub-sample from each lot sample and inoculate 3625 ml of enrichment medium appropriate for the immunoassay of. your choice. The incubation time of pre-enrichment for any immunoassay other than Neogen must be 20 hours. Laboratories using Neogen’s immunoassay device may use 8 hours incubation provided that they use Specific Neogen 8 hour enrichment medium.

•

Laboratories using ELISA-based Immunoassay methods that require less than 20 hours incubation time for pre-enrichment are advised to use Incubator-Shakers during enrichment period, and must include the antibody-coated paramagnetic beads step in their procedure.

•

For PCR analysis of the sample, laboratories may use 100 grams of the analytical lot sub-sample to inoculate 500 ml of appropriate medium for E. Coli O 157:H7/ E. coli O 157:NM testing. An incubation time of 12 hrs is sufficient for the enrichment phase with mEC+n medium for Laboratories using PCR based testing. Your Laboratory may chose 8 hours of incubation time for the enrichment phase if they use special newly developed 8 hour Enrichment medium for the PCR-based technique (Qualicon, the manufacturer of BAX® is supplying this medium). Refer to the following web site for additional information: http://aoac.org/testkits/microbioloqykits.htm

•	When utilizing the ELISA-based Immunoassay methods, presumptive positive tests must be confirmed through the use of an AOAC/USDA Approved Method.

•

The use of alternative sampling methods other than the ones described in this protocol is NOT permitted. SYSCO Corporation will NOT grant any permit to use alternative Sampling Plan and will review documentation for proper and acceptable sampling techniques.

•	Outside laboratories must be advised to fax the results to grinding establishment within 24 hours of receiving of the sample.

C.3. Imported Boneless Beef and Beef Trimmings

•

Boneless beef and boneless beef trimmings from Australia , New Zealand, and Uruguay (with prior approval from BSCC Beef) are permitted. Historically E. coli O157:H7 has not been prevalent in Australia, New Zealand, or Uruguay beef. Therefore E. Coli O157:H7 and or E. coli O157: NM are not hazards reasonably likely to occur in boneless Beef originate in those countries.

•

Boneless Beef from Australia must be accompanied with an E.coli 0157:H7/NM declaration statement that the product has been screen for E. coli O157:H7 or E. coli O157: NM and passed. Screening method outlined in New Zealand’s Australia’s, and Uruguay’s E.Coli O157:H7 testing Programme or any screening methods requirements detailed in these programs are acceptable to SYSCO Corporation

•

Boneless Beef and Boneless Beef Trimmings from Australia, New Zealand, or Uruguay must be accompanied with an E.coli 0157:H7/NM declaration statement that the product has been screen for E.Coli O157:H7 and passed.

•	Screening method for E.Coli O157:H7 recommended by The New Zealand Meat Industry Standards Council (MISC) or any screening method that meets or exceed SYSCO’s minimum standards are acceptable.

C.4. Records

•	Results must be maintained on file for review or may be completed by your raw material supplier with an E.coli 0157:H7/NM declaration statement submitted with each load,

•	E.coli O157:H7/NM testing declaration statements must be provided to SYSCO Corporation upon request.

Page 11	4/25/05

D. Product Recall/Withdrawal Program

In the event of a recall SYSCO and/or its Operating Companies must be contacted immediately. Mock recalls are to be conducted twice per year. The effectiveness of the mock recall must be maintained on file and be available for review by SYSCO Corporate upon request. A Withdrawal/Recall Program, which meets SYSCO’s Basic Format, must be in place for all Branded or Packer label suppliers. The Basic Format Requirements for Recall Policies are as follows:

D.1. Statement of Definitions:

Product Recall - A product recall is a voluntary action by the firm that marketed the product or an action requested by a regulatory agency. An actual recall is removing from marketing and distribution channels those products which are adulterated or miss-branded to the extent such products are subject to seizure under current policy and guidelines of the United States Department of Agriculture (USDA) or the federal Food and Drug Administration (FDA). Product recall is an efficient and effective means of removing sizable quantities of products from the marketplace. The alternative to product recall is seizure or other legal action by regulatory agencies.

Market Withdrawal - This is a situation where no violation is involved or the violation is minor and product is not subject to seizure under current FDA or USDA policy and guidelines.

Stock Recovery - This is a situation where none of the product has left the direct control of the manufacturer or primary distributor. This type of action would be a product recall or market withdrawal if the product were in distribution channels.

Effectiveness Checks - Contact verifications made based on regulatory agency direction to assure that the recall has been effectuated. An alphabetic letter represents the extent to which these verifications are made.

Classifications of Product Recall:

Class I Recall - This is an emergency situation involving the removal from marketing and distribution channels those products that, because of a deficiency, pose an immediate or long-term serious threat to health or life. An example of such a product is a food product containing botulinum toxin. In a Class I Recall, top priority must be given to the complete and immediate removal of the recalled products from all levels in the distribution chain all the way down to the consumer level.

Class II Recall - This is a priority situation in which a product may cause temporary or medically reversible adverse health consequences and where the probability of serious adverse health consequences is remote. An example of such a product is a food product containing a foreign material such as plastic, In a Class II Recall, products must be removed from all levels in the distribution chain.

Class III Recall - This is a routine situation in which adverse health consequences of a product deficiency are highly improbable or non-existent. Products are recalled because of adulteration or misbranding not involving a health hazard. Examples of Class III Recalls are situations involving improperly labeled products or products with filth contamination. In a Class II Recall, products must be removed from the wholesale levels of the distribution chain. FDA and the USDA generally require that the product be recalled to wholesale level.

D.2. Recall Action Team

List of Names - Provide names of individuals who will be a part of the Recall Action Team, Along with business and home telephone numbers. For each individual an alternate should be designated to act on his/her behalf in case of absence. Representation from various aspects of the company should be included, such as Production, Quality Assurance/Control, Logistics/Warehousing Operations, Marketing/Sales, Accounting and Legal.

Page 12	4/25/05

Detail of Individual Team Member Responsibilities -

The role(s) and responsibilities of each team member should be clearly defined. List the functions of each team member and to whom they are accountable.

D.3. Product Complaint Form/Fife:

The company should maintain a complaint log and record all information received for each complaint. The complaint form should include customer name, product code/description, product code date, detailed explanation of problem, and action taken to correct problem.

D.4. Initiation of Recall/External notification of Regulatory Agency:

Any manufacturer that initiates a recall for a Food Safety related reason should notify the appropriate regulatory agency having jurisdiction with information including:

•	Reason for Recall: Foreign material, food borne illness, contamination, etc.

•	Recalled production information, such as name, code marks or lot numbers, plant number/name, date of production, etc.

•	The amount of product involved, broken down as follows:

•	Total quantity of recalled product originally in company’s possession.

•	Total quantity distributed at the time of recall

•	Total quantity remaining in the company’s possession

•	Areas of distribution of the recalled product: by area, cities, states, country if exported, along with the retailers’ and wholesalers’ names and addresses.

•	Information on any other product, which could be affected by the same hazard.

D.5. Internal Notification and Instructions:

Recall policies should provide detailed instructions for plant/company employees to follow in the event of a Product Recall.

D.6. Preparation of Public Notice:

To avoid damaging publicity the Recalling Firm should take precaution in preparing public notice. Accurate, timely communication with regulatory agencies is important; contact with the agency and release of information to the press should be made only when solid facts are available. The Recall Policy must provide a description of the type of public notice and who will be responsible to speak to the media if necessary.

D.7. Confirmation Letter to Customers:

The Recall Policy should include a template example of correspondence that will be sent to wholesale and/or retail customers in the event of a Product Recall. The letter should include customer name, address, description of problem, quantity if known, specific instructions for handling product, and explanation of product credit and/or replacement. The letter should provide a means for the recipient to report to recalling firm whether it has any of the products, i.e., by phone contact, fax, or a mail in card.

D.8. Product Recovery and Disposition:

Transportation of suspect product to the Recalling Firm’s designated location must be handled in an expedient manner. An accurate inventory of returned goods must be kept. Records of product picked up from customers must be accurate. Upon receipt, product should be segregated, and retested if appropriate, Product must be held until a final disposition is reached.

Page 13	4/25/05

D.9. Termination of Recall:

The point at which satisfactory disposition of the recalled product has been made and the information required for the summary of the recall is complete. The summary of the recall would include confirmation of the corrective measures taken by the recalling form to eliminate from its manufacturing and distribution processes those conditions or practices, which created the recall.

D.10. Product Recovery Drills/ Mock Recalls:

Product recovery drills (mock recalls), must be conducted twice per year to determine and assess the ongoing effectiveness of the plant’s recall plan. Thorough record keeping, including tracing back and forward is required to facilitate recall efforts. Information must be verified and recorded. This information should include but is not limited to: (1) Date and time mock recall was conducted, (2) Product(s) involved, (3) Scope of Mock Recall, (4) Suppliers of raw materials, intervention methods used during slaughter, boning, processing, and whether the purchase specifications are met, (5) The type of raw material received, whether boneless beef, trim, cheek meat, or head meat and whether the purchase specifications are met, including temperature of product upon receipt and microbial specifications. (6) Results/effectiveness of any intervention method applied, (7) Temperature of processing room and of product, (5) Packaging material or containers used and time and temperature of storage (6) Shipping records, (7) Time required to conduct mock recall, (8) Concerns/deficiencies noted during Mock Recall, (9) Corrective actions taken to address concerns or deficiencies noted.

D.11. Flow Chart of Recall Process (Recommended, but not required):

E. Metal Detection Requirements

All production must be conveyed through a working metal detector prior to release for sale to check finished products for metal hazards. Supplier must provide verification of a working metal detector through submission of photographs and metal detector test verification displaying accurate calibration. Examples of a Metal Detector Settings Sheet, Metal Contamination Daily Log Sheet, and calibration Check Sheet are attached and may be replicated.

E.1. Metal Detector Test Procedures

E.1.1. Calibration and verification of calibration:

Ferrous, non-Ferrous, and Stainless Steel standards will be utilized to calibrate and verify calibration of metal detection equipment. The minimum acceptable sensitivity levels for the three types of metal will be 3.0 mm Ferrous, 3.5 mm non-Ferrous, and 5.0 mm Stainless Steel

E.1. 2. Affirmative documentation:

Operation of a metal detector must be verified at least once every two hours. Any time a line goes down, the metal detector must be checked upon line start-up. Any time a product change occurs on the line, the metal detector must be checked upon line start-up, Standardized metal spheres should be used to determine the detector’s capabilities. This practice eliminates the orientation effect on other shapes. A metal detector log (example attached) should be kept and it should posses the following:

•	Time oriented data

Page 14	4/25/05

•	Documented verification that the system rejected the test standards effectively

•	Corrective action taken relative to the equipment, if testing indicates inadequate operation.

•	An inspector’s signature

Proper documentation systems include a Metal Contamination Daily Log. Any time a metal particle is found, it should be kept for future reference, if the source is known, it should be recorded. If not, an investigation should be initiated, and the results of this investigation should be documented.

E.1.3. Properly functioning automatic reject system:

Automatic rejection systems are necessary to effectively and reliably reject contamination. Manual/Operator-Centered reject systems are high risk, and rely entirely on the efficiency of the line operator.

E.1.4. Detector calibrated to prescribed sensitivity:

Standardized metal spheres should be used to determine the detector’s capabilities. SYSCO requires that the detector be set up to detect a ferrous sphere, a non-ferrous sphere, and a stainless steel sphere.

E.1.5. Action plan in place when test fails:

When a failure to detect is noted during routine testing, all production since the previous testing should be considered suspect. All suspect product should be re-screened once the metal detector is recalibrated.

Page 15	4/25/05

METAL DETECTOR

CALIBRATION CHECK SHEET

LINE IDENTIFICATION:

DATE:

TEST STANDARD: Ferrous                      Non-Ferrous                      Stainless

TIME AM/PM	TEST STANDARD	DETECTED (✓)	REJECTED (✓)	ACTION	CHECKER INITIALS

Page 16	4/25/05

Date
METAL CONTAMINATION DAILY LOG
TIME	LINE IDENTIFICATION	DETAILS OF CONTAMINATION	SOURCE, IF KNOWN	CATEGORY SUPPLIER/ PROCESSING PERSONNEL

Page 17	11/3/06

F. Bone Separation/Elimination Systems and Rework Requirements

All products will be manufactured with grinders equipped with functional bone chip and connective tissue elimination systems. Supplier must provide verification of a working bone separation and elimination system through submission of photographs of processing equipment.

A bone chip/cartilage eliminator will be utilized in the final grinding process (with the exception of coarse grind products). The exudate from the bone chip/cartilage remover will not be added back to the finished product unless further reduced in particle size through a 1/16” plate. The rework percentage must be documented in a rework usage log to ensure trace-ability of rework to original raw materials. Supplier will provide copy of rework usage documentation to SYSCO (on the attached form or an approved replica).

Rework generated during the normal production process may be added back into the product flow, provided all rework is documented on batch sheets and is traceable to original raw materials, HOLDOVER rework from previous day’s production will NOT be permitted.

Page 18	11/3/06

Date
REWORK USAGE DAILY LOG
TIME	LINE IDENTIFICATION	SOURCE OF REWORK	BONE SEPARATION MATERIAL	PACK DATE OF REWORK

HOLDOVER REWORK NOT PERMITTED IN PRODUCT FORMULATED FOR SALE TO SYSCO

Page 20	11/3/06

G. Random Verification of Food Safety Initiatives

Throughout the year SYSCO Quality Assurance Representatives conducting visits to verify compliance to the six key elements. This will include but is not limited to: batch sheets identifying raw materials utilized, documented E.coli 0157:H7/NM test results for those raw materials identified on the batch sheets, completed metal detector calibration sheets for that days production, documented bone elimination checks for that days production, documented verification of CCP compliance, and rework documentation.

SYSCO may also request randomly selecting Approved Suppliers of SYSCO Brand and Authorized P/L or MUA suppliers to submit to SYSCO Corporation product documentation verifying compliance to the six key elements. This will include but is not limited to: batch sheets identifying raw materials utilized, documented E.coli 0157:H7/NM test results for those raw materials identified on the batch sheets, completed metal detector calibration sheets for that days production, documented bone elimination checks for that days production, documented verification of CCP compliance, and rework documentation.

Page 21	11/3/06

Raw Ground Beef Supplier Compliance Check Sheet/Release Form

☐ SYSCO Brand	☐ Packer Label	☐ National Account Supplier	(Check All That Apply)

Supplier Name:	EST #:
Address:	Phone:
FAX:
Contact:	Title:

Select appropriate Option (A or B) and provide information as requested.

1) Option A: NOT APPLICABLE

☐ Yes	☐ No		This establishment is not manufacturing any raw beef and/or veal products currently being distributed through a SYSCO Operating Company. Please remove our name from your files
2) Option B: (Please complete if currently manufacturing raw beef and or veal products being distributed through a SYSCO Operating Company)

a) Document HACCP Program re-assessment conducted as per 9 CFR Part 417 and FSIS Notice 44-02

☐ Yes	☐ No	1.	HACCP Re-assessment was complied. Completion data was

☐ Yes	☐ No	2.	Flow chart identifying CCP’s (Copy of product flow chart with CCP’s identified is attached)
b) Adherence to purchase Specifications Requirements

☐ Yes	☐ No	1.	Written and Documented Program verifying compliance to Purchase Specifications as detailed in Section B (Purchase Specification Requirements)
c) Documented Recall/Withdrawal Policy

☐ Yes	☐ No	1.	Written Recall Policy and Recall Action Team (Copy Attached if changes have been made since previous submittal)
d) Metal Detection/Physical Hazard Protection Program

☐ Yes	☐ No	3.	Metal Detection systems on ALL lines used to produce ground meats. (Pictures attached if changes have been made since previous submittal)

☐ Yes	☐ No	4.

Written and Documented Program including appropriate corrective actions when test falls for metal prevention. (Metal prevention program and completed documentation attached if changes have been made since previous submittal)

e) Bone Separation/Elimination System(s) Program

☐ Yes	☐ No	1.	Written program for Bone Elimination Systems including action plan when test falls. (Pictures attached if changes have been made since previous submittal))

☐ Yes	☐ No	2.	Written and Documentation of routine inspections of Bone Elimination system on all final grinders. (Documentation attached if changes have been made since previous submittal)
f) E. Coli 0157: H7 Testing Program (Check all that apply, attach copies of supportive documentation)

☐ Yes	☐ No	1.	Written program including documented verification of raw material testing for E. coli 0157:H7 (Below Detectable Leveis) prior to receipt. (COA’s must accompany every lot received)

☐ Yes	☐ No	2.	Proficiency Testing Program is in place at laboratory conducting microbiological analysis. (Proficiency Testing Verification is attached)

☐ Yes	☐ No	3.	Alternative program which exceeds SYSCO’s recommended guidelines (Programs will be approved on a case by case basis – Complete written and documented program must be submitted for consideration)

NOTE: We grant SYSCO Corporate the authority to visit your facility and/or request copies of documentation to verify compliance to these requirements.

Authorized Signature:	Date:

PLEASE RETURN TO SYSCO QUALITY ASSURANCE NO LATER THAN <<INSERT DATE>>

Page 22	11/3/06